As filed with the Securities and Exchange Commission on March 5, 1996

                                                       Registration No. 33-3076
===============================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM N-1A


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                        Post-Effective Amendment No. 16


                                     and/or


        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 18


                        (Check appropriate box or boxes.)

                              ROCHESTER FUND SERIES
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                 350 Linden Oaks, Rochester, New York     14625
               --------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone number, including Area Code: (716) 383-1300

                                   -----------

                             Andrew J. Donohue, Esq.
                             OppenheimerFunds, Inc.
                             Two World Trade Center
                          New York, New York 10048-0203
                     (Name and Address of Agent for Service)

                                   -----------

                                 With a copy to:
                              Robert J. Zutz, Esq.
                           Kirkpatrick & Lockhart LLP
                          1800 Massachusetts Avenue NW
                             Washington, D.C. 20036

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement. It is proposed that this filing become effective:

         [ ]     Immediately upon filing pursuant to paragraph (b)
         [X]     On March 11, 1996 pursuant to paragraph (b)
         [ ]     Sixty days after filing pursuant to paragraph (a)(i)
         [ ]     On (date) pursuant to paragraph (a)(i)
         [ ]     75 days after filing pursuant to paragraph a(ii)
         [ ]     On (date) pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:

         [ ] this post effective amendment designates a new effective date for a previously filed post-effective amendment

Registrant's Rule 24f-2 Notice for the most recent fiscal year was filed with the Securities and Exchange Commission on February 28, 1996.
===============================================================================

               Rochester Fund Series -- The Bond Fund For Growth

                             Cross Reference Sheet

                                   Form N-1A

Part A of
Form N-1A
Item No.            Heading in Prospectus
---------           ---------------------

1                   Front Cover Page

2                   Expenses; A Brief Overview of the Fund

3                   Financial Highlights; Performance of the Fund

4 Front Cover Page; How the Fund is Managed -- Organization and History; Investment Objective and Policies; Investment Policies and Strategies; Risk Factors

5                   About the Fund -- Expenses; How the Fund is Managed; Back
                    Cover

5A                  *

6 How the Fund is Managed -- Organization and History; The Transfer Agent; Dividends, Capital Gains and Taxes; Investment Objective and Policies

7                   Shareholder Account Rules and Policies; How to Buy Shares;
                    How to Sell Shares; How to Exchange Shares; Special Investor Services; Distribution and Service Plan and Agreement for Class A Shares; Distribution and Service Plan and Agreement for Class B Shares; Distribution and Service Plan and Agreement for Class C Shares; Distribution and Service Plan and Agreement for Class M Shares

8                   How to Sell Shares; Special Investor Services

9                   *

Part B of
Form N-1A
Item No.            Heading in Statement of Additional Information
---------           ----------------------------------------------

10                  Cover Page

11                  Cover Page

12                  *


13 Investment Objective and Policies -- Other Investment Techniques and Strategies; Investment Objective and Policies -- Investment Considerations/Risks


14                  How the Fund is Managed -- Trustees and Officers of the Fund

15                  How the Fund is Managed -- Major Shareholders

16                  How the Fund is Managed -- The Manager and its Affiliates;
                    Distribution and Service Plans

17                  Brokerage Policies of the Fund

18 About Your Account -- Determination of Net Asset Value Per Share; Dividends, Capital Gains and Taxes

19 Your Investment Account -- How to Buy Shares; How to Sell Shares; How to Exchange Shares

20                  Dividends, Capital Gains and Taxes

21                  How the Fund is Managed; Brokerage Policies of the Fund

22                  Performance of the Fund

23                  Financial Statements

---------------
* Not applicable or negative answer.

OPPENHEIMER BOND FUND FOR GROWTH

BOND FUND SERIES

March 11, 1996

     Bond Fund Series is mutual fund consisting of one portfolio, Oppenheimer Bond Fund For Growth (the "Fund"), which has four classes of shares, Class A Shares, Class B Shares, Class C Shares and Class M Shares. The Fund's investment objective is to achieve a high level of total return on its assets through a combination of current income and capital appreciation. The Fund intends to achieve its objective by investing primarily in convertible fixed income securities. There can be no assurance that the Fund will achieve its objective.

     This Prospectus explains concisely what you should know before investing in the Fund. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Fund in the March 11, 1996 Statement of Additional Information. For a free copy, call OppenheimerFunds Services, the Fund's Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).

     THE FUND INVESTS A SUBSTANTIAL PORTION OF ITS ASSETS IN HIGH-YIELD,
LOWER RATED BONDS WHICH ARE COMMONLY REFERRED TO AS "JUNK BONDS". INVESTMENTS OF THIS TYPE ARE SUBJECT TO GREATER RISK OF LOSS OF PRINCIPAL AND INTEREST. PURCHASERS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND. SEE "HOW RISKY IS THE FUND?".


                                     [Logo]



     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE F.D.I.C. OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS

                  ABOUT THE FUND

                  EXPENSES

                  A BRIEF OVERVIEW OF THE FUND

                  FINANCIAL HIGHLIGHTS

                  INVESTMENT OBJECTIVE AND POLICIES

                  INVESTMENT POLICIES AND STRATEGIES

                  RISK FACTORS

                  HOW THE FUND IS MANAGED

                  PERFORMANCE OF THE FUND

                  ABOUT YOUR ACCOUNT

                  HOW TO BUY SHARES
                  Class A Shares
                  Class B Shares
                  Class C Shares
                  Class M Shares

                  SPECIAL INVESTOR SERVICES
                  AccountLink
                  Automatic Withdrawal and Exchange Plans
                  Reinvestment Privilege
                  Retirement Plans

                  HOW TO SELL SHARES
                  By Mail
                  By Telephone

                  HOW TO EXCHANGE SHARES

                  SHAREHOLDER ACCOUNT RULES AND POLICIES

                  DIVIDENDS, CAPITAL GAINS AND TAXES

                  APPENDIX A:  DESCRIPTION OF RATINGS

                  APPENDIX B:  SALES CHARGE WAIVERS ON PURCHASES OF CLASS M
                               SHARES FOR CERTAIN ACCOUNTS ESTABLISHED PRIOR TO MARCH 11, 1996

ABOUT THE FUND

EXPENSES

The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services, and those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand your direct expenses of investing in the Fund and your share of the Fund's business operating expenses that you will bear indirectly. The calculations for Class A Shares, Class B Shares (which were offered to the public initially on May 2, 1995) and Class M Shares are based on the Fund's expenses during its last fiscal year which ended December 31, 1995. On March 11, 1996, the Fund redesignated as "Class M Shares" its Class A Shares which had been outstanding prior to that date, redesignated as "Class A Shares" its Class Y Shares which had been outstanding prior to that date and authorized the issuance of a new class of shares (designated "Class C Shares"). The information for Class C Shares has been estimated based upon expenses expected to be incurred through December 31, 1996.

     -- SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy or sell shares of the Fund. Please refer to "About Your Account" for an explanation of how and when these charges apply.


                                                          Class A       Class B                    Class C                 Class M
                                                          Shares        Shares                     Shares                  Shares
                                                          --------      -------                    -------                 -------

Maximum Sales Charge on Purchase
  (as a % of offering price) ..........................   5.75%(1)      None                       None                    3.25%(5)
-----------------------------------------------------------------------------------------------------------------------------------
Sales Charge on Reinvested Dividends ..................   None          None                       None                    None
-----------------------------------------------------------------------------------------------------------------------------------
Contingent Deferred Sales Charge
  (as a % of the lower of the original
  purchase price or redemption proceeds)...............   None(2)       5.00% in the               1% in first year(4)     None
                                                                        first year declining
                                                                        to 0% after 6 years(3)
-----------------------------------------------------------------------------------------------------------------------------------
Exchange Fee ..........................................   None          None                        None                   None
-----------------------------------------------------------------------------------------------------------------------------------
Redemption Fee ........................................   None          None                        None                   None
-----------------------------------------------------------------------------------------------------------------------------------

(1) The Fund's maximum sales load on Class A Shares of 5.75% declines to 2.00% on investments of $500,000 or more. In addition, the Fund offers several methods by which investors may aggregate purchases to reduce the applicable sales load. These methods, which include rights of accumulation and letters of intent are explained more fully in the section entitled "How to Buy Shares -- Class A Shares".

(2) If you invest $1 million or more ($500,000 or more for purchases by OppenheimerFunds prototype 401(k) plans) in Class A Shares you may have to pay a sales charge of up to 1% if you sell your shares within 18 calendar months from the end of the calendar month in which you purchased those shares. See "How to Buy Shares -- Class A Shares" below.

(3) With respect to accounts established on or before March 8, 1996, the contingent deferred sales charge applicable to redemptions of Class B Shares (as a percentage of the lower of the original purchase price or the redemption proceeds) is 3.5% within the first year of purchase and declines to 0% after six years, provided that the shares redeemed were purchased on or before March 31, 1996. See "How to Buy Shares--Class B Shares" below.

(4)   See "How to Buy Shares -- Class C Shares" below.

(5) The Fund's maximum sales load on Class M Shares of 3.25% declines to 1.25% on investments of $500,000 or more. In addition, the Fund offers several methods by which investors may aggregate purchases to reduce the applicable sales load. These methods, which include rights of accumulation and letters of intent are explained more fully in the section entitled "How to Buy Shares -- Class M Shares".

     -- ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and represent the Fund's expenses in operating its business. For example, the Fund pays management fees to its investment adviser, OppenheimerFunds, Inc. (which is referred to in this Prospectus as the "Manager"). The rates of the Manager's fees are set forth in "How the Fund is Managed" below. The Fund has other regular expenses for services, such as transfer agent fees, custodial fees paid to the bank that holds the Fund's portfolio securities, audit fees and legal expenses. Those expenses are detailed in the Fund's Financial Statements in the Statement of Additional Information.



                         Annual Fund Operating Expenses
                     As a Percentage of Average Net Assets

                                        Class A    Class B    Class C    Class M
                                        Shares     Shares     Shares     Shares
                                        -------    -------    -------    -------
Management Fees .......................  0.53%      0.53%       0.53%     0.53%
12b-1 Distribution Plan Fees(1)........  0.25%      1.00%       1.00%     0.75%
Other Expenses ........................  0.30%      0.30%       0.30%     0.30%
Total Fund Operating Expenses(2).......  1.08%      1.83%       1.83%     1.58%

------------

(1) The 12b-1 fess for Class A Shares consist of a service fee of up to 0.25% of average daily net assets attributable to Class A Shares. The 12b-1 fees for Class B Shares and Class C Shares consist of an asset-based sales charge of up to 0.75% and a service fee of 0.25% of average daily net assets attributable to those respective classes. The 12b-1 fees for Class M Shares consist of an asset-based sales charge of up to 0.50% and a service fee of up to 0.25% of average daily net assets attributable to Class M Shares.


(2) The amounts in the table reflect the Fund's interest expense during the fiscal year ended December 31, 1995. Total Fund Operating Expenses (excluding interest) for Class A Shares, Class B Shares and Class M Shares would have been 1.06%, 1.81%, and 1.56% respectively, for the fiscal year ended December 31, 1995. During fiscal 1995, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

     The numbers in the table above with respect to Class B Shares and Class M Shares are based on the Fund's expenses in its last fiscal year. These amounts are shown as a percentage of the average net assets of such classes for that year. The 12b-1 Distribution Plan Fees for Class A Shares consist of service fees of 0.25% of average net assets of that class. For Class B Shares and Class C Shares, the 12b-1 Distribution Plan Fees consist of service fees and the asset-based sales charge; in each instance the service fee is 0.25% of average net assets of the class and the asset-based sales charge of 0.75% of average net assets of the class. The Distribution Plan Fees for Class M Shares consist of service fees (0.25% of average net assets) and the asset-based sales charge of (0.50% of average net assets). These plans are described in greater detail in "How to Buy Shares."

     The actual expenses for each class of shares in future years may be more or less than the numbers in the above chart, depending on a number of factors, including the actual value of the Fund's assets represented by each class of shares. Class C Shares were not publicly offered during the Fund's fiscal year ended December 31, 1995. Therefore, the Annual Fund Operating Expenses for Class C Shares have been estimated based on amounts that would have been payable if such classes of shares had been outstanding during that fiscal year.

     -- EXAMPLES. To try to show the effect of these expenses on an investment over time, we have created the hypothetical examples shown below. Assume that you make a $1,000 investment in each class of shares of the Fund, and that the Fund's annual return is 5%, and that its operating expenses for each class are the ones shown in the Annual Fund Operating Expenses table above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of 1, 3, 5 and 10 years:

                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS(1)
                                     ------    -------    -------    --------
Class A Shares ....................   $68       $90        $114        $182
Class B Shares ....................   $69       $88        $119        $177
Class C Shares ....................   $29       $58        $ 99        $215
Class M Shares ....................   $48       $81        $116        $214

         If you did not redeem your investment, it would incur the following expenses:

                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS(1)
                                     ------    -------    -------    --------
Class A Shares ....................   $68       $90        $114        $182
Class B Shares ....................   $19       $58        $ 99        $177
Class C Shares ....................   $19       $58        $ 99        $215
Class M Shares ....................   $48       $81        $116        $214

--------
(1) The Class B expenses in years 7 through 10 are based on Class A expenses shown above, because the Fund automatically converts your Class B Shares into Class A Shares after 6 years. Because of the effect of the asset-based sales charge on Class B Shares, Class C Shares and Class M Shares and the contingent deferred sales charge on Class B and Class C Shares, long-term Class B, Class C and Class M shareholders could pay the economic equivalent of an amount greater than the maximum front-end sales charge allowed under applicable regulations. For Class B shareholders, the automatic conversion of Class B Shares to Class A Shares is designed to minimize the likelihood that this will occur. Please refer to "How to Buy Shares -- Class B Shares" for more information.

     These examples show the effect of expenses on an investment. The examples should not be considered as representations of past or future expenses. Actual expenses may be greater or less than those shown. For additional information regarding fees and expenses associated with investing in Class A Shares, Class B Shares, Class C Shares and Class M Shares, see "How to Buy Shares". Sales Representatives may receive different compensation for sales of Class A Shares, Class B Shares, Class C Shares and Class M Shares".

A BRIEF OVERVIEW OF THE FUND

     Some of the important facts about the Fund are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing in the Fund. Keep the Prospectus for reference after you invest, particularly for information about your account, such as how to sell or exchange shares.

     -- WHAT IS THE FUND'S INVESTMENT OBJECTIVE? The Fund's investment objective is to achieve a high level of total return on its assets through a combination of current income and capital appreciation. The Fund intends to achieve its objective by investing primarily in convertible fixed income securities. There can be no assurance that the Fund will achieve its objective.

     -- WHAT DOES THE FUND INVEST IN? The Fund invests primarily in a portfolio that consists of a variety of convertible fixed income securities which, in the opinion of the Manager, will assist the Fund in achieving its investment objective. Convertible securities include corporate bonds, notes and preferred stock which can be converted into (exchanged for) common stock, and other securities, such as warrants and options, which provide an opportunity for equity participation. See "Investment Policies and Strategies".

     Under normal market conditions, the Fund will invest at least 65% of its total assets in convertible bonds. Many convertible bonds are lower rated, speculative securities commonly referred to as "junk bonds." See "How Risky is the Fund?". The balance of up to 35% of the total assets comprising the Fund's portfolio may be invested in other types of convertible securities as well as common stocks, non-convertible fixed income securities, cash and money market securities, including repurchase agreements. No more than 15% of the total assets of the Fund, however, may be invested in non-dividend paying common stocks. If, at any time, the market value of the Fund's investments in cash, common stocks and non-convertible securities exceeds 35% of the market value of its total assets as a result of market conditions or a call by an issuer of its convertible securities, the Fund will (except when a temporary defensive position is deemed advisable) thereafter invest only in convertible bonds until the 65% standard is met. The Fund will not be required to sell any of its securities to comply with the 65% standard.

     -- WHO MANAGES THE FUND? The Fund's investment adviser is OppenheimerFunds, Inc. ("Manager"). The Manager (including a subsidiary) advises investment company portfolios having over $40 billion in assets at December 31, 1995. The Manager is paid an advisory fee by the Fund, based on its assets. The Fund's portfolio manager, who is employed by the Manager and is primarily responsible for the selection of the Fund's securities, is Michael S. Rosen. The Fund's Board of Trustees, elected by shareholders, oversees the investment adviser and the portfolio manager. Please refer to "How the Fund is Managed" for more information about the Manager and its fees.

     -- HOW RISKY IS THE FUND? All investments carry risks to some degree. The Fund may invest all or any portion of its assets in high-yield, lower-rated fixed-income securities. The primary advantage of high-yield securities is their relatively higher investment return. However, such securities are considered speculative and may be subject to greater market fluctuations and risks of loss of income and principal and have less liquidity than investments in higher-rated securities. Fixed-income securities are also subject to interest rate risks and credit risks which can negatively impact the value of the security and the Fund's net asset value per share. There are certain risks associated with investments in foreign securities, including those related to changes in foreign currency rates, that are not present in domestic securities. These changes affect the value of the Fund's investments and its price per share. In addition, as a non-diversified fund, the Fund may invest a greater portion of its assets in the securities of a limited number of issuers than a diversified fund. While the Manager tries to reduce risks by structuring the Fund's portfolio to include a broad spectrum of investments, by carefully researching securities before they are purchased for the portfolio, and in some cases by using hedging techniques, there is no guarantee of success in achieving the Fund's objective and your shares may be worth more or less than their original cost when you redeem them. Please refer to "Risk Factors" for a more complete discussion of these risks. In the Oppenheimer funds spectrum, the Fund is more aggressive than money market or investment grade bond funds.

     -- HOW CAN I BUY SHARES? You can buy shares through your dealer or financial institution, or you can purchase shares directly through the Distributor by completing an Application or by using an Automatic Investment Plan under AccountLink. Please refer to "How to Buy Shares" for more details.

     -- WILL I PAY A SALES CHARGE TO BUY SHARES? The Fund offers the individual investor four classes of shares. All classes have the same investment portfolio, but different expenses. Class A Shares and Class M Shares are offered with front-end sales charges, starting at 5.75% and 3.25%, respectively, and reduced for larger purchases. Class B Shares and Class C Shares are offered without a front-end sales charge, but may be subject to a contingent deferred sales charge if redeemed within 6 years (Class B) or 12 months (Class C) of purchase. There is also an annual asset-based sales charge on Class B Shares, Class C Shares and Class M Shares. Please review "How To Buy Shares" for more details, including a discussion about factors you and your financial advisor should consider in determining which class may be appropriate for you.

     -- HOW CAN I SELL MY SHARES? Shares can be redeemed by mail or by telephone call to the Transfer Agent on any business day, or through your dealer. Please refer to "How to Sell Shares". The Fund also offers exchange privileges to other Oppenheimer funds, described in "How To Exchange Shares".

     -- HOW HAS THE FUND PERFORMED? The Fund measures its performance by quoting its yield and total returns, which measure historical performance. Those yields and returns can be compared to the yields and returns (over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk. For additional information regarding the calculation of yield and total return, see "Performance of the Fund" in the Statement of Additional Information. Further information about the Fund's performance is set forth in the Fund's Annual Report to Shareholders which may be obtained without charge upon request. Please remember that past performance does not guarantee future results.

FINANCIAL HIGHLIGHTS

     The table on the following pages presents selected financial information about the Fund, including per share data and expense ratios and other data based on the Fund's average net assets. This information has been audited by Price Waterhouse LLP, the Fund's independent auditors, whose report on the Fund's financial statements for the fiscal year ended December 31, 1995, is included in the Statement of Additional Information. On March 11, 1996, the Fund redesignated as "Class M Shares" its Class A Shares which had been outstanding prior to that date and redesignated as "Class A Shares" its Class Y Shares which had been outstanding prior to that date. Class C Shares were not publicly offered during the fiscal year ended December 31, 1995. Accordingly, no information on Class C Shares is reflected in the tables which follow or in the Fund's other financial statements.



                                                                            CLASS M (formerly Class A)
                                              --------------------------------------------------------------------------------------
                                                                            PERIODS ENDED DECEMBER 31,
                                               1995      1994     1993     1992+   1991*   1990     1989     1988     1987    1986**
                                              ------   -------   ------   ------  ------  ------   ------   ------   ------   ------
Net asset value, beginning of period .......  $12.20   $13.16   $11.43    $9.37   $7.88   $9.16    $9.03    $8.50    $9.96   $10.00
                                              ------   -------   ------   ------  ------  ------   ------   ------   ------   ------
Income from investment operations:
  Net investment income ....................    0.70     0.68     0.59     0.69    0.65    0.54     0.57     0.51     0.42     0.23
  Net realized and unrealized gain
    (loss) on investments ..................    2.42    (0.81)     1.79     2.15    1.53  (1.26)     0.16     0.56   (1.27)   (0.27)
                                              ------   -------   ------   ------  ------  ------   ------   ------   ------   ------
Total from investment operations ...........    3.12    (0.13)     2.38     2.84    2.18  (0.72)     0.73     1.07   (0.85)   (0.04)
                                              ------   -------   ------   ------  ------  ------   ------   ------   ------   ------
Less distributions to shareholders from:
  Net investment income ...... .............   (0.87)   (0.69)   (0.65)   (0.78)  (0.69)  (0.56)   (0.60)   (0.54)   (0.53)     --
  Capital gains ............................   (0.49)   (0.14)     --       --      --      --       --       --     (0.08)     --
                                              ------   -------   ------   ------  ------  ------   ------   ------   ------   ------
Total distributions ........................   (1.36)   (0.83)   (0.65)   (0.78)  (0.69)  (0.56)   (0.60)   (0.54)   (0.61)     --
                                              ------   -------   ------   ------  ------  ------   ------   ------   ------   ------
Net asset value, end of period .............  $13.96   $12.20   $13.16   $11.43   $9.37   $7.88    $9.16    $9.03    $8.50    $9.96
                                              ======   =======   ======   ======  ======  ======   ======   ======   ======   ======
Total return (excludes sales load) .........   26.00%   (1.12%)  21.23%   31.19%  28.50%  (8.14%)   8.13%   12.43%   (9.34%) (0.40%)
Ratios/supplemental data:
  Net assets, end of period (000 omitted)... $239,341  126,691  $69,375  $10,241  $6,403   $6,035   $8,423  $6,008    $5,345  $3,332
  Ratio of total expenses to average
    net assets .............................  1.58%(z)    1.66%   1.78%    1.93%   2.01%    2.92%    2.52%   2.67%     2.63%   1.03%
  Ratio of total expenses (excluding
    interest) to average net assets (Y).....  1.56%(z)    1.65%   1.75%    1.91%   1.94%    2.90%    2.43%   2.50%     2.63%   1.03%
  Ratio of net investment income to
    average net assets .....................   5.12%      5.24%   4.70%    6.62%   7.60%    6.37%    6.17%   5.53%     4.12%   2.28%
Portfolio turnover rate ....................  57.51%     52.82%  88.66%   80.09%  48.55%   33.23%   54.46%  87.08%    107.5%   41.2%


--------
 + Net of fees and expenses waived or reimbursed by Fielding Management Company, Inc. which amounted to $0.01 per share. Without reimbursement, the ratios would have been 2.06%, 2.04% and 6.50%, respectively.

 * Net of fees and expenses waived or reimbursed by Fielding Management Company, Inc. and Rochester Fund Services, Inc., which amounted to $0.07 per share. Without reimbursement, the ratios would have been 2.82%, 2.75% and 6.79%, respectively.

**  The Fund commenced operations on June 3, 1986.

 Y During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

(X) On January 4, 1996, OppenheimerFunds, Inc. acquired substantially all of the assets of Fielding Management Company, Inc. and certain of its affiliates and was appointed investment adviser to the Fund. Fielding Management Company, Inc. served as investment adviser to the Fund from its inception on June 3, 1986 through January 4, 1996.

(Z) Effective in 1995, the ratios do not include reductions from custodian fee offset arrangements. The 1995 ratio of total expenses and the ratio of total expenses (excluding interest) to average net assets are 1.57% and 1.54%, respectively, after including this reduction.

     Per share information has been determined on the basis of the weighted average number of Class A Shares outstanding during the period.

The Bond Fund For Growth
Financial Highlights
(For a share outstanding throughout each period)
                                                                    CLASS A
                                                   CLASS B    (formerly Class Y)
                                               --------------  ----------------
                                                Period ended      Period ended
                                                 December 31,      December 31,
                                                  1995(d)            1995(d)
                                               --------------    --------------


Net asset value, beginning of period               $13.11           $13.11
                                               --------------    --------------
 Income from investment operations:
  Net investment income                              0.45             0.54
  Net realized and unrealized gain
   on investments                                    1.51             1.48
                                               --------------    --------------
    Total from investment operations                 1.96             2.02
                                               --------------    --------------
Less distributions to shareholders from:
 Net investment income                              (0.60)           (0.68)
 Capital gains                                      (0.49)           (0.49)
                                               --------------    --------------
    Total distributions                             (1.09)           (1.17)
                                               --------------    --------------
Net asset value, end of period                     $13.98           $13.96
                                               ==============    ==============
Total return (excludes sales load)                 15.09%(d)        15.42%(d)

Ratios/supplemental data:
 Net assets, end of period (000 omitted)            $34,465          $2,502
 Ratio of total expenses
  to average net assets                           1.69%(a)(b)       1.05%(a)(c)
 Ratio of total expenses (excluding
  interest) to average net assets(e)              1.64%(a)(b)       1.01%(a)(c)
 Ratio of net investment income to
  average net assets                                4.82%(a)         5.63%(a)
 Portfolio turnover rate                             57.51%           57.51%

--------------------------------------------------------------------------------

(a) Annualized.

(b) Effective in 1995, the ratios do not include reductions from custodian fee offset arrangements. The 1995 ratio of total expenses and the ratio of total expenses (excluding interest) to average net assets are 1.68% and 1.63%, respectively, after including this reduction.

(c) Effective in 1995, the ratios do not include reductions from custodian fee offset arrangements. The 1995 ratio of total expenses and the ratio of total expenses (excluding interest) to average net assets are 1.03% and 1.00%, respectively, after including this reduction.

(d) For the period from May 1, 1995 (inception of offering) to December 31,
    1995.

(e) During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.



Per share information has been determined on the basis of the weighted average number of shares outstanding during the period.


                                                      INFORMATION ON BANK LOANS

                                                                               PERIODS ENDED DECEMBER 31,
                                                      ----------------------------------------------------------------------------
                                                      1995    1994    1993    1992    1991    1990    1989    1988    1987    1986**
                                                      ----    ----    ----    ----    ----    ----    ----    ----    ----    ----


Bank loans outstanding at end of period (000) ....  $ 9,120     $0      $0      $0      $0      $0      $0     $80      $0      $0
Monthly average amount of bank loans outstanding
  during the period (000) ........................  $   769   $246    $213     $22     $45     $11     $47     $89      $0      $0
Monthly average number of shares of the Fund
  outstanding during the period (000) ............   14,143  8,206   2,941     716     702     764     661     645     498     167
Average amount of bank loans per share
  outstanding during the period ..................  $  0.05   $.03    $.07    $.03    $.06    $.01    $.07    $.14      $0      $0



--------
**  The Fund commenced operations on June 3, 1986.

INVESTMENT OBJECTIVE AND POLICIES


OBJECTIVE. The Fund seeks a high level of total return on its assets through a combination of current income and capital appreciation. The Fund invests primarily in a portfolio that consists of a variety of convertible fixed income securities which, in the opinion of the Manager, will assist the Fund in achieving its investment objective. Convertible securities include corporate bonds, notes and preferred stock which can be converted into (exchanged for) common stock and other securities which provide an opportunity for equity participation such as options and warrants. See "Investment Policies and Strategies".


Under normal market conditions, the Fund will invest at least 65% of its total assets in convertible bonds. Many convertible bonds are lower rated, speculative securities commonly referred to as "junk bonds." See "How Risky is the Fund?". The balance of up to 35% of the total assets comprising the Fund's portfolio may be invested in other types of convertible securities as well as common stocks, non-convertible fixed income securities, cash and money market securities, including repurchase agreements. No more than 15% of the total assets of the Fund, however, may be invested in non-dividend paying common stocks. If, at any time, the market value of the Fund's investments in cash, common stocks and non-convertible securities exceeds 35% of the market value of its total assets as a result of market conditions or a call by an issuer of its convertible securities, the Fund will (except when a temporary defensive position is deemed advisable) thereafter invest only in convertible bonds until the 65% standard is met. The Fund will not be required to sell any of its securities to comply with the 65% standard.

CAN THE FUND'S INVESTMENT OBJECTIVE AND POLICIES CHANGE? The investment objective of the Fund is not a fundamental policy and, as such, may be changed without shareholder approval. As a matter of policy, however, the Fund will not change its objective without the approval of the majority of the Board of Trustees. Although the Fund will seek to make investments in accordance with its investment objective, there is no assurance that the Fund will achieve its objective and there can be no guarantee that the value of an investment in Fund Shares might not decline.

INVESTMENT POLICIES AND STRATEGIES.

-- CONVERTIBLE SECURITIES

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issue within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. See the Statement of Additional Information for a further discussion of convertible securities.

The Fund may invest in various types of recently developed derivative convertible securities, such as mandatory conversion securities, equity-linked linked debt securities and convertible preferred stock. Mandatory conversion securities, which provide a relatively high level of current income, may be purchased as possible alternatives to direct investments in either the related common stocks or fixed income securities in order to seek the higher returns which are consistent with the Fund's investment objective. Such securities may combine some of the features of debt securities and equity securities, including both common stock and preferred stock. Unlike the more traditional convertible securities, these securities are characterized by a mandatory conversion feature and an adjustable conversion ratio. One type of mandatory conversion security which may be purchased by the Fund is the equity-linked debt security, a debt security whose principal amount at maturity is dependent upon the performance of a specified equity security. The performance of these securities is dependent upon the performance of the linked equity security and may be influenced by interest rate changes. Such securities also are subject to credit risk with respect to the issuer of the debt security. Certain of these convertible securities offer limited potential for capital appreciation and, in some instances, may involve losses equal to the value of the security. The Fund also may be exposed to counterparty risk if the issuing firm of such a security experiences financial or other difficulties that render it unable to perform according to the terms of the security. The market for such securities is relatively new and, therefore, it is not possible to predict how they might trade in the secondary markets or whether such markets will be liquid or illiquid. For a further description of these securities and other risks associated with them, see the Statement of Additional Information.

The potential for higher returns sought by the Fund are, in the opinion of the Manager, generally obtainable from investments in bonds which are rated in the lower rating categories of nationally recognized statistical rating organizations ("NRSROs"), including but not limited to Standard & Poor's Ratings Group ("S&P" or "Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") or in bonds which are unrated. Bonds which are rated BB and lower by S&P and Ba and lower by Moody's, are commonly referred to as "junk bonds". The Fund will not, however, invest in convertible fixed income securities having a rating by an NRSRO of less than C or in convertible securities which are in default at the time of purchase. Convertible securities rated C by S&P are described as having the highest degree of speculation with respect to the capacity to pay interest and principal in accordance with the terms of the obligation. Because investment in lower rated and unrated fixed income securities involves greater investment risk, achievement of the Fund's investment objectives will be more dependent on the Manager's credit analysis than would be the case if the Fund were investing in higher quality debt securities. Since the ratings of rating agencies are used only as preliminary indicators of investment quality, the Manager employs its own credit research and analyses from which it has developed a credit rating system based upon comparative credit analyses of issuers within the same industry. These analyses may take into consideration, among other things, the issuer's financial soundness, its anticipated cash flow, interest or dividend coverage, asset coverage, sinking fund provisions, responsiveness to changes in interest rates and business conditions and liquidation value relative to the market price of the security. Descriptions of S&P rating categories are set forth in Appendix A to this prospectus. In addition, descriptions of rating categories established by Moody's and Fitch are set forth in the Statement of Additional Information.


OTHER INVESTMENT TECHNIQUES AND STRATEGIES. The Fund may also use the investment techniques and strategies described below. These techniques involve certain risks. The Statement of Additional Information contains more information about these practices, including limitations on their use that are designed to reduce some of the risks.


-- LOANS OF PORTFOLIO SECURITIES. As a fundamental policy, the Fund may lend a portion of its portfolio securities to brokers, dealers, and other financial institutions as a means of earning additional income on its portfolio assets. Any such loans will be continuously secured by collateral consisting of cash, securities of the U.S. government and its agencies and instrumentalities or approved bank letters of credit, or any combination thereof, which will be equal to at least 102% of the market value of the securities loaned at the time the loan is made which will at all times thereafter equal at least 100% of the market value of the loaned securities. Such loans will not be made if, as a result thereof, the aggregate amount of all outstanding loans of the Fund's portfolio securities would exceed the maximum percentage of its assets permitted by law or applicable guidelines of the Securities and Exchange Commission ("SEC") or such lower amount as may be established by the Board of Trustees from time to time (currently 10% of the Fund's net assets on the date prior to any loan transaction). The Fund will receive interest on the securities loaned and simultaneously earn either interest on the investment of the cash collateral or fee income if the collateral for the loan does not consist of cash. However, the Fund will normally pay lending fees and related expenses from the interest earned on invested collateral. If the borrower of the securities fails financially, there could be a risk of delay in recovery of the securities or loss of rights in the collateral. The Fund will attempt to minimize such risks, however, by making loans to only such borrowers which are believed by the Fund's Manager to be of good financial standing.

-- REPURCHASE AGREEMENTS. Under a repurchase agreement, the Fund may purchase U.S. Government securities and concurrently enter into an agreement with the seller which agrees to repurchase such securities at the Fund's cost plus an agreed rate of interest within a specified time (normally seven days or less). Repurchase agreements will be collateralized by the U.S. Government securities, and the value of such collateral will be at least equal to the repurchase price, including any such accrued interest. The Fund will only enter into repurchase agreements where the custodian of the Fund has acquired actual or constructive possession of the collateral, including transfer of U.S. Government securities by book-entry in the Federal Reserve book-entry system. In the event of a default or bankruptcy by a seller, the Fund may incur a loss, may have difficulty in perfecting ownership of the collateral, and may incur expenses in selling the collateral.

-- TEMPORARY INVESTMENTS. Temporary investments may be made without limitation in periods of unusual market conditions or when the Manager determines that convertible securities may not best achieve the Fund's investment objectives and a temporary defensive position may be warranted. Such investments may be made in money market instruments consisting of obligations of, or guaranteed as to principal and interest by, the U.S. Government or its agencies or instrumentalities, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million and which are regulated by the U.S. Government, its agencies or instrumentalities, commercial paper rated in the highest category by an NRSRO and repurchase agreements with banks or broker-dealers in securities.

-- ILLIQUID AND RESTRICTED SECURITIES. The Fund may invest up to an aggregate of 15% of its net assets in illiquid securities which may include, but are not limited to, securities which have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), repurchase agreements with remaining maturities of more than seven days, and securities for which market quotations are not readily available. Securities which have not been registered under the 1933 Act are deemed to be "restricted securities" because they cannot be resold except in reliance upon an available exemption from the registration requirements. Rule 144A under the 1933 Act permits certain resales of restricted securities provided that such securities have been determined to be eligible for resale under the provisions of Rule 144A ("Rule 144A Securities"). Rule 144A Securities which are deemed to be liquid by the Fund's Manager pursuant to certain guidelines and procedures as discussed in the Statement of Additional Information are excluded from the Fund's 15% limitation on investments in Illiquid Securities. See the Statement of Additional Information for further information. The Fund's policy with respect to illiquid securities is non-fundamental and, as such, may be changed without shareholder approval.

Eurodollar convertible securities are generally traded on the European exchanges, are not registered under the 1933 Act and may not be sold to U.S. investors except in reliance upon an available exemption from the 1933 Act. However, there exists a liquid institutional market for many of these Eurodollar convertible securities which are convertible into securities which trade on a U.S. exchange, and one or more U.S. broker-dealers may make a market in the security. Eurodollar securities trade without limitation and are not considered illiquid securities for purposes of the Fund's non-fundamental policy of investing no more than an aggregate of 15% of its net assets in such securities.

FOREIGN SECURITIES. The Fund may invest up to 15% of its net assets in securities of foreign issuers which are generally denominated in foreign currencies. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in the securities of domestic issuers. Such risks include, but are not limited to: (1) political and financial instability abroad; (2) less liquidity and greater volatility of foreign investments; (3) less public information regarding foreign companies; (4) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; (5)
lack of uniform accounting, auditing and financial reporting standards; (6) delays in transaction settlement in foreign markets; (7) possibility of an imposition of confiscatory foreign taxes; (8) possible limitation on the removal of securities or other assets of the Fund; (9) restrictions on foreign investments and repatriation of capital; (10) currency fluctuations; (11) cost and possible restriction of currency conversion; (12) withholding taxes on interest and dividends earned in foreign countries; and (13) possibly higher commissions, custodian fees and management costs than in the United States.

The Fund may purchase sponsored American Depository Receipts ("ADRs") or U.S. dollar denominated securities of foreign issuers, which are not subject to the 15% limitation on investments in securities of foreign issuers. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the U.S. securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs, such as confiscatory taxation or nationalization, and less comprehensive disclosure requirements for the underlying securities.


-- BORROWING FOR INVESTMENT PURPOSES. As a fundamental policy, the Fund may borrow money, but only from banks, in amounts up to 5% of its total assets for temporary or emergency purposes, or to purchase additional portfolio securities. Leveraging, or the purchase of securities with borrowed funds, will exaggerate any increase or decrease in the market value of the Fund's portfolio. The Investment Company Act of 1940 (the "Act") requires the Fund to maintain asset coverage of at least 300% for all such borrowings and, should such asset coverage at any time fall below 300%, the Fund would be required to reduce its borrowings within three days to the extent necessary to meet the requirements of the Act. The Fund might be required to sell securities at a time when it would be disadvantageous to do so in order to reduce its borrowings. See "Other Investment Restrictions" in the Statement of Additional Information.




-- WARRANTS, OPTIONS AND SHORT SALES. The Fund may invest up to 5% of the value of its net assets at the time of purchase in warrants. It also may utilize listed options trading and has limited such trading to (1) writing (i.e., selling) covered call options on stocks it owns and the underlying stock of its existing convertible positions; (2) purchasing put options on stocks it owns and underlying stock of existing convertible positions; and (3) entering into closing purchase transactions with respect to certain of such options, provided that all options written or purchased by the Fund are listed on a national securities exchange. The Fund also has the ability to purchase put options in an attempt to hedge its portfolio to reduce investment risks. The Fund's covered call writing is generally intended to provide income to the Fund beyond the level of income available from convertible securities alone. The Fund may also make short sales "against the box." See the Statement of Additional Information for a further discussion of these investment strategies.



-- OTHER INVESTMENT RESTRICTIONS

Information about other investment restrictions on the Fund's investment activities is set forth in the Statement of Additional Information.

RISK FACTORS

Credit Quality Considerations

The risks inherent in the Fund depend to a larger degree upon the maturity and/ or quality of securities in the Fund's portfolio, as well as on market and general economic conditions. The Fund is designed for investors who seek a higher total return than that offered by other fixed income securities and who can accept greater levels of credit and other risks associated with lower quality securities. The Fund may invest, without limit, in convertible bonds which are in the lower rating categories of an NRSRO (such as those rated BB and below by S&P or those rated Ba and below by Moody's), often referred to as "junk bonds", or in convertible bonds which are unrated.

Certain risks are associated with applying credit ratings as a method for evaluating high yield securities. Credit ratings evaluate the safety of scheduled payments, not market value risk of high yield securities. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Manager seeks to monitor the issuers of high yield securities in its portfolio to seek to determine if the issuers will have sufficient cash flow and profits to meet required payments, and to attempt to assure the liquidity of the securities so the Fund can meet redemption requests. If, after purchase by the Fund, the rating of a portfolio security is lost or reduced, the Fund would not be required to sell the security, but the Manager would consider such a change in deciding whether the Fund should retain the security in its portfolio. There is no guarantee that the Fund will achieve its objective, nor can the Fund guarantee that payments of interest and principal on portfolio securities will be timely made (or made at all).

The Fund's investments in high yield, lower rated securities and unrated securities involve certain special risk factors. Medium to lower rated and comparable unrated securities may offer yields which are higher than higher rated securities with comparable maturities because the historical and/or expected future financial condition of the issuers of such securities may not be as strong as that of other issuers. Since medium to lower rated and comparable unrated securities generally involve greater risk of loss of income and principal than that of higher rated securities, investors should carefully consider the relative risks associated with investments in securities which carry medium to lower ratings and in comparable unrated securities.

The high yield fixed income securities markets are relatively new, and their growth during the 1980s paralleled a long economic expansion. The lower ratings of high yield securities reflect the greater possibility that adverse changes in the economic environment, the financial condition of their issuers or both could impair the ability of their issuers to service payment obligations, to meet projected business goals and/or to obtain additional financing. Under such circumstances, the value of high yield securities may be more volatile and the markets for such securities may be less liquid than those for higher-rated securities. A real or anticipated economic downturn is, therefore, likely to have a negative effect on the high yield securities markets and on the value of the high yield securities in the Fund's portfolio. If the issuer of a fixed income security owned by the Fund defaults (or threatens to default), the Fund may incur additional expenses seeking recovery and protecting the interests of its shareholders.


Based upon the weighted average ratings of total Fund assets during the twelve months ending December 31, 1995, the percentage of the Fund's total investments represented by (1) bonds rated by S&P/Moody's separated into each of their respective rating categories (AAA/Aaa, AA/Aa, A/A, BBB/Baa, BB/Ba, B/B, CCC/Caa, CC/Ca or C/C) by monthly dollar weighted average were, respectively, 0.27%, 3.57%, 6.94%, 9.03%, 11.18%, 24.83%, 1.99%. 0.00% and 0.00% for the Fund,
and (2) all unrated bonds as a group comprised 17.4% of the Fund's assets.



Marketability Considerations

Some issuers of convertible fixed income securities do not seek ratings for their securities. Such unrated securities may be considered for investment by the Fund when, in the opinion of the Manager, the financial condition of the issuer of such securities and/or the protection afforded by the terms of the securities themselves seem to limit the risk to the Fund to a comparable degree to that of rated securities which are consistent with the Fund's objective and policies. The market for these unrated securities is usually less broad than the market for rated securities, which could adversely affect their marketability.

Some of the high yield securities owned by the Fund may be held by relatively few institutional investors and may be thinly traded. This may have a negative impact on the Board of Trustees' ability to accurately value such securities and the Fund's assets, as well as on the Fund's ability to dispose of the securities. Adverse publicity and investor perceptions of the high yield securities market or of specific issuers, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market.

Capitalization of Issuers

The Fund may invest in convertible securities issued by companies which are in the small to medium size category, that is, with capital valued in the market between $20 million and $1 billion, although investments may also be made in convertible fixed income securities of larger companies which, in the opinion of the Manager, appear to have high long term total return potential. The Manager believes that investments in small capitalization companies may, in many cases, offer greater opportunities for high total return than investments in larger, more established companies. Investing in smaller, newer issuers generally involves greater risks than investing in larger, more established issuers. Companies in which the Fund is likely to invest may have limited product lines, markets or financial resources and may lack management depth. The securities issued by such companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market in general. Investors should consult with their financial consultants as to what, if any, portion of their assets might be appropriate for an investment in the Fund.

Interest Rate Risk

Like all fixed income securities, the price of a convertible security will be affected by interest rate fluctuations. A decline in prevailing levels of interest rates generally increases the value of fixed income securities in the Fund's portfolio, while an increase in interest rates usually reduces the value of those securities. As a result, interest rate fluctuations can be expected to affect the Fund's net asset value, but not the actual income received by the Fund from its existing portfolio securities. Because yields on convertible fixed income securities available for purchase by the Fund vary over time, however, no specific yield on shares of the Fund can be assured.

Non-Diversification

The Fund expects that it normally will invest in a substantial number of issuers; however, as a non-diversified investment company, the Fund may invest a greater portion of its assets in the securities of a limited number of issuers than a diversified fund. The Fund's ability to invest a greater proportion of its assets in the securities of a smaller number of issuers may enhance the Fund's ability to achieve capital appreciation, but may also make the Fund more susceptible to any single economic, political or regulatory occurrence. However, as of the last day of each fiscal quarter, the Fund generally will be required to meet certain tax-related diversification requirements, which would restrict, to some degree, the amount of the securities of any one issuer that the Fund could hold.

HOW THE FUND IS MANAGED


ORGANIZATION AND HISTORY. Bond Fund Series (the "Trust") was organized in 1986 as a Massachusetts business trust consisting of one portfolio, the Fund. The Trust is an open-end, non-diversified management investment company, with an unlimited number of authorized shares of beneficial interest.


The Fund is governed by a Board of Trustees, which is responsible under Massachusetts law for protecting the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. "Trustees and Officers of the Fund" in the Statement of Additional Information names the Trustees and provides more information about them and the officers of the Fund. Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.


The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has four classes of shares, Class A, Class B, Class C and Class M. All Classes invest in the same investment portfolio. Each class has its own dividends and distributions and pays certain expenses which may be different for the different classes. Each class may have a different net asset value. Each share has one vote at shareholder meetings, with fractional shares voting proportionally. Only shares of a particular class vote as a class on matters that affect that class alone. Shares are freely transferrable. Please refer to "How the Fund is Managed" in the Statement of Additional Information on voting of shares.

THE MANAGER AND ITS AFFILIATES. The Fund is managed by the Manager, OppenheimerFunds, Inc., which is responsible for selecting the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an Investment Advisory Agreement which states the Manager's responsibilities. The Agreement sets forth the fees paid by the Fund to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.


The Manager has operated as an investment adviser since 1959. The Manager and its affiliates currently manages investment companies, including other Oppenheimer funds, with assets of more than $40 billion as of December 31, 1995, and with more than 2.8 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.

-- PORTFOLIO MANAGER. The Portfolio Manager of the Fund is Michael S. Rosen. He has been the person primarily principally responsible for the day-to-day management of the Fund's portfolio since the Fund's inception in 1986. Mr. Rosen is Vice President of the Fund, has also served as an officer and director of the Fund's previous investment adviser.

-- FEES AND EXPENSES. Under the Investment Advisory Agreement, the Fund pays the Manager the following annual fees, which decline on additional assets as the Fund grows: 0.625% of the first $50 million of net assets, 0.500% of the next $250 million of net assets and 0.4375% of net assets in excess of $300 million. The Fund's management fee for its last fiscal year was 0.53% of average annual net assets.


The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment. More information about the Investment Advisory Agreement and the other expenses paid by the Fund is contained in the Statement of Additional Information.


The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in securities of the Fund. Where advisable, the Fund deals directly with the dealers who make a market in the securities involved except in those circumstances where the Manager believes that better prices and execution are available elsewhere. It is the policy of the Fund to seek to obtain the best net results in conducting portfolio transactions for the Fund, taking into account such factors as price (including the applicable dealer spread), and the firm's general execution capabilities. Where more than one dealer is able to provide the most competitive price and the execution capabilities of the dealers are comparable, the sale of shares of the Fund may be taken into consideration as a factor in the selection of dealers to execute portfolio transactions for the Fund. The portfolio securities of the Fund generally are traded on a net basis and normally do not involve the payment of brokerage commissions. The cost of securities transactions of the Fund primarily consists of paying dealer or underwriter spreads.


There is also information about the Fund's brokerage policies and practices in "Brokerage Policies of the Fund" in the Statement of Additional Information. That section discusses how brokers and dealers are selected for the Fund's portfolio transactions. When deciding which brokers to use, the Manager is permitted by the Investment Advisory Agreement to consider whether brokers have sold shares of the Fund or any other funds for which the Manager serves as investment adviser.

-- THE DISTRIBUTOR. The Fund's shares are sold through dealers and brokers that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Distributor. The Distributor also distributes the shares of other mutual funds managed by the Manager (the "Oppenheimer funds") and is sub-distributor for funds managed by a subsidiary of the Manager.

-- THE TRANSFER AGENT. The Fund's transfer agent is OppenheimerFunds Services, a division of the Manager, which acts as the shareholder servicing agent for the Fund and the other Oppenheimer funds. Shareholders should direct inquiries about their account to the Transfer Agent at the address and toll-free numbers shown below in this Prospectus and on the back cover.

PERFORMANCE OF THE FUND


EXPLANATION OF PERFORMANCE TERMINOLOGY. The Fund uses the terms "total return", "average annual total return" and "yield" to illustrate its performance. The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different as a result of the different kinds of expenses each class bears.


It is important to understand that the Fund's total returns represent past performance and should not be considered to be predictions of future returns or performance. This performance data is described below, but more detailed information about how total returns are calculated is contained in the Statement of Additional Information, which also contains information about other ways to measure and compare the Fund's performance. The Fund's investment performance will vary over time, depending on market conditions, the composition of the portfolio, expenses and which class of shares you purchase.

-- TOTAL RETURNS. There are different types of total returns used to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show the Fund's actual year-by-year performance.


When total returns are quoted for Class A Shares and Class M Shares, normally they include the payment of the current maximum initial sales charge. Total returns may also be quoted "at net asset value," without including the sales charge, and those returns would be reduced if sales charges were deducted. When total returns are shown for Class B Shares and Class C Shares, they reflect the effect of the contingent deferred sales charge that applies to the period for which total return is shown. They may also be shown based on the change in net asset value, without including the effect of the contingent deferred sales charge, and those returns would be reduced if sales charges were deducted.

-- YIELD. Each Class of shares calculates its yield by dividing the annualized net investment income per share on the portfolio during a 30-day period by the maximum offering price on the last day of the period. The yield of each Class will differ because of the different expenses of each Class of shares. The yield data represents a hypothetical investment return on the portfolio, and does not measure an investment return based on dividends actually paid to shareholders. To show that return, a dividend yield may be calculated. Dividend yield is calculated by dividing the dividends of a class derived from net investment income during a stated period by the maximum offering price on the last day of the period. Yields and dividend yields for Class A Shares and Class M Shares reflect the deduction of the maximum initial sales charge, but may also be shown based on the Fund's net asset value per share. Yields for Class B, and Class C Shares do not reflect the deduction of the contingent deferred sales charge.


For additional information regarding the calculation of yield and total return, see "Performance of the Fund" in the Statement of Additional Information. Further information about the Fund's performance is set forth in the Fund's Annual Report to Shareholders, which may be obtained upon request at no charge.

ABOUT YOUR ACCOUNT

HOW TO BUY SHARES

CLASSES OF SHARES. The Fund offers investors four different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

-- CLASS A SHARES. If you buy Class A Shares, you pay an initial sales charge on investments up to $1 million (up to $500,000 for purchases by OppenheimerFunds prototype 401(k) plans.) If you purchase Class A Shares as part of an investment of at least $1 million ($500,000 for Oppenheimer funds prototype 401(k) plans) in shares of one or more Oppenheimer funds, you will not pay an initial sales charge but if you sell any of those shares within 18 months of buying them, you may pay a contingent deferred sales charge. The amount of that sales charge will vary depending on the amount you invested. Sales charge rates are described in "Buying Class A Shares" below.

-- CLASS B SHARES. If you buy Class B Shares, you pay no sales charge at the time of purchase, but if you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge that varies depending on how long you own your shares. It is described in "Buying Class B Shares" below.

-- CLASS C SHARES. If you buy Class C Shares, you pay no sales charge at the time of purchase, but if you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1%. It is described in "Buying Class C Shares" below.

-- CLASS M SHARES. If you buy Class M Shares, you pay an initial sales charge on investments up to $1 million. Purchase orders for $1 million or more will be declined. Sales charge rates are described in "Buying Class M Shares" below.

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial advisor. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. See "How to Exchange Shares". If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial advisor with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to each class and considered the effect of the annual asset-based sales charge on Class B, Class C and Class M expenses (which, like all expenses, will affect your investment return). For the sake of comparison, we have assumed that there is a 10% rate of appreciation in the investment each year. Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns and the operating expenses borne by each class of shares, and which class of shares you invest in. The factors discussed below are not intended to be investment advice or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

-- HOW LONG DO YOU EXPECT TO HOLD YOUR INVESTMENT? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. The effect of the sales charge over time, using our assumptions, will generally depend on the amount invested. The effect of class-based expenses will also depend on how much you invest.

-- Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for less than six years), you should probably consider purchasing Class C Shares rather than Class B Shares, because of the effect of the Class B contingent deferred sales charge if you redeem in less than 6 years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C Shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C Shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

However, if you plan to invest more than $100,000 for the shorter term, then the more you invest and the more your investment horizon increases toward six years, Class C Shares might not be as advantageous as Class A Shares or Class M Shares. That is because the annual asset-based sales charge on Class C Shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A Shares or Class M Shares. For example, Class A might be more advantageous than Class C (as well as Class
B) for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A Shares may become more advantageous than Class C (and B). If investing $500,000 or more, Class A may be more advantageous as your investment horizon approaches three years or more. Investors who are considering whether to purchase Class A Shares or Class M Shares may want to consider the effect of the initial sales charge applicable to the amount invested and the effect of the asset-based sales charge applicable to Class M Shares over the anticipated length of the investment.

For investors who invest $1 million or more, in most cases Class A Shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B Shares or $1 million or more of Class C Shares from a single investor. In addition, the distributor will not accept purchase orders of $1 million or more of Class M Shares. Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumed annual performance return stated above, and therefore should not be relied on as rigid guidelines.

-- Investing for the Longer Term. If you are investing for the longer-term, for example, for retirement, and do not expect to need access to your money for seven years or more, Class B Shares may be an appropriate consideration if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A Shares will likely be more advantageous than Class B Shares or C Shares, as discussed above, because of the effect of the expected lower expenses for Class A Shares and the reduced initial sales charges available for larger investments in Class A Shares under the Fund's Right of Accumulation.


Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumptions stated above. Therefore, these examples should not be relied on as rigid guidelines.

-- ARE THERE DIFFERENCES IN ACCOUNT FEATURES THAT MATTER TO YOU? Because some account features may not be available to Class B or Class C shareholders, or other features (such as Automatic Withdrawal Plans) may not be advisable because of the contingent deferred sales charge in non-retirement accounts) for Class B or Class C shareholders, you should carefully review how you plan to use your investment account before deciding which class of shares to buy. For example, the exchange privileges available to Class M Shareholders are limited. See "How to Exchange Shares". Additionally, the dividends payable to Class B, Class C and Class M shareholders will be reduced by certain expenses borne by those classes that are not borne by Class A, such as the Class B, Class C and Class M asset-based sales charges described below and in the Statement of Additional Information.

-- HOW DOES IT AFFECT PAYMENTS TO MY BROKER? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. It is important that investors understand that the purpose of the Class B and Class C contingent deferred sales charges and the purpose of asset-based sales charges which are applicable to Class B, Class
C and Class M Shares are the same as the purpose of the front-end sales charge on sales of Class A Shares and Class M Shares: to compensate the Distributor for commissions it pays to dealers and financial institutions for selling shares.

HOW MUCH MUST YOU INVEST? Subject to certain exceptions, you can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans:


With Asset Builder Plans, Automatic Exchange Plans, 403 (b) (7) custodial plans and military allotment plans, you can make initial and subsequent investments for as little as $25; and subsequent purchases of at least $25 can be made by telephone through AccountLink.

Under pension and profit-sharing plans and Individual Retirement Accounts
(IRAs), you can make an initial investment of as little as $250 (if your IRA is established under an Asset Builder Plan, the $25 minimum applies), and subsequent investments may be as little as $25.

There is no minimum investment requirement if you are buying shares by reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or by reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.


-- HOW ARE SHARES PURCHASED? You can buy shares several ways -- through any dealer, broker or financial institution that has a sales agreement with the Distributor, or directly through the Distributor, or automatically from your bank account through an Asset Builder Plan under the Oppenheimer funds AccountLink service. When you buy shares, be sure to specify Class A, Class B, Class C or Class M Shares. If you do not choose, your investment will be made in Class A Shares.


-- BUYING SHARES THROUGH YOUR DEALER. Your dealer will place your order with the Distributor on your behalf.

-- BUYING SHARES THROUGH THE DISTRIBUTOR. Complete an Oppenheimer funds New Account Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment first with a financial advisor, to be sure it is appropriate for you.

-- BUYING SHARES THROUGH OPPENHEIMERFUNDS ACCOUNTLINK. You can use AccountLink to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing

House (ACH) member. You can then transmit funds electronically to purchase shares, to have the Transfer Agent send redemption proceeds, or to transmit dividends and distributions.

Shares are purchased for your account on AccountLink on the regular business day the Distributor is instructed by you to initiate the ACH transfer to buy shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. You should request AccountLink privileges on the application or dealer settlement instructions used to establish your account. Please refer to "AccountLink" below for more details.

-- ASSET BUILDER PLANS. You may purchase shares of the Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are on the Application and in the Statement of Additional Information.

-- AT WHAT PRICE ARE SHARES SOLD? Shares are sold at the public offering price based on the net asset value (and any initial sales charge that applies) that is next determined after the Distributor receives the purchase order in Denver. In most cases, to enable you to receive that day's offering price, the Distributor must receive your order by the time of day The New York Stock Exchange closes, which is normally 4:00 P.M., New York time, but may be earlier on some days (all references to time in this Prospectus mean "New York time"). The net asset value of each class of shares is determined as of that time on each day The New York Stock Exchange is open (which is a "regular business day").

If you buy shares through a dealer, the dealer must receive your order by the close of The New York Stock Exchange, on a regular business day and transmit it to the Distributor so that it is received before the Distributor's close of business that day, which is normally 5:00 P.M. The Distributor may reject any purchase order for the Fund's shares, in its sole discretion.


BUYING CLASS A SHARES. Class A Shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. Special minimum investment requirements may apply. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor and allocated to your dealer. The current sales charge rates and commissions paid to dealers and brokers are as follows:


                                  Front-End        Front-End
                                 Sales Charge     Sales Charge      Commission
                                as Percentage    as Percentage     as Percentage
Amount of                        of Offering       of Amount        of Offering
Purchase                            Price           Invested           Price
---------                       -------------    -------------     -------------
Less than $25,000 ............      5.75%            6.10%             4.75%

$25,000 or more but
less than $50,000 ............      5.50%            5.82%             4.75%

$50,000 or more but
less than $100,000 ...........      4.75%            4.99%             4.00%

$100,000 or more but
less than $250,000 ...........      3.75%            3.90%             3.00%

$250,000 or more but
less than $500,000 ...........      2.50%            2.56%             2.00%

$500,000 or more but
less than $1 million .........      2.00%            2.04%             1.60%
--------

The Distributor reserves the right to reallow the entire sales charge to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

-- CLASS A CONTINGENT DEFERRED SALES CHARGE. There is no initial sales charge on purchases of Class A Shares of any one or more of the OppenheimerFunds in the following cases:


-- Purchases aggregating $1 million or more; or

-- Purchases by an OppenheimerFunds prototype 401(k) plan that: (1) buys shares costing $500,000 or more, or (2) has, at the time of purchase, 100 or more eligible participants, or (3) certifies that it projects to have annual plan purchases of $200,000 or more.


Shares of any of the OppenheimerFunds that offers only one class of shares that has no designation are considered "Class A Shares" for this purpose.
The Distributor pays dealers of record commissions on those purchases in an amount equal to the sum of 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million. That commission will be paid only on the amount of those purchases in excess of $1 million ($500,000 for purchases by OppenheimerFunds prototype 401(k) plans) that were not previously subject to a front-end sales charge and dealer commission.

If you redeem any of those shares within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. That sales charge will be equal to either (1) 1.0% of the aggregate net asset value of the redeemed shares (not including shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original cost of the shares, whichever is less. However, the Class A contingent deferred sales charge will not exceed the aggregate amount of the commissions the Distributor paid to your dealer on all Class A Shares of all OppenheimerFunds you purchased subject to the Class A contingent deferred sales charge.


In determining whether a contingent deferred sales charge is payable, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, and then will redeem other shares in the order that you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges" below.

No Class A contingent deferred sales charge is charged on exchanges of shares under the Fund's exchange privilege (described below). However, if the shares acquired by exchange are redeemed within 18 months of the end of the calendar month of the purchase of the exchanged shares, the sales charge will apply.

-- SPECIAL ARRANGEMENTS WITH DEALERS. The Distributor may advance up to 13 months' commissions to dealers that have established special arrangements with the Distributor for Asset Builder Plans for their clients. Dealers whose sales of Class A Shares of OppenheimerFunds (other than money market funds) under OppenheimerFunds-sponsored 403(b)(7) custodial plans exceed $5 million per year (calculated per quarter), will receive monthly one-half of the Distributor's retained commissions on those sales, and if those sales exceed $10 million per year, those dealers will receive the Distributor's entire retained commission on those sales.

REDUCED SALES CHARGES FOR CLASS A SHARE PURCHASES. You may be eligible to buy Class A Shares at reduced sales charge rates in one or more of the following ways:

-- RIGHT OF ACCUMULATION. To qualify for the lower sales charge rates that apply to larger purchases of Class A Shares, you and your spouse can add together Class A and Class B and Class M Shares you purchase for your individual accounts, or jointly, or for trust or custodial accounts on behalf of your children who are minors. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.

Additionally, you can add together current purchases of Class A and Class B and Class M Shares of the Fund and other OppenheimerFunds to reduce the sales charge rate that applies to current purchases of Class A Shares. You can also include Class A and Class B Shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A Shares, provided that you still hold your investment in one of the OppenheimerFunds. The value of those shares will be based on the greater of the amount you paid for the shares or their current value (at offering price). The OppenheimerFunds are listed in "Reduced Sales Charges" in the Statement of Additional Information, or a list can be obtained from the Distributor. The reduced sales charge will apply only to current purchases and must be requested when you buy your shares.

-- LETTER OF INTENT. Under a Letter of Intent, if you purchase Class A Shares or Class A Shares and Class B Shares of the Fund and other OppenheimerFunds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A Shares. The total amount of your intended purchases of both Class A and Class B Shares will determine the reduced sales charge rate for the Class A Shares purchased during that period. This can include purchases made up to 90 days before the date of the Letter. More information is contained in the Application and in "Reduced Sales Charges" in the Statement of Additional Information.


-- WAIVERS OF CLASS A SALES CHARGES. The Class A sales charges are not imposed in the circumstances described below. There is an explanation of this policy in "Reduced Sales Charges" in the Statement of Additional Information.


WAIVERS OF INITIAL AND CONTINGENT DEFERRED SALES CHARGES FOR CERTAIN PURCHASERS. Class A Shares purchased by the following investors are not subject to any Class A sales charges:


-- the Manager or its affiliates;

-- present or former officers, directors, trustees and employees (and their "immediate families" as defined in "Reduced Sales Charges" in the Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees;

-- registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;

-- dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;

-- employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children);


-- dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor or the Fund providing specifically for the use of shares of the Fund in particular investment products made available to their clients (those clients may be charged a transaction fee by their dealer, broker or adviser for the purchase or sale of Fund shares); or


-- dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.

-- the following types of accounts, collectively referred to hereinafter as "Qualified Institutions", which meet a $50,000 minimum investment requirement:
(1) discretionary accounts of registered investment advisers who charge an investment advisory fee; (2) banks and trust institutions investing for their own accounts or for accounts of their trust customers; (3) qualified plans under ERISA, and (4) government entities or authorities.


Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions. Class A Shares issued or purchased in the following transactions are not subject to Class A sales charges:


--shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party;

-- shares purchased by the reinvestment of loan repayments by a participant in a retirement plan for which the Manager or its affiliates acts as sponsor;

-- shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other OppenheimerFunds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor; or

-- shares purchased and paid for with the proceeds of shares redeemed in the past 12 months from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid (this waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner); this waiver must be requested when the purchase order is placed for your shares of the Fund, and the Distributor may require evidence of your qualification for this waiver.

Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions. The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

-- for retirement distributions or loans to participants or beneficiaries from qualified retirement plans, deferred compensation plans or other employee benefit plans, including OppenheimerFunds prototype 401(k) plans (these are all referred to as "Retirement Plans");

-- to return excess contributions made to Retirement Plans;

-- to make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the original account value;

-- involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (see "Shareholder Account Rules and Policies," below);


-- if, at the time a purchase order is placed for Class A Shares that would otherwise be subject to the Class A contingent deferred sales charge, the dealer agrees in writing to accept the dealer's portion of the commission payable on the sale in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase); or


-- for distributions from OppenheimerFunds prototype 401(k) plans for any of the following cases or purposes: (1) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must occur after the participant's account was established); (2) hardship withdrawals, as defined in the plan; (3) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (4) to meet the minimum distribution requirements of the Internal Revenue Code; (5) to establish "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code, or (6) separation from service.


-- SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A Shares to reimburse the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A Shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A Shares of the Fund. The Distributor uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A Shares and to reimburse itself (if the Fund's Board of Trustees authorizes such reimbursements, which it has not yet done) for its other expenditures under the Plan.

Services to be provided include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. Payments are made by the Distributor quarterly at an annual rate not to exceed 0.25% of the average annual net assets of Class A Shares held in accounts of the dealer or its customers. The payments under the Plan increase the annual expenses of Class A Shares. For more details, please refer to "Distribution and Service Plans" in the Statement of Additional Information.

BUYING CLASS B SHARES. Class B Shares are sold at net asset value per share without an initial sales charge. However, if Class B Shares are redeemed within 6 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by an increase in net asset value over the initial purchase price. The Class B contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class B Shares.


To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 6 years, and (3) shares held the longest during the 6-year period.

The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:




                                           Contingent Deferred Sales Charge
    Years Since Beginning of Month In       on Redemptions in that Year
    Which Purchase Order Was Accepted     (As % of Amount Subject to Charge)
    ---------------------------------     ----------------------------------
    0 - 1 ...........................                   5.0%
    1 - 2 ...........................                   4.0%
    2 - 3 ...........................                   3.0%
    3 - 4 ...........................                   3.0%
    4 - 5 ...........................                   2.0%
    5 - 6 ...........................                   1.0%
    6 and following .................                   None



In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.


For redemptions of Class B Shares purchased on or before March 31, 1996 in accounts established on or before March 8, 1996, the following contingent deferred sales charges (as a percentage of the amount subject to the charge) will apply with respect to the number of years which have elapsed since the beginning of the month in which the purchase order was accepted: 0-1 years, 3.5%; 1-2 years, 3.0%, 2-3 years, 2.5%; 3-4 years, 2.0%; 4-5 years, 1.5%; 5-6 years, 1.0%, 6 years and thereafter, 0%. Upon an exchange of such shares, the contingent deferred sales charge schedule of the class of shares of the Fund into which the exchange was made will be applicable.

-- AUTOMATIC CONVERSION OF CLASS B SHARES. Seventy-two months after you purchase Class B Shares, those shares will automatically convert to Class A Shares. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B Shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B Shares convert, any other Class B Shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A Shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements -- Class A, Class B and Class C Shares" in the Statement of Additional Information.

BUYING CLASS C SHARES. Class C Shares are sold at net asset value per share without an initial sales charge. However, if Class C Shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions). The Class C contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class C Shares.

To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 12 months and (3) shares held the longest during the 12-month period.

-- DISTRIBUTION AND SERVICE PLANS FOR CLASS B AND CLASS C SHARES. The Fund has adopted Distribution and Service Plans for Class B and Class C Shares to compensate the Distributor for its services and costs in distributing Class B and Class C Shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B Shares that are outstanding for 6 years or less and on Class C Shares. The Distributor also receives a service fee of 0.25% per year.

Under each Plan, both fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The asset-based sales charge allows investors to buy Class B or Class C Shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The asset-based sales charge and service fees increase Class B and Class C expenses by up to 1.00% of average net assets per year.

The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B or Class C Shares. Those services are similar to those provided under the Class A Service Plan, described above. The Distributor pays the 0.25% service fees to dealers in advance for the first year after Class B or Class C Shares have been sold by the dealer and retains the service fee paid by the Fund in that year. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.

The Distributor currently pays sales commissions of 3.75% of the purchase price of Class B Shares to dealers from its own resources at the time of sale. The total amount paid by the Distributor to the dealer at the time of sales of Class B Shares is therefore 4.00% of the purchase price. The Fund pays the asset-based sales charge to the Distributor for its services rendered in distributing Class B Shares. Those payments are retained by the Distributor, and are at a fixed rate that is not related to the Distributor's expenses. The services rendered by the Distributor include paying and financing the payment of sales commissions, service fees and other costs of distributing and selling Class B Shares.

The Distributor currently pays sales commissions of 0.75% of the purchase price of Class C Shares to dealers from its own resources at the time of sale. The total amount paid by the Distributor to the dealer at the time of sale of Class C Shares is therefore 1.00% of the purchase price. The Distributor retains the asset-based sales charge during the first year Class C Shares are outstanding to recoup the sales commissions it has paid, the advances of service fee payments it has made, and its financing costs and other expenses. The Distributor plans to pay the asset-based sales charge as an ongoing commission to the dealer on Class C Shares that have been outstanding for a year or more.


The Distributor's actual expenses in selling Class B and Class C Shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the Distribution and Service Plans for Class B and Class C Shares. Therefore, those expenses may be carried over and paid in future years. At December 31, 1995, the end of the Class B Plan year, Rochester Fund Distributors, Inc., the Fund's previous principal underwriter, had incurred unreimbursed expenses under the Plan of $879,023 (equal to 2.55% of the Fund's net assets represented by Class B Shares on that date), which have been carried over into the present Plan year. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the Plan was terminated.

-- WAIVERS OF CLASS B AND CLASS C SALES CHARGES. The Class B and Class C contingent deferred sales charge will not be applied to shares purchased in certain types of transactions nor will it apply to Class B and Class C Shares redeemed in certain circumstances as described below.


Waivers for Redemptions of Shares in Certain Cases. The Class B and Class C contingent deferred sales charge will be waived for redemptions of shares in the following cases:

-- distributions to participants or beneficiaries from Retirement Plans, if the distributions are made (a) under an Automatic Withdrawal Plan after the participant reaches age 59 1/2, as long as the payments are no more than 10% of the account value annually (measured from the date the Transfer Agent receives the request), or (b) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must have occurred after the account was established);

-- redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder (the death or disability must have occurred after the account was established and for disability you must provide evidence of a determination of disability by the Social Security
Administration);

-- returns of excess contributions to Retirement Plans, and

-- distributions from IRAs (including SEP-IRAs and SAR/SEP accounts) before the participant is age 59 1/2, and distributions from 403(b)(7) custodial plans or pension or profit sharing plans before the participant is age 59 1/2 but only after the participant has separated from service, if the distributions are made in substantially equal periodic payments over the life (or life expectancy) of the participant or the joint lives (or joint life and last survivor expectancy) of the participant and the participant's designated beneficiary (and the distributions must comply with other requirements for such distributions under the Internal Revenue Code and may not exceed 10% of the account value annually, measured from the date the Transfer Agent receives the request);

-- shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," below; or

-- distributions from OppenheimerFunds prototype 401(k) plans (1) for hardship withdrawals; (2) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (3) to meet minimum distribution requirements as defined in the Internal Revenue Code; (4) to make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code; or (5) for separation from service.


Waivers for Shares Sold or Issued in Certain Transactions. The contingent deferred sales charge is also waived on Class B and Class C Shares in the following cases:


-- shares sold to the Manager or its affiliates;

-- shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose; or

-- shares issued in plans of reorganization to which the Fund is a party.


-- BUYING CLASS M SHARES. Class M Shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, with respect to certain accounts established prior to March 11, 1996, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. See Appendix B. Special minimum investment requirements may apply. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor and allocated to your dealer as a commission. The current sales charge rates and commissions paid to dealers and brokers are as follows:



                                 Front End Sales Charge as a     Commission as a
                                       Percentage of:             Percentage of:
                              --------------------------------   ---------------
Amount                        Offering Price   Amount Invested   Offering Price
------                        --------------   ---------------   ---------------
Less than $250,000 .........       3.25%            3.36%             3.00%

$250,000 or more but
less than $5,00,000 ........       2.25%            2.30%             2.00%

$500,000 or more but
less than $999,999 .........       1.25%            1.27%             1.00%

Purchases of $1,000,000 or more will be declined. Investors considering an investment of $1,000,000 or more may want to consider purchasing Class A Shares of the Fund. The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

-- SPECIAL ARRANGEMENTS WITH DEALERS. The Distributor may advance up to 13 months' commissions to dealers that have established special arrangements with the Distributor for Asset Builder Plans for their clients. Dealers whose sales of Class M Shares of the Fund or Class A Shares of either the Fund or of Oppenheimer funds (other than money market funds) under OppenheimerFunds-sponsored 403(b)(7) custodial plans exceed $5 million per year (calculated per quarter), will receive monthly one-half of the Distributor's retained commissions on those sales, and if those sales exceed $10 million per year, those dealers will receive the Distributor's entire retained commission on those sales.



-- RIGHT OF ACCUMULATION. To qualify for the lower sales charge rates that apply to larger purchases of Class M Shares, you and your spouse can add together Class A, Class B and Class M Shares you purchase for your individual accounts, or jointly, or for trust or custodial accounts on behalf of your children who are minors. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.


Additionally, you can add together current purchases of Class A and Class B Shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class M Shares. You can also count Class A and Class B Shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class M Shares, provided that you still hold your investment in one of the Oppenheimer funds. The value of those shares will be based on the greater of the amount you paid for the shares or their current value (at offering price). The Oppenheimer funds are listed in "Reduced Sales Charges" in the Statement of Additional Information, or a list can be obtained from the Distributor. The reduced sales charge will apply only to current purchases and must be requested when you buy your shares.

-- LETTER OF INTENT. Under a Letter of Intent, if you purchase Class A Shares, Class B Shares and Class M Shares of the Fund and Class A or Class B Shares of other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class M Shares. The total amount of your intended purchases of both Class A and Class B will determine the reduced sales charge rate for the Class M Shares purchased during that period. This can include purchases made up to 90 days before the date of the Letter. More information is contained in the Application and in "Reduced Sales Charges" in the Statement of Additional Information.

-- Distribution and Service Plan for Class M Shares. The Fund has adopted a Distribution and Service Plan for Class M Shares to reimburse the Distributor for its expenses incurred in connection with the distribution of Class M
Shares and servicing accounts. Under the Plan, the Fund pays the Distributor an annual "asset-based sales charge" of up to 0.50% per year on Class M Shares that are outstanding. The Distributor also receives a service fee of up to 0.25% per year. Both fees are computed on the average annual net assets of Class M Shares, determined as of the close of each regular business day. The Distributor uses the service fee to compensate dealers for providing personal services for accounts that hold Class M Shares. The Distributor may pay a portion of the asset-based sales charge which it receives from the Fund to provide additional compensation to dealers who sell Class M Shares. The asset-based sales charge and service fee increase Class M expenses by 0.75% of average net assets per year.

SPECIAL INVESTOR SERVICES

ACCOUNTLINK. OppenheimerFunds AccountLink links your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a number of types of account transactions. These include purchases of shares by telephone (either through a service representative or by PhoneLink, described below), automatic investments under Asset Builder Plans, and sending dividends and distributions or Automatic Withdrawal Plan payments directly to your bank account. Please refer to the Application for details or call the Transfer Agent for more information.


AccountLink privileges should be requested on the Application you use to buy shares, or on your dealer's settlement instructions if you buy your shares through your dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.


-- USING ACCOUNTLINK TO BUY SHARES. Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

-- PHONELINK. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number: 1-800-533-3310.

-- Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1-800- 533-3310. You must have established AccountLink privileges to link your bank account with the Fund, to pay for these purchases.

-- Exchanging Shares. With the OppenheimerFunds exchange privilege, described below, you can exchange shares automatically by phone from your Fund account to another Oppenheimer funds account you have already established by calling the special PhoneLink number. Please refer to "How to Exchange Shares," below, for details.

-- Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below, for details.

AUTOMATIC WITHDRAWAL AND EXCHANGE PLANS. The Fund has several plans that enable you to sell shares automatically or exchange them to another OppenheimerFunds account on a regular basis:

-- AUTOMATIC WITHDRAWAL PLANS. If your Fund account is $5,000 or more, you can establish an Automatic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly, semi-annual or annual basis. The checks may be sent to you or sent automatically to your bank account on AccountLink. You may even set up certain types of withdrawals of up to $1,500 per month by telephone. You should consult the Application and Statement of Additional Information for more details.

-- AUTOMATIC EXCHANGE PLANS. You can authorize the Transfer Agent to exchange an amount you establish in advance automatically for shares of up to five other Oppenheimer funds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum purchase for each OppenheimerFunds account is $25. These exchanges are subject to the terms of the Exchange Privilege, described below.


REINVESTMENT PRIVILEGE. If you redeem some or all of your Class A, Class B or Class M Shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A Shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies to redemptions of Class A or Class M Shares purchased subject to an initial sales charge or to Class A or Class B Shares on which you paid a contingent deferred sales charge when you redeemed them. It does not apply to Class C Shares. You must be sure to ask the Distributor for this privilege when you send your payment. Please consult the Statement of Additional Information for more details.


RETIREMENT PLANS. Fund shares are available as an investment for your retirement plans. If you participate in a plan sponsored by your employer, the plan trustee or administrator must make the purchase of shares for your retirement plan account. The Distributor offers a number of different retirement plans that can be used by individuals and employers:

-- Individual Retirement Accounts including rollover IRAs, for individuals and their spouses

-- 403(b)(7) Custodial Plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations

-- SEP-IRAs (Simplified Employee Pension Plans) for small business owners or people with income from self-employment, including SAR/SEP-IRAs

-- Pension and Profit-Sharing Plans for self-employed persons and small business owners

-- 401(k) prototype retirement plans for businesses

Please call the Distributor for the OppenheimerFunds plan documents, which contain important information and applications.

HOW TO SELL SHARES


You can arrange to take money out of your account by selling (redeeming) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received and accepted by the Transfer Agent. The Fund offers you a number of ways to sell your shares: in writing or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis, as described above. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, or from a retirement plan, please call the Transfer Agent first, at 1-800-525-7048, for assistance.


-- RETIREMENT ACCOUNTS. To sell shares in an OppenheimerFunds retirement account in your name, call the Transfer Agent for a distribution request form. There are special income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer, you must arrange for the distribution request to be sent by the plan administrator or trustee. There are additional details in the Statement of Additional Information.

-- CERTAIN REQUESTS REQUIRE A SIGNATURE GUARANTEE. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee):

-- You wish to redeem more than $50,000 worth of shares and receive a check

-- The redemption check is not payable to all shareholders listed on the account statement

-- The redemption check is not sent to the address of record on your account statement

-- Shares are being transferred to a Fund account with a different owner or name

-- Shares are redeemed by someone other than the owners (such as an Executor)

-- WHERE CAN I HAVE MY SIGNATURE GUARANTEED? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing on behalf of a corporation, partnership or other business, or as a fiduciary, you must also include your title in the signature.

SELLING SHARES BY MAIL. Write a "letter of instructions" that includes:

-- Your name

-- The Fund's name

-- Your Fund account number (from your account statement)

-- The dollar amount or number of shares to be redeemed

-- Any special payment instructions

-- Any share certificates for the shares you are selling

-- The signatures of all registered owners exactly as the account is registered, and

-- Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.

USE THE FOLLOWING ADDRESS FOR                 SEND COURIER OR EXPRESS MAIL
REQUESTS BY MAIL:                             REQUESTS TO:
--------------------------------              ----------------------------------
OppenheimerFunds Services                     OppenheimerFunds Services
P.O. Box 5270                                 10200 E. Girard Avenue, Building D
Denver, Colorado 80217                        Denver, Colorado 80231

SELLING SHARES BY TELEPHONE. You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. Shares held in an OppenheimerFunds retirement plan or under a share certificate may not be redeemed by telephone.

-- To redeem shares through a service representative, call 1-800-852-8457

-- To redeem shares automatically on PhoneLink, call 1-800-533-3310

Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds wired to that bank account.

-- TELEPHONE REDEMPTIONS PAID BY CHECK. Up to $50,000 may be redeemed by telephone in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account. This service is not available within 30 days of changing the address on an account.

-- TELEPHONE REDEMPTIONS THROUGH ACCOUNTLINK. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH wire to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be wired.




SELLING SHARES THROUGH YOUR DEALER. The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. Please call your dealer for additional information. Please refer to "Special Arrangements for Repurchase of Shares from Dealers and Brokers" in the Statement of Additional Information for more details.


HOW TO EXCHANGE SHARES

Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge.

-- Shares of the fund selected for exchange must be available for sale in your state of residence

-- The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege

-- You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular business day

-- You must meet the minimum purchase requirements for the fund you purchase by exchange

-- Before exchanging into a fund, you should obtain and read its prospectus


Except with respect to exchanges of Class M Shares, which may be exchanged only for Class A Shares as described in the following paragraph, shares of a particular class may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A Shares of this Fund only for Class A Shares of another fund. At present, Oppenheimer Money Market Fund, Inc. offers only one class of shares, which are considered "Class A Shares" for exchange purposes. If a fund has only one class of shares and it does not have a class designation, that class of shares will be considered "Class A" for exchange purposes. Class A and Class B Shares of the Fund may not be exchanged for shares of the same class in either Rochester Fund Municipals (which offers only Class A Shares) or Limited Term New York Municipal Fund (which offers both Class A and Class B Shares).

The Fund is currently the only Oppenheimer fund which offers Class M Shares. Except as described herein there may be no exchanges of any class of shares of any Oppenheimer fund into Class M Shares of the Fund. With respect to those accounts established on or before March 8, 1996, Class M Shares may be exchanged for Class A Shares of Oppenheimer funds including Rochester Fund Municipals and Limited Term New York Municipal Fund. In addition, Class A Shares of either Rochester Fund Municipals or Limited Term New York Municipal Fund which were acquired upon the exchange of Class M Shares may subsequently be exchanged for Class M Shares of the Fund. With respect to those accounts established after March 8, 1996, Class M Shares may be exchanged for Class A Shares of Oppenheimer funds except Rochester Fund Municipals and Limited Term New York Municipal Fund. Except for Class A Shares of either Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves which were acquired upon the exchange of Class M Shares of the Fund, no exchanges of any class of shares of any Oppenheimer fund into Class M Shares are permitted. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.


Exchanges may be requested in writing or by telephone:

-- WRITTEN EXCHANGE REQUESTS. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the addresses listed in "How to Sell Shares."

-- TELEPHONE EXCHANGE REQUESTS. Telephone exchange requests may be made either by calling a service representative at 1-800-852-8457 or by using PhoneLink for automated exchanges, by calling 1-800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or by calling a service representative at 1-800-525-7048. Exchanges of shares involve a redemption of the shares of the fund you own and a purchase of shares of the other fund.

There are certain exchange policies you should be aware of:

-- Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to 7 days if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the disposition of securities at a time or price disadvantageous to the Fund.

-- Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

-- The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.

-- If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

The Distributor has entered into agreements with certain dealers and investment advisers permitting them to exchange their clients' shares by telephone. These privileges are limited under those agreements and the Distributor has the right to reject or suspend those privileges. As a result, those exchanges may be subject to notice requirements, delays and other limitations that do not apply to shareholders who exchange their shares directly by calling or writing to the Transfer Agent.

SHAREHOLDER ACCOUNT RULES AND POLICIES

-- NET ASSET VALUE PER SHARE is determined for each class of shares as of the close of The New York Stock Exchange, which is normally 4:00 P.M. but may be earlier on some days, on each day the Exchange is open by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Fund's Board of Trustees has established procedures to value the Fund's securities to determine net asset value. In general, securities values are based on market value. There are special procedures for valuing illiquid and restricted securities, obligations for which market values cannot be readily obtained, and call options and hedging instruments. These procedures are described more completely in the Statement of Additional Information.

-- THE OFFERING OF SHARES may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

-- TELEPHONE TRANSACTION PRIVILEGES for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

-- THE TRANSFER AGENT WILL RECORD ANY TELEPHONE CALLS to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures it may be liable for losses due to unauthorized transactions, but otherwise neither the Transfer Agent nor the Fund will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

-- REDEMPTION OR TRANSFER REQUESTS WILL NOT BE HONORED UNTIL THE TRANSFER AGENT RECEIVES ALL REQUIRED DOCUMENTS IN PROPER FORM. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

-- DEALERS THAT CAN PERFORM ACCOUNT TRANSACTIONS FOR THEIR CLIENTS BY PARTICIPATING IN NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously.


-- THE REDEMPTION PRICE FOR SHARES WILL VARY from day to day because the value of the securities in the Fund's portfolio fluctuates, and the redemption price, which is the net asset value per share, will normally be different for Class A, Class B, Class C and Class M Shares. Therefore, the redemption value of your shares may be more or less than their original cost.


-- PAYMENT FOR REDEEMED SHARES is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within 7 days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. For accounts registered in the name of a broker-dealer, payment will be forwarded within 3 business days. The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by certified check or arrange to have your bank provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

-- INVOLUNTARY REDEMPTIONS OF SMALL ACCOUNTS may be made by the Fund if the account value has fallen below $200 for reasons other than the fact that the market value of shares has dropped, and in some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.



-- "BACKUP WITHHOLDING" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a certified Social Security or Employer Identification Number when you sign your application, or if you violate Internal Revenue Service regulations on tax reporting of income.

-- THE FUND DOES NOT CHARGE A REDEMPTION FEE, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in "How To Buy Shares," you may be subject to a contingent deferred sales charge when redeeming certain Class A, Class B and Class C shares.

-- TO AVOID SENDING DUPLICATE COPIES OF MATERIALS TO HOUSEHOLDS, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525-7048 to ask that copies of those materials be sent personally to that shareholder.



DIVIDENDS, CAPITAL GAINS AND TAXES

INCOME DIVIDENDS. The Fund receives income in the form of interest and dividends paid by its investments. This income, less the expenses incurred in the Fund's operations, is referred to as net investment income. Income dividends are declared and recorded each day based on estimated net investment income. Such dividends are paid quarterly. Investors earn such dividends beginning on the day payment for Shares is received to the day prior to the settlement date of redemption. For federal tax purposes, all distributions declared in the fourth quarter of any calendar year are deemed paid in that calendar year even if they are distributed in January of the following year. Any net gain the Fund may realize from transactions in securities held less than the period required for long term capital gain recognition (taking into account any carryover of capital losses from previous years), while technically a distribution from capital gain, is taxed as an income dividend under the Internal Revenue Code of 1986, as amended (the "Code").

CAPITAL GAINS. If, during any fiscal year, the Fund realizes a net gain on transactions in securities held for more than one year, it has a net long term capital gain. After deduction of the amount of any net short term loss, the balance may be used to offset any carryover of capital losses from previous years, or, if there is no loss carryover, will be paid out to shareholders as a capital gain distribution. Capital gain distributions, if any, will be paid to shareholders of record prior to the end of each calendar year.

Because the value of Fund Shares is based directly on the amount of its net assets, rather than on the principle of supply and demand, any distribution of income or capital gain will result in a decrease in the value of Fund Shares equal to the amount of the distribution.

All dividends and capital gain distributions are paid in additional full and fractional Shares at net asset value for each shareholder's account unless otherwise requested on the Account Application or by notifying the Fund in writing or by telephone. Notice will be effective for the current dividend or distribution only if it is received by the Fund at least five business days before the record date. Notice received thereafter will be effective commencing with the next dividend or distribution. Income dividends and capital gain distributions will be credited to a shareholder's account in additional shares valued at the closing net asset value (without a sales load).


DISTRIBUTION OPTIONS. When you open your account, specify on your application how you want to receive your distributions. For OppenheimerFunds retirement accounts, all distributions are reinvested.

For other accounts, you have four options:

-- REINVEST ALL DISTRIBUTIONS IN THE FUND. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of the Fund.

-- REINVEST LONG-TERM CAPITAL GAINS ONLY. You can elect to reinvest long-term capital gains in the Fund while receiving dividends by check or sent to your bank account on AccountLink.

-- RECEIVE ALL DISTRIBUTIONS IN CASH. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank on AccountLink.


-- REINVEST YOUR DISTRIBUTIONS IN ANOTHER OPPENHEIMER FUND ACCOUNT. You can reinvest all distributions in another Oppenheimer fund account you have established.


TAXES. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you held your shares. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Distributions are subject to federal income tax and may be subject to state or local taxes. Your distributions are taxable when paid, whether you reinvest them in additional shares or take them in cash. Every year the Fund will send you and the IRS a statement showing the amount of each taxable distribution you received in the previous year.

-- "BUYING A DIVIDEND": When a fund goes ex-dividend, its share price is reduced by the amount of the distribution. If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.

-- TAXES ON TRANSACTIONS: Share redemptions, including redemptions for exchanges, are subject to capital gains tax. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them.

-- RETURNS OF CAPITAL: In certain cases distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders. A non-taxable return of capital may reduce your tax basis in your Fund shares.

This information is only a summary of certain federal tax information about your investment. More information is contained in the Statement of Additional Information, and in addition you should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

                       APPENDIX A: DESCRIPTION OF RATINGS

                          CATEGORIES OF RATING SERVICES

           DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. BOND RATINGS

Aaa: Bonds which are rated "Aaa" are judged to be the best quality and to carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of "Aaa" securities.

A: Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

The investments in which the Fund will principally invest will be in the lower-rated categories described below.

Baa: Bonds which are rated "Baa" are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated "B" generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated "Caa" are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated "Ca" represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

C: Bonds which are rated "C" are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF STANDARD & POOR'S BOND RATINGS

AAA: "AAA" is the highest rating assigned to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated "AA" also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree.

A: Bonds rated "A" have a strong capacity to pay principal and interest, although they are somewhat more susceptible to adverse effects of change in circumstances and economic conditions. The investments in which the Fund will principally invest will be in the lower-rated categories, described below.

BBB: Bonds rated "BBB" are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the "A" category.

BB, B CCC, CC: Bonds rated "BB," "B," "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Bonds on which no interest is being paid are rated "C".

D: Bonds rated "D" are in payment default and payment of interest and/or repayment of principal is in arrears.

                                   APPENDIX B

SALES CHARGE WAIVERS ON PURCHASES OF CLASS M SHARES FOR ACCOUNTS ESTABLISHED PRIOR TO MARCH 11, 1996


The Fund may sell Class M Shares at net asset value to investors who satisfy the following criteria and who, prior to March 11, 1996, had established accounts, pursuant to which such investors were permitted to purchase the Fund's then outstanding Class A Shares at net asset value: (a) the Manager or its affiliates, (b) present or former officers, directors, trustees and employees (and their "immediate families" as defined in the Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees, (c) registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose, (d) dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees, (e) employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children), (f) dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients (those clients may be charged a transaction fee by their dealer, broker or adviser on the purchase of Fund shares), and (g) dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administrative services.

OPPENHEIMER BOND FUND FOR GROWTH
350 Linden Oaks
Rochester, New York 14625-2807

INVESTMENT ADVISOR
Oppenheimer Funds, Inc.
Two World Trade Center
New York, New York 10048-0203

DISTRIBUTOR
OppenheimerFunds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

TRANSFER AND SHAREHOLDER SERVICE AGENT
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

INDEPENDENT AUDITORS
Price Waterhouse LLP
1900 Chase Square
Rochester, New York 14604-1984

LEGAL COUNSEL
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, D.C. 200036-5891






NO DEALER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR THE STATEMENT OF ADDITIONAL INFORMATION, AND IF GIVEN OR MADE, SUCH INFORMATION AND REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, OPPENHEIMERFUNDS, INC, OPPENHEIMERFUNDS DISTRIBUTOR OR ANY AFFILIATE THEREOF. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY STATE TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE.

[Inventory Code Number]

BOND FUND SERIES-OPPENHEIMER BOND FUND FOR GROWTH

350 Linden Oaks, Rochester, New York 14625
1-800-525-7048

STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 11, 1996


     This Statement of Additional Information of Bond Fund Series-Oppenheimer Bond Fund for Growth (the "Fund") is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated March 11, 1996. It should be read together with the Prospectus, which may be obtained by writing to OppenheimerFunds Services, the Fund's Transfer Agent, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above.



TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----
ABOUT THE FUND
Investment Objective and Policies ..........................................   2
     Investment Policies and Strategies.....................................   2
     Other Investment Techniques and Strategies.............................   5
     Other Investment Restrictions..........................................  10
How the Fund is Managed.....................................................  12
     Organization and History...............................................  12
     Trustees and Officers of the Fund......................................  13
     The Manager and Its Affiliates.........................................  18
Brokerage Policies of the Fund..............................................  20
Performance of the Fund.....................................................  21
Distribution and Service Plans..............................................  26
ABOUT YOUR ACCOUNT
How To Buy Shares...........................................................  28
How To Sell Shares .........................................................  35
How To Exchange Shares......................................................  39
Dividends, Capital Gains and Taxes..........................................  41
Additional Information About the Fund.......................................  42
FINANCIAL INFORMATION ABOUT THE FUND
Financial Statements........................................................  44
Independent Auditors' Report................................................  59


Appendix A:  Description of Bond Ratings....................................A-1

ABOUT THE FUND


INVESTMENT OBJECTIVE AND POLICIES


INVESTMENT POLICIES AND STRATEGIES. The investment objectives and policies of the Fund are described in the Prospectus. Set forth below is supplemental information about those policies and the types of securities in which the Fund invests, as well as the strategies the Fund may use to try to achieve its objectives. Capitalized terms used in this Statement of Additional Information have the same meaning as those terms have in the Prospectus.

     The Fund seeks a high level of total return on its assets through a combination of current income and capital appreciation. The Fund invests primarily in a portfolio which consists of a variety of fixed income securities, including convertible securities, which in the opinion of OppenheimerFunds, Inc. (the "Manager") will assist the Fund in achieving its investment objective. Convertible securities include corporate bonds, notes and preferred stock which can be converted into (exchanged for) common stock or other securities which provide an opportunity for participation. The Fund invests a substantial portion of its assets in high-yield, lower rated bonds which are commonly referred to as "junk bonds." Investments of this type are subject to greater risk of loss of principal and interest. High yield bonds generally offer a higher yield to maturity than bonds with higher ratings as compensation for holding an obligation perceived to be of greater risk. The high yield opportunity has been the result of wide yield spreads between high yield obligations and high grade obligations, with actual losses resulting from default remaining low relative to the values of outstanding high yield bonds. In addition to offering higher absolute returns, high yield securities have greater potential than high-grade bonds for better relative performance if their credit quality improves.

         The Manager evaluates the investment merits of fixed-income securities primarily through the exercise of its own investment analysis. This may include consideration of the financial strength of the issuer, including its historic and current financial condition, the trading activity in its securities, present and anticipated cash flow, estimated current value of assets in relation to historical cost, the issuer's experience and managerial expertise, responsiveness to changes in interest rates and business conditions, debt maturity schedules, current and future borrowing requirements, and any change in the financial condition of the issuer and its continuing ability to meet its future obligations. The Manager also may consider anticipated changes in business conditions, levels of interest rates of bonds as contrasted with levels of cash dividends, industry and regional prospects, the availability of new investment opportunities, and the general economic, legislative and monetary outlook for specific industries, the nation and the world.


     The Fund is classified as non-diversified within the meaning of the Investment Company Act of 1940, as amended, (the "Act"), which means that the Fund is not limited by the Act in the proportion of its assets that it may invest in obligations of a single issuer. The Fund intends to continue to qualify as a "regulated investment company," however, under the Internal Revenue Code of 1986, as amended (the "Code"). See Dividends, Capital Gains and Taxes. In addition to satisfying other requirements to so qualify, the Fund will limit its investments so that, at the close of each quarter of its taxable year,
(i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of its total assets, not more than 5% will be invested in the securities of a single issuer. In contrast, a fund which elects to be classified as "diversified" under the Investment Company Act must satisfy the foregoing 5% requirement with respect to 75% of its assets at all times. To the extent that the Fund assumes large positions in the obligations of a small number of issuers, the Fund's total return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

     -- CONVERTIBLE FIXED INCOME SECURITIES. Convertible securities are fixed income securities which may be exchanged for or converted into the underlying common stock of the issuer at the option of the holder during a specified period of time. Convertible securities may take the form of convertible preferred stock, convertible bonds or notes, or other fixed income securities with stock purchase warrants, or a combination of the features of several of these securities. Because of the conversion feature, the price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock. Convertible fixed income securities are generally characterized by less price volatility than the common stocks into which they are convertible because of their comparatively higher yields. The investment characteristics of each convertible security vary widely, and such versatility permits the Fund to use convertible securities in different ways in pursuing its investment objective of high total return. For example, the Fund may invest in convertible securities which provide a relatively high level of income, with less appreciation potential as well as those with high appreciation potential and a relatively low level of income or convertible securities which provide some combination of both income and appreciation potential.

     Convertible bonds and convertible preferred stocks are fixed income securities that retain the investment characteristics of fixed income securities until they have been converted. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Convertible securities are senior securities, and therefore, have a claim to assets of the corporation prior to the holders of common stock upon liquidation. Convertible securities, however, are generally subordinated to similar non-convertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with yields which are generally higher than common stocks, but lower than non-convertible securities of similar quality.

     As with all fixed income securities, various market forces influence the market value of convertible securities, including changes in the level of interest rates. As the level of interest rates increases, the market value of convertible securities may decline and, conversely, as interest rates decline, the market value of convertible securities may increase. The unique investment characteristic of convertible securities, the right to be exchanged for the issuer's common stock, causes the market value of convertible securities to increase when the value of the underlying common stock increases. Since securities prices fluctuate, however, there can be no assurance that the market value of convertible securities will increase. Convertible securities generally will not reflect quite as great a degree of capital appreciation as the underlying stock. When the underlying common stock is experiencing a decline, the value of the convertible security tends to decline to a level approximating the yield-to-maturity basis of straight non-convertible debt of similar quality, often called "investment value," and may not experience the same decline as the underlying common stock.

     Many convertible securities sell at a premium over their conversion values (i.e., the number of shares of common stock to be received upon conversion multiplied by the current market price of the stock). This premium represents the price investors are willing to pay for the privilege of purchasing a fixed income security with a possibility of capital appreciation due to the conversion privilege. There can be no assurance that the underlying common stock will appreciate enough for this premium to be recovered by the Fund on any particular convertible security.

     -- INVESTMENT RISKS OF FIXED-INCOME SECURITIES. All fixed-income securities are subject to two types of risks: credit risk and interest rate risk. Credit risk relates to the ability of the issuer to meet interest or principal payments on a security as they become due. Generally, higher yielding lower-grade bonds are subject to credit risk to a greater extent than lower yielding, investment grade bonds. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting solely from the inverse relationship between price and yield of outstanding fixed-income securities. An increase in prevailing interest rates will generally reduce the market value of already-issued fixed-income investments, and a decline in interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater changes in their prices from changes in interest rates than obligations with shorter maturities. Fluctuations in the market value of fixed-income securities after the Fund buys them will not affect the interest payable on those securities, nor the cash income from such securities. However, those price fluctuations will be reflected in the valuations of these securities and therefore the Fund's net asset values.


As stated in the Prospectus, the fixed-income securities in which the Fund will principally invest will be in those in the lower rating categories or in those which are unrated. The Fund may invest in securities rated as low as "C" by a nationally recognized statistical rating organization ("NRSRO") or in bonds which are unrated. The Manager will not rely solely on the ratings assigned by rating services and may invest, without limit, in unrated securities which offer, in the opinion of the Manager, yields and risks comparable to those of rated securities in which the Fund may invest. The Fund will not invest in securities which are in default at the time of purchase. Because investment in lower rated and unrated fixed income securities involves greater investment risk, achievement of the Fund's investment objectives will be more dependent upon the Manager's credit analysis than would be the case if the Fund were investing in higher quality debt securities.


     Some of the principal risks of high yield securities include: (i) limited liquidity and secondary market support, (ii) substantial market price volatility resulting from changes in prevailing interest rates, (iii) subordination of the holder's claims to the prior claims of banks and other senior lenders in bankruptcy proceedings, (iv) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates, whereby the holder might receive redemption proceeds at times when only lower-yielding portfolio securities are available for investment, (v) the possibility that earnings of the issuer may be insufficient to meet its debt service, and (vi) the issuer's low creditworthiness and potential for insolvency during periods of rising interest rates and economic downturn. Some high yield bonds pay interest in kind rather than in cash.

     As a result of the limited liquidity of high yield securities, their prices have at times experienced significant and rapid decline when a significant number of holders of high yield securities simultaneously decided to sell them. A decline is also likely in the high yield bond market during an economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield securities and adversely affect the value of outstanding securities and the ability of the issuers to repay principal and interest. In addition, in recent years there have been several Congressional attempts to limit the use or limit tax and other advantages of high yield bonds. If enacted, such proposals could adversely affect the value of these securities and consequently the Fund's net asset value per share. For example, federally insured savings and loan associations have been required to divest their investments in high yield securities.

     -- CONVERTIBLE PREFERRED STOCK. The Fund may invest in a type of convertible preferred stock that is an equity security with certain characteristics of both a debt security and a call option. These securities can be considered "derivative" securities because of their imbedded option component. These stock instruments trade under a variety of acronyms. They typically provide for a three-year period prior to conversion to common stock (although they are callable by the issuer prior to conversion) and pay a cumulative, fixed dividend that is senior to, and expected to be in excess of, the dividends paid on the common stock of the same issuer. At the mandatory conversion date, the preferred stock is converted into not more than one share of the issuer's common stock at the "call price" that was established at the time the preferred stock was issued. Generally, the call price is 30% to 45% above the price of the issuer's common stock at the time the preferred stock is issued and may be subject to downward adjustment over time. If the price per share of the related common stock on the mandatory conversion date is less than the call price, the holder of the preferred stock will nonetheless receive only one share of common stock for each share of preferred stock (plus cash in the amount of any accrued but unpaid dividends). At any time prior to the mandatory conversion date, the issuer may redeem the preferred stock upon issuing to the holder a number of shares of common stock equal to the call price of the preferred stock in effect on the date of redemption divided by the market value of the common stock, with such market value typically determined one or two trading days prior to the date notice of redemption is given. The issuer must also pay the holder of the preferred stock cash in an amount equal to any accrued but unpaid dividends on the preferred stock.

     This convertible preferred stock is subject to the same market risk as the common stock of the issuer, except to the extent that such risk is mitigated by the higher dividend paid on the preferred stock. The opportunity for equity appreciation afforded by an investment in such convertible preferred stock, however, is limited, because in the event the market value of the issuer's common stock increases to or above the call price of the preferred stock, the issuer may (and would be expected to) call the preferred stock for redemption at the call price. This convertible preferred stock is also subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock. Generally, convertible preferred stock is less volatile than the related common stock of the issuer.

OTHER INVESTMENT TECHNIQUES AND STRATEGIES

     -- SHORT SALES. Although the Fund may not make short sales generally, the Fund may make short sales "against the box." While a short sale is made by selling a security the Fund does not own, a short sale is said to have been made "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold short at no added cost. The Fund will engage in this type of transaction only when (i) the yield on the convertible bond or preferred stock is substantially larger than that on the common stock so that the Fund may benefit from this incremental cash flow without bearing any market risk; (ii) the Manager believes that the premium on the convertible bond or preferred stock relative to the common stock is unusually small and will widen to a more normal range; or (iii) there is a large unrealized gain in a portfolio security which the Manager wishes to sell and the Manager believes that it will be advantageous to defer the realization of the gain until a subsequent tax year. When a short sale is effected, any decline in the value of the Fund's portfolio securities would be reduced by a gain in the short sale transaction. Conversely, any increase in the value of the Fund's portfolio securities would be reduced by a loss in the short sale transaction. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium (the difference between a convertible security's market price and its value if it were converted into its underlying common stock). As a fundamental policy, the Fund may not make short sales or maintain a short position unless at all times when a short position is open, not more than 10% of that Fund's total assets (taken at current value) is held as collateral for such sales at any one time.

     -- WARRANTS. The Fund has adopted as a fundamental policy that it may invest up to 15% of the value of its net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities). This fundamental policy is currently limited by an operational policy which provides that the Fund may not invest more than 5% of the value of the Funds' net assets in warrants, valued at market. Included within that amount, but not to exceed 2% of the value of the Funds' net assets, may be warrants which are not listed in the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value for purposes of the limitation imposed by the operational policy. A warrant basically is an option to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than a year to twenty years or may be perpetual. However, many warrants have expiration dates after which they are worthless unless such warrants are exercised or sold before expiration. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire worthless. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of a warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.


     -- FUND'S USE OF LISTED OPTIONS. The Fund will limit options trading activity to: (1) writing (i.e., selling) covered call options on stocks and the underlying stock of existing convertible positions; (2) purchasing put options on stocks; and (3) entering into closing purchase transactions with respect to certain of such options, provided that all options traded by the Fund are listed on a national securities exchange.


     The Fund will write covered call options in an attempt to increase its income. The Fund may also purchase put options on stock in order to attempt to hedge its portfolio and to reduce investment risks. Hedging strategies are defensive in nature; some capital gain potential is forsaken in advancing markets for a reduction of risk in declining markets. No assurances can be made that these options hedging strategies will result in successful investments by the Fund.

     -- CHARACTERISTICS OF LISTED OPTIONS. Because listed options can be employed in a variety of ways to pursue a variety of investment objectives, it follows that the risks and potential rewards of options trading depend in large measure on the manner in which the options are used. Listed options are puts and calls on common stock. A call option conveys the right to buy and a put option conveys the right to sell. Although put options and call options are generally traded on the same underlying securities, it should be clearly understood that call options and put options are separate and distinct investment securities. The purchase or sale of a call in no way involves a put. The purchase or sale of a put in no way involves a call.

     The option contract has a duration period of up to nine months and precisely identifies the underlying security. Options traded on options exchanges (the "Exchanges"), have standardized the terms of options contracts. An options contract has four specifications: (1) the type (put or call); (2) the underlying common stock name; (3) the expiration date; and (4) the exercise or strike price. Option contracts give their holder the right to buy or sell a stated number of shares, usually 100, of a particular underlying common stock, at a fixed price (called the strike price) for a predetermined period of time (called the expiration period). An option is a wasting asset; that is, it has only an initial value that declines as time passes. It may expire having no value, or the holder may have to exercise it in order to recover some value before expiration. Of course, the holder may sell the option in the listed option market before expiration.

     Although an option is a security, it derives its value from the underlying common stock. The option price fluctuates as the price of the underlying stock rises or falls. Splits and stock dividends in the underlying stock affect the terms of listed options, although cash dividends do not.


     -- COVERED CALL OPTION WRITING. A call option gives the purchaser of the option the right to buy, and imposes on the writer the obligation to sell, the underlying security at the exercise price during the option period. The Fund may write "covered" call options, that is, options on securities the Fund holds in its portfolio or has an immediate right to acquire, without additional consideration, upon conversion or exchange of securities currently held in its portfolio. For writing a call option, the Fund is paid a sales price or premium. If the call option expires unexercised, the Fund realizes a gain equal to the amount of the premium received upon writing the option, less transaction costs. So long as the obligation of a writer continues, he may be assigned an exercise notice by the broker-dealer through whom such a call option was sold, requiring him to deliver the underlying security against payment of the exercise price. This obligation terminates upon expiration of the call option, or at such earlier time at which the writer effects a closing purchase transaction (i.e., the purchase of a call option on the same security with the same exercise price and expiration date as the call option already written). Once a writer has been assigned an exercise notice with respect to a call option, he will thereafter be unable to effect a closing purchase transaction with respect to that option. In return for the premium it receives, so long as the Fund's obligation as a writer continues, it will forego the opportunity to profit from any price increase in the underlying stock above the exercise price.

     The Fund will write covered call options for hedging purposes in order to protect against possible declines in the market values of the stocks or convertible securities held in its portfolio. If, for example, the market price of a common stock underlying a convertible security held by a Fund declines and the convertible security also declines in value, such decline will be offset in part (or wholly) by the receipt of the premium on covered call options written by the Fund on such stock. However, if the market price of the underlying common stock increases and the convertible security held by a Fund also increases in value, such increases will be offset in part (or wholly) by any loss resulting from the cancellation of the Fund's position through closing purchase transactions on covered call options written by the Fund or the opportunity loss if the option is exercised. The main risk of any covered call writing strategy is that the common stock/covered call "package" (such as that embedded in a mandatory conversion security) will underperform the common stock alone should the stock's price rise substantially above the strike price of the call option.

     The Fund may not sell any covered call options if, as a result of such sale, the aggregate value of its securities underlying such options (valued at the lower of the option price or market price) would exceed 25% of its net assets. This limitation may not be changed by the Fund without shareholder approval. Although the Fund may write covered call options on up to 25% of its assets, the Fund has no present intention of writing covered call options on more than 5% of its net assets in such securities. To secure its obligation to deliver the underlying security, the Fund, as the writer of a call option, is required to deposit in escrow with its custodian the underlying common stock or a security immediately convertible into the underlying common stock in accordance with the rules of the Options Clearing Corporation and of the various Exchanges.

     -- PURCHASE OF PUT OPTIONS. The Fund will also purchase put options in an attempt to hedge its portfolio and to reduce investment risks. When a convertible security is purchased because the Manager believes the market price of such security may rise, the Manager may nonetheless wish to protect the holdings of such security against a decline in market value by purchasing a put option on the common stock underlying such security. A put option gives the purchaser the right to sell the underlying common stock at the put exercise price regardless of any decline in the underlying stock's market price.

     Thus, the purchase of a put option when used as a defensive measure provides profits should the underlying common stock decline, which would be of use to offset losses from the corresponding decline in the value of the convertible security held. The reduction in loss that this defensive strategy provides is limited to the profit made on the put option transaction, less the premium paid for the put option, less the transaction costs incurred in connection with the put. Should the underlying common stock, and consequently the convertible securities held, increase in value, the profit realized would be reduced by the cost of the purchase of the put options.

     -- RISKS OF TRANSACTIONS IN STOCK OPTIONS. An option position may be closed out by the Fund only on an Exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there is an active secondary market, there is no assurance that a liquid secondary market on an Exchange will exist for any particular option or at any particular time. Absence of a liquid secondary market on an Exchange may result from a variety of economic, market and regulatory factors including the suspension of trading or an insufficient amount of trading interest. For example, if trading were suspended in an option purchased or written by the Fund, the Fund would not be able to close out the option. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, the Fund will not be able to sell the underlying common stock until the option expires or until it delivers the underlying common stock upon exercise. Similarly, in the absence of a liquid secondary market, the Fund, as the purchaser of a put option, would be able to realize a profit or limit a loss on such option only by exercising such option and, in the case of a put option on stock, by incurring additional transaction costs on the disposition of the underlying security.

     The Exchanges have established limitations governing the maximum number of calls and puts of each class which may be held or written by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different Exchanges or are held or written in one or more accounts or through one or more brokers). An Exchange may order the liquidation of positions found to be in violation of these limits. The Manager does not anticipate that such limits will affect the Fund's option trading activities.

     -- MANDATORY CONVERSION SECURITIES. In addition to the more traditional convertible securities in which the Fund may invest as described in the Prospectus, the Fund may also invest in more recently developed varieties of convertible securities which are referred to herein as "mandatory conversion securities." Such securities may combine several of the features of debt securities and equity securities, including both preferred stock and common stock. Unlike the more traditional convertible securities, however, many of these securities are characterized by a mandatory conversion feature and an adjustable conversion ratio. Thus, many of these securities offer limited potential for capital appreciation and, in some instances, involve unlimited potential for loss of capital. These securities are designed and marketed by major investment banking firms and trade in the marketplace under various acronyms which are proprietary to the investment banking firm. The Fund may be exposed to counterparty risk to the extent it invests in "synthetic mandatory conversion securities," which are issued by investment banking firms and are unsecured obligations of the issuing firm. Should the issuing firm of such a security experience financial difficulty, its ability to perform according to the terms of the security may become impaired. The mandatory conversion securities which may be purchased by the Fund include, but are not limited to, the so-called equity-linked debt securities and certain varieties of convertible preferred stock. The market for these securities is relatively new.

     -- EQUITY-LINKED DEBT SECURITIES. The Fund may purchase debt securities whose principal amount at maturity is dependent upon the performance of a specified equity security. Equity-linked debt securities differ from ordinary debt securities in that the principal amount received at maturity is not fixed, but is based on the price of the linked equity security at the time the debt security matures. Such debt securities usually mature in three to four years, and during the years to maturity pay interest at a favorable fixed rate. Although the debt securities are typically adjusted for diluting events such as stock splits, stock dividends and certain other events affecting the market value of the linked equity security, the debt securities are not adjusted for subsequent issuances of the linked equity security for cash. Such an issuance could adversely affect the price of the debt security. In general, however, such debt securities are less volatile than the equity securities to which they are linked.

OTHER INVESTMENT RESTRICTIONS

Specific investment restrictions help the Fund limit investment risks for shareholders. The following investment restrictions are fundamental investment policies of the Fund and cannot be changed without approval of a majority of the outstanding voting securities of the Fund (defined for purposes of the Prospectus and this Statement as the lesser of: (i) 67% of the shares present or represented by proxy at a meeting at which more than 50% of the outstanding shares are present or represented by proxy; or (ii) more than 50% of the outstanding shares). These restrictions provide that the Fund may not:

          1. Invest more than 25% of the value of the Fund's total assets in the securities of any one issuer or any group of issuers in the same industry, which restriction will not, however, prevent it from investing more than 25% of such Fund's total assets in securities of the United States Government, its agencies or instrumentalities.

          2. Make any investment if, as a result thereof, less than 50% of the Fund's total assets would be in cash, cash items, U.S. Government securities, and securities of issuers in which its investment is limited to not more than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of any issuer.

          3. Purchase securities on margin, but the Fund may obtain unsecured loans to purchase securities and may also borrow amounts equivalent to up to 5% of the Fund's net assets for temporary, extraordinary or emergency purposes. The aggregate of all unsecured loans, however, may not exceed 50% of the Fund's total assets.

          4. Make short sales on securities or maintain a short position, unless at all times when a short position is open, the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short; no more than 10% of the Fund's total assets will be held as collateral for such short sales at any one time. See Short Sales.


          5. Engage in the purchase and sale of put and call options or in writing such options except as set forth herein and in the Prospectus.


          6. Invest in warrants other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase, and other than the investment of no more than 15% of the value of its net assets in warrants valued at the lower of cost or market (of which not more than 5% of the Fund's net assets may be invested in warrants not listed on the New York or American Stock Exchange).

          7. Make loans, provided that this policy does not prohibit the Fund from (1) making loans of its portfolio securities, (2) purchasing notes, bonds or other evidences of indebtedness or making deposits with banks and other financial institutions, and (3) entering into repurchase agreements.

          8. Purchase or sell real estate, or real estate mortgage loans provided, however, that the Fund may invest not more than 5% of its total assets in marketable securities of real estate investment trusts.

          9. Deal in commodities or commodities contracts.

          10. Purchase or retain securities of any issuer if any of its officers and trustees, or any of the officers and directors of the Manager (as hereinafter defined) or Distributor (as hereinafter defined), own individually beneficially more than 0.5% of the outstanding securities of such issuer, or if all of those persons together own more than 5% of that issuer's securities.

          11. Invest more than 5% of the value of its total assets in securities of any company (including its predecessors) that has not been in business for at least three consecutive years.

          12. Issue any securities which are senior to shares of the Fund.

          13. Underwrite securities of other issuers.

          14. Acquire securities of any other investment company, if as a result of such acquisition, the Fund would own in the aggregate: (i) more than 3% of the voting stock of such investment company; (ii) securities of such investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities of such investment company and of any other investment companies (but excluding treasury stock of those funds) having an aggregate value in excess of 10% of the total assets of the Fund. However, none of these limitations is applicable to a security received as a dividend or as a result of an offer of exchange, a merger or plan of reorganization.

     The percentage limitations on investments which are set forth herein are applied at the time an investment is made. No violation of the percentage limitation will occur unless the limitation is exceeded immediately after an investment is made and as a result thereof.

     -- OPERATIONAL POLICIES.

     The following restrictions are operational investment policies of the Fund. While these operating investment policies are not fundamental policies and do not require shareholder approval to be changed and may be changed by the Board of Trustees, the Fund has, as a matter of policy, agreed not to change these policies without prior notice to its shareholders. These operating policies provide that the Fund may not:

          A. Invest in any issuer for the purpose of exercising control or management of that issuer, unless approved by the Fund's Board of Trustees.

          B. Invest any part of its total assets in interests in oil, gas, or other mineral exploration or development programs, although it may invest in securities of companies which invest in or sponsor such programs. The Fund may not invest in oil, gas or other mineral leases.

          C. Invest more than 5% of the value of the Fund's assets in warrants, valued at the lower of cost or market. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value.


          D. For purposes of Fundamental Investment Restriction No. 1 described above, the Fund's policy with respect to concentration of investments shall be interpreted as prohibiting the Fund from making an investment in the securities of any one issuer or group of issuers in the same industry if, upon making the proposed investment, 25% or more of the value of its (total) assets would be invested in such industry.


     | | ILLIQUID SECURITIES. As a non-fundamental policy, the Fund may not invest more than 15% of the value of the Fund's net assets in Illiquid Securities. An additional operational policy of the Fund provides that certain "restricted securities," as defined in the section entitled "Illiquid Securities" in the prospectus, may be excluded from the Fund's 15% limitation on investments in Illiquid Securities. Rule 144A under the Securities Act of 1933, as amended, permits certain resales of unregistered securities (i.e., restricted securities) provided that such securities have been determined to be eligible for resale under the provisions of Rule 144A. The Fund's Board of Trustees has adopted guidelines and procedures to be utilized by the investment adviser for determining the liquidity of such Rule 144A securities and for monitoring the investment adviser's implementation of the guidelines and procedures. Such determination will be based upon all relevant factors including, among other things: (1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of marketplace trades, including, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer.

HOW THE FUND IS MANAGED

ORGANIZATION AND HISTORY. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Trustees. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding shares of the Fund valued at $25,000 or more or holding at least 1% of the Fund's outstanding shares, whichever is less, stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense, or the Trustees may take such other action as set forth under Section 16(c) of the Investment Company Act.

     Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class and entitles the holder to one vote per share (and a fractional vote for a fractional share) on matters submitted to their vote at shareholders' meetings. Shareholders of the Fund vote together in the aggregate on certain matters at shareholders' meetings, such as the election of Trustees and ratification of appointment of auditors for the Fund. Shareholders of a particular series or class vote separately on proposals which affect that series or class, and shareholders of a series or class which is not affected by that matter are not entitled to vote on the proposal.

     The Trustees are authorized to create new series and classes of series. The Trustees may reclassify unissued shares of the Fund or its series or classes into additional series or classes of shares. The Trustees may also divide or combine the shares of a class into a greater or lesser number of shares without thereby changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy.

     The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances, the risk of a Fund shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations described above. Any person doing business with the Trust, and any shareholder of the Trust, agrees under the Trust's Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand which may arise out of any dealings with the Trust, and the Trustees shall have no personal liability to any such person, to the extent permitted by law.


     The Fund is currently the only series of a business trust organized under the laws of the Commonwealth of Massachusetts in 1986. From 1990 through April 30, 1993, the Fund's name was Rochester Convertible Fund, at which time the name of the trust was changed to Rochester Fund Series and the name of the Fund was changed to The Bond Fund For Growth. On March 8, 1996, the name of the trust was changed to Bond Fund Series and the name of the Fund was changed to Oppenheimer Bond Fund for Growth.

TRUSTEES AND OFFICERS OF THE FUND. The Fund's Trustees and officers, one of which is the Fund's portfolio manager, are listed below, together with principal occupations and business affiliations during the past five years. The address of each is Two World Trade Center, New York, New York 10048, except as noted. All of the trustees are also trustees of Rochester Fund Municipals and Rochester Portfolio Series--Limited Term New York Municipal Fund. With the exception of Mr. Cannon, all of the trustees are also trustees or directors of Oppenheimer Quest Growth & Income Value Fund, Oppenheimer Quest Officers Value Fund, Oppenheimer Quest Opportunity Value Fund, Oppenheimer Quest Small Cap Fund, Oppenheimer Quest Value Fund, Inc., and Oppenheimer Quest Global Value Fund, Inc. Ms. Macaskill (in her capacity as President), Messrs. Donohue, Bowen, Zack, Bishop and Farrar, respectively, hold the same offices with the New York-based Oppenheimer Funds as with the Fund. As of February 16, 1996 the trustees and officers of the Fund as a group owned less than 1% of the outstanding shares of the then outstanding Class A Shares and Class B Shares of the Fund. As of that date the trustees and officers of the Fund as a group owned beneficially and of record 21% of the Fund's then outstanding Class Y Shares (which have since been redesignated as Class A Shares).

BRIDGET A. MACASKILL, CHAIRMAN OF THE BOARD OF TRUSTEES AND PRESIDENT*; AGE: 47. Chairman of the Board, President and Trustee of the Fund, Rochester Fund Municipals and Rochester Portfolio Series-Limited Term New York Municipal Fund, January 5, 1996 - present; President, Chief Executive Officer and a Director of the Manager; formerly an Executive Vice President of the Manager; President and a Director of Oppenheimer Acquisition Corp. and HarbourView Asset Management Corporation, ("HarbourView"); a Director of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; Chairman and a Director of the Transfer Agent; all of which are subsidiaries of the Manager; President and a Trustee of the New York-based Oppenheimer funds.

--------


* A Trustee who is an "interested person" as defined in the Investment Company Act.

JOHN CANNON, TRUSTEE; AGE 66
620 Sentry Parkway West, Suite 220, Blue Bell, Pennsylvania 19422
Consultant; Chairman and Treasurer, CDC Associates, Inc., registered investment adviser, 1993-February, 1996; prior thereto, President, AMA Investment Advisers, Inc., a mutual fund investment adviser, 1976-1991; Senior Vice President AMA Investment Advisers, Inc., 1991-1993; Director, Neuberger & Berman Income Managers Trust, Neuberger & Berman Income Funds and Neuberger & Berman Income Trust, 1995-present; Trustee of Rochester Fund Municipals and Rochester Portfolio Series-Limited Term New York Municipal Fund.

PAUL Y. CLINTON, TRUSTEE; AGE: 65
946 Morris Avenue, Bryn Mawr, Pennsylvania 19010
Principal of Clinton Management Associates, a financial and venture capital consulting firm; formerly, Director, External Affairs, Kravco Corporation, a national real estate owner and property management corporation; formerly President of Essex Management Corporation, a management consulting company; Trustee of Capital Cash Management and Prime Cash Fund, each of which is a money-market fund; Director of Oppenheimer Quest Value Fund, Inc.,
Oppenheimer Quest Global Value Fund, Inc. and Quest Cash Reserves, Inc. and Trustee of Quest For Value Accumulation Trust, all of which are open-end investment companies. Formerly a general partner of Capital Growth Fund, a venture capital partnership; formerly a general partner of Essex Limited Partnership, an investment partnership; formerly President of Geneve Corp., a venture capital fund; formerly Chairman of Woodland Capital Corp., a small business investment company; formerly Vice President of W.R. Grace & Co.; Trustee of Rochester Fund Municipals and Rochester Portfolio Series-Limited Term New York Municipal Fund.

THOMAS W, COURTNEY, TRUSTEE; AGE: 62
P.O. Box 580, Sewickley, Pennsylvania 15143
Principal of Courtney Associates, Inc., a venture capital firm; former General Partner of Trivest Venture Fund, a private venture capital fund; former President of Investment Counseling, Federated Investors, Inc.; Trustee of Cash Assets Trust, a money market fund; Director of Quest Cash Reserves, Inc., Oppenheimer Quest Value Fund, Inc. and Oppenheimer Quest Global Value Fund, Inc. and Trustee of Quest for Value Accumulation Trust, all of which are open-end investment companies; former President of Boston Company Institutional Investors; Trustee of Hawaiian Tax-Free Trust and Tax-Free Trust of Arizona, tax-exempt bond funds; Director of several privately owned corporations; former Director of Financial Analysts Federation; Trustee of Rochester Fund Municipals and Rochester Portfolio Series-Limited Term New York Municipal Fund.


LACY B. HERRMANN, TRUSTEE; AGE: 66
380 Madison Avenue, Suite 2300, New York, New York 10017
President and Chairman of the Board of Aquila Management Corporation, the sponsoring organization and Administrator and/or Sub-Adviser to the following open-end investment companies, and Chairman of the Board of Trustees and President of each: Churchill Cash Reserves Trust, Short Term Asset Reserves, Pacific Capital Cash Assets Trust, Pacific Capital U.S. Treasuries Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Prime Cash Fund, Narragansett Insured Tax-Free Income Fund, Tax-Free Fund For Utah, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund of Colorado, Tax-Free Trust of Oregon, Tax-Free Trust of Arizona, Hawaiian Tax-Free Trust, and

Aquila Rocky Mountain Equity Fund; Vice President, Director, Secretary, and formerly Treasurer of Aquila Distributors, Inc., distributor of the above funds; President and Chairman of the Board of Trustees of Capital Cash Management Trust ("CCMT"), and an Officer and Trustee/Director of its predecessors; President and Director of STCM Management Company, Inc., sponsor and adviser to CCMT; Chairman, President and a Director of InCap Management Corporation, formerly sub-adviser and administrator of Prime Cash Fund and Short Term Asset Reserves; Director or Trustee of Quest Cash Reserves, Inc., Oppenheimer Quest Global Value Fund, Inc. and Oppenheimer Quest Value Fund, Inc. and Trustee of Quest for Value Accumulation Trust and The Saratoga Advantage Trust, each of which is an open-end investment company; Trustee of Rochester Fund Municipals and Rochester Portfolio Series-Limited Term New York Municipal Fund; Trustee of Brown University.


GEORGE LOFT, TRUSTEE; AGE: 81
51 Herrick Road, Sharon, Connecticut 06069
Private Investor; Director of Quest Cash Reserves, Inc., Oppenheimer Quest Value Fund, Inc. and Oppenheimer Quest Global Value Fund, Inc. and Trustee of Quest for Value Accumulation Trust and The Saratoga Advantage Trust, all of which are open-end investment companies, and Director of the Quest for Value Dual Purpose Fund, Inc., a closed-end investment company; Trustee of Rochester Fund Municipals and Rochester Portfolio Series-Limited Term New York Municipal Fund.

MICHAEL S. ROSEN, VICE PRESIDENT; AGE 35
350 Linden Oaks, Rochester, New York 14625
Vice President and Portfolio Manager of the Fund, 1986-present; Vice President of the Manager, January 5, 1996-present; President of the Rochester Division of the Manager, January 5, 1996-present; Vice President of Rochester Fund Municipals, 1986-January 4, 1996; Vice President of Rochester Portfolio Series - Limited Term New York Municipal Fund, 1991-January 4, 1996; Vice President of Rochester Tax Managed Fund, Inc., 1985-February, 1996; Trustee of the Fund, Rochester Fund Municipals and Rochester Portfolio Series-Limited Term New York Municipal Fund, 1993-January 4, 1996; Vice President and a Director, Fielding Management Company, Inc. 1988-present; President and a Director, Rochester
Fund Distributors, Inc. 1990-present; Vice President and a Director, Rochester Capital Advisors, Inc. 1993-present; Vice President and a Director, Rochester Fund Services, Inc. 1986-present.

ANDREW J. DONOHUE, SECRETARY; AGE: 45
Secretary of the Fund, Rochester Fund Municipals and Rochester Portfolio Series-Limited Term New York Municipal Fund, January 5, 1996-present;
Executive Vice President and General Counsel of the Manager and the Distributor; President and Director of Centennial Asset Management Corporation, an investment advisory subsidiary of the Manager ("Centennial"); an Officer of other Oppenheimer funds; formerly Senior Vice President and Associate General Counsel of the Manager and the Distributor, partner in Kraft & McManimon (a law firm), an Officer of First Investors Corporation (a broker-dealer) and First Investors Management Company, Inc. (broker-dealer and investment advisor), and a Director and an Officer of First Investors Family of Funds and First Investors Life Insurance Company.

GEORGE C. BOWEN, TREASURER; AGE: 59
3410 South Galena Street Denver, Colorado 80231
Treasurer of the Fund, Rochester Fund Municipals and Rochester Portfolio Series-Limited Term New York Municipal Fund, January 5, 1996-present; Senior Vice President and Treasurer of the Manager; Vice President and

Treasurer of the Distributor and HarbourView; Senior Vice President, Treasurer, Assistant Secretary and a Director of Centennial; Vice President, Treasurer and Secretary of the Transfer Agent and Shareholder Financial Services, Inc., ("SFSI"), a transfer agent subsidiary of the Manager; an Officer of other Oppenheimer funds.

ROBERT G. ZACK, ASSISTANT SECRETARY; AGE: 47
Assistant Secretary of the Fund, Rochester Fund Municipals and Rochester Portfolio Series-Limited Term New York Municipal Fund, January 5, 1996-present; Senior Vice President and Associate General Counsel of the Manager; Assistant Secretary of the Transfer Agent and SFSI; an Officer of other Oppenheimer funds.

ROBERT BISHOP, ASSISTANT TREASURER; AGE: 37
410 South Galena Street, Denver, Colorado 80231
Assistant Treasurer of the Fund, Rochester Fund Municipals and Rochester Portfolio Series-Limited Term New York Municipal Fund, January 5, 1996 to present; Assistant Vice President of the Adviser/Mutual Fund Accounting; an Officer of other Oppenheimer funds; previously a Fund Controller for the Manager, prior to which he was an Accountant for Yale & Seffinger, P.C., an accounting firm, and previously an Accountant and Commissions Supervisor for Stuart James Company Inc., a broker-dealer.

SCOTT FARRAR, ASSISTANT TREASURER; AGE: 30
3410 South Galena Street, Denver, Colorado 80231
Assistant Treasurer of the Fund, Rochester Fund Municipals and Rochester Portfolio Series-Limited Term New York Municipal Fund, January 5, 1996-present; Assistant Vice President of the Adviser/Mutual Fund Accounting; an
Officer of other Oppenheimer funds; previously a Fund Controller for the Manager, prior to which he was an International Mutual Fund Supervisor for Brown Brothers Harriman & Co., a bank, and previously a Senior Fund Accountant for State Street Bank & Trust Company.

ADELE CAMPBELL, ASSISTANT TREASURER; AGE 32
350 Linden Oaks, Rochester, New York 14625
Assistant Treasurer of the Fund, Rochester Fund Municipals and Rochester Portfolio Series-Limited Term New York, January 31, 1996-present and May 1, 1995-January 4, 1996; Assistant Vice President of the Manager, January 5, 1996-present; Assistant Vice President, Rochester Fund Services, Inc., January, 1994-January 1996; Assistant Manager, Fund Accounting, Rochester Fund Services, June, 1992-January, 1996; prior to that, Audit Manager, Price Waterhouse, LLP.

     -- REMUNERATION OF TRUSTEES. All officers of the Fund and Ms. Macaskill, a Trustee and President, are officers or directors of the Manager and receive no salary or fee from the Fund. The following table sets forth the aggregate compensation received by the non-interested Trustees from the Fund during the fiscal year ended December 31, 1995.

                                                       PENSION OR
                                                       RETIREMENT
                                AGGREGATE              BENEFITS             ESTIMATED             TOTAL
                                COMPENSATION           ACCRUED AS           ANNUAL                COMPENSATION
                                FROM THE               PART OF FUND         BENEFITS UPON         FROM FUND
NAME OF PERSON                  FUND(1)                EXPENSES(2)          RETIREMENT(2)         COMPLEX(3)
--------------                  ------------           ------------         -------------         -------------

John Cannon                     $2,950                 $0                   $0                    $29,400
Paul Y. Clinton .............   $    0                 $0                   $0                    $     0
Thomas W. Courtney ..........   $    0                 $0                   $0                    $     0
Lacy B. Herrmann ............   $    0                 $0                   $0                    $     0
George Loft .................   $    0                 $0                   $0                    $     0

----------


(1) During the fiscal year ended December 31, 1995, only one of the Fund's current trustees, John Cannon, served as a Trustee of the Fund. Four other trustees received compensation from funds which are now part of the fund complex.

(2) The Board of Rochester Fund Municipals has adopted a Retirement Plan for Independent Trustees of that Fund. Under the terms of the Retirement Plan, as amended and restated on October 16, 1995, an eligible Trustee (an Independent Trustee who has served as such for at least three years prior to retirement) may receive an annual benefit equal to the product of $1500 multiplied by the number of years of service as an Independent Trustee up to a maximum of nine years. The maximum annual benefit which may be paid to an eligible Trustee under the Retirement Plan is $13,500. The Retirement Plan will be effective for all eligible Trustees who have dates of retirement occurring on or after December 31, 1995. Subject to certain exceptions, retirement is mandatory at age 72 in order to qualify for the Retirement Plan. Although the Retirement Plan permits Eligible Trustees to elect early retirement at age 63, retirement benefits are not payable to Eligible Trustees who elect early retirement until age 65. The Retirement Plan provides that no Independent Trustee who is elected as a Trustee of Rochester Fund Municipals after September 30, 1995, will be eligible to receive benefits thereunder. Mr. Cannon is the only current Independent Trustee who may be eligible to receive benefits under the Retirement Plan. The estimate of annual benefits payable to Mr. Cannon under the Retirement Plan is based upon the assumption that Mr. Cannon, who was first elected as a Trustee of the Fund in 1992, will serve as an Independent Trustee of Rochester Fund Municipals for nine years.


(3) Includes compensation received during the fiscal year ended December 31, 1995, from all registered investment companies within the Fund Complex during that year which consisted of the Fund, Rochester Fund Municipals, Rochester Portfolio Series-Limited Term New York Municipal Fund, and Rochester Tax Managed Fund, Inc. On June 28, 1995, the Fund acquired all of the assets and assumed all of the liabilities of Rochester Tax Managed Fund, Inc.

-- CLASSES OF SHARES; MAJOR SHAREHOLDERS. The Fund currently offers four classes of shares of beneficial interest: Class A Shares, Class B Shares, Class C Shares and Class M Shares. The different classes of shares represent investments in the same portfolio of securities, but are subject to different expenses and are likely to have different share prices. On March 11, 1996, the Fund redesignated as Class M Shares its Class A Shares which had been outstanding prior to that date, redesignated as Class A Shares its Class Y Shares which had been outstanding prior to that date and authorized the issuance of Class C Shares. As of February 16, 1996, no person owned of record or was known by the Fund to own beneficially 5% or more of the Fund as a whole or the Fund's then outstanding Class A, Class B or Class Y Shares, except as described herein. Merrill Lynch Pierce Fenner and Smith, Inc., 4800 Deer Lake Drive, EFL 3, Jacksonville, Florida as of that date, the record owner of 21% and 36% of the Fund's Class A Shares and Class B Shares then outstanding, respectively. In addition, as of that date, the Fund's Class Y Shares then outstanding were owned both of record and beneficially as follows: George Eastman House Inc. Archive Endowment Fund Inc., 51%, Fielding Management Company, Inc. Pension Plan, 20% and Michael S. Rosen, 21%. Mr. Rosen is an officer of the Fund.


THE MANAGER AND ITS AFFILIATES. The Manager is wholly-owned by Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is also owned in part by certain of the Manager's directors and officers, some of whom serve as officers of the Fund and one of whom (Ms. Macaskill) serves as a Trustee of the Fund.

     The Manager and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced by the Manager.


-- THE INVESTMENT ADVISORY AGREEMENT. The Investment Advisory Agreement between the Manager and the Fund which was entered into on January 4, 1996 ("Advisory Agreement") requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for continuous public sale of shares of the Fund. For these services, the Manager will receive from the Fund an annual fee, computed and payable monthly as a percentage of average daily net assets, as follows: average daily net assets up to $50 million, 0.625%; average daily net assets on the next $250 million, 0.50%; and average daily net assets in excess of $300 million, 0.4375%.


     Expenses not expressly assumed by the Manager under the Advisory Agreement or by the Distributor are paid by the Fund. The Advisory Agreement lists examples of expenses paid by the Fund, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs, and non-recurring expenses, including litigation. For the Fund's fiscal years ended December 31, 1993, 1994 and 1995, the management fees paid by the Fund to its previous investment adviser, Fielding Management Company, Inc. were $225,722, $596,082 and $1,030,091 respectively.

     The Advisory Agreement contains no expense limitation. However, independently of the Agreement, the Manager has voluntarily undertaken that the total expenses of the Fund in any fiscal year (exclusive of taxes, interest, brokerage commissions, and any extraordinary non-recurring expenses, such as litigation costs) shall not exceed the most stringent state regulatory limitation on Fund expenses applicable to the Fund. The payment of the management fee will be reduced so that at no time will there be any accrued but unpaid liability under the above expense limitation. The Manager reserves the right to amend or terminate this expense limitation at any time.

     The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties thereunder, the Manager shall not be liable for any loss sustained by reason of good faith errors or omissions on its part with respect to any matters to which the Advisory Agreement relates. The Agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser. If the Manager shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Oppenheimer" as part of its name may be withdrawn.


-- THE DISTRIBUTOR. Under its General Distributor's Agreement with the Fund, which was entered into on January 4, 1996, OppenheimerFunds Distributor, Inc. (the "Distributor") acts as the Fund's principal underwriter in the continuous public offering of the Fund's Class A, Class B, Class C and Class M Shares, but is not obligated to sell a specific number of shares. Expenses normally attributable to sales (other than those paid under the Distribution and Service Plans, but including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders) are borne by the Distributor. During the Fund's fiscal years ended December 31, 1993, 1994 and 1995, the aggregate amount of sales charge on sales of the Fund's then outstanding Class A Shares (which have since been redesignated as Class M Shares) was $1,625,106, $1,699,143 and $2,744,786 respectively, of which
Rochester Fund Distributors, Inc., the Fund's previous principal underwriter, retained $148,714, $171,428 and $227,846 in those respective years. The Fund's Class Y Shares, which were offered to the public commencing on May 2, 1995, were offered only to certain classes of investors and without sales charge until the redesignation of that class of shares as Class A Shares on March 11, 1996. Class C Shares (as currently offered) were not offered during those periods and, thus, no contingent deferred sales charges were collected by the Fund's previous distributor. Class B Shares were offered to the public commencing on May 2, 1995. During the period from May 2, 1995 through December 31, 1995, the contingent deferred sales charge collected by Rochester Fund Distributors, Inc. on the redemption of Class B Shares totalled $5,001. For additional information about distribution of the Fund's shares and the payments made by the Fund to the Distributor in connection with such activities, please refer to "Distribution and Service Plans," below.

-- THE TRANSFER AGENT. OppenheimerFunds Services, a division of the Manager, serves as the Fund's Transfer Agent pursuant to a Service Contract dated March 8, 1996. The Transfer Agent is responsible for maintaining shareholder accounting records, and for shareholder servicing and administrative functions. The Transfer Agent is compensated on the basis of a fixed fee per account and percentage of the Fund's average daily net assets. The compensation paid by the Fund for such services under a comparable arrangement with Rochester Fund Services, Inc., the Fund's previous shareholder services agent, for the fiscal years ending December 31, 1993, 1994 and 1995 was $61,641, $165,127, and
$307,960, respectively.

BROKERAGE POLICIES OF THE FUND

BROKERAGE PROVISIONS OF THE INVESTMENT ADVISORY AGREEMENT. One of the duties of the Manager under the Advisory Agreement is to arrange the portfolio transactions for the Fund. The Advisory Agreement contains provisions relating to the employment of broker-dealers ("brokers") to effect the Fund's portfolio transactions. In doing so, the Manager is authorized by the Advisory Agreement to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Manager need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees.

     Under the Advisory Agreement, the Manager is authorized to select brokers that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than that which would have been charged by another qualified broker if a good faith determination is made by the Manager that the commission is fair and reasonable in relation to the services provided. Subject to the foregoing considerations, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates as a factor in the selection of brokers for the Fund's portfolio transactions.

DESCRIPTION OF BROKERAGE PRACTICES FOLLOWED BY THE MANAGER. Subject to the provisions of the Advisory Agreement and the procedures and rules described above, allocations of brokerage are generally made by the Manager's portfolio traders based upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage, also subject to the provisions of the Advisory Agreement and the procedures and rules described above. In either case, brokerage is allocated under the supervision of the Manager's executive officers. Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. As stated in the prospectus, the portfolio securities of the Fund are generally traded on a net basis and, as such, do not involve the payment of brokerage commissions. It is the policy of the Manager to obtain the best net results in conducting portfolio transactions for the Fund, taking into account such factors as price (including the applicable dealer spread) and the firm's general execution capabilities. Where more than one dealer is able to provide the most competitive price, both the sale of Fund shares and the receipt of research may be taken into consideration as factors in the selection of dealers to execute portfolio transactions for the Fund. The transaction costs associated with such transactions consist primarily of the payment of dealer and underwriter spreads. Brokerage commissions are paid primarily for effecting transactions in listed securities and or for certain fixed-income agency transactions, in the secondary market, otherwise only if it appears likely that a better price or execution can be obtained. When the Fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transaction in the securities to which the option relates. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates are combined. The transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

     The research services provided by a particular broker may be useful in one or more of the advisory accounts of the Manager and its affiliates. The research services provided by brokers broaden the scope and supplement the research activities of the Manager, by making available additional views for consideration and comparisons. The Board of Trustees, including the "independent" Trustees of the Fund (those Trustees of the Fund who are not "interested persons" as defined in the Investment Company Act, and who have no direct or indirect financial interest in the operation of the Advisory Agreement or the Distribution Plans described below) annually reviews information furnished by the Manager as to the commissions paid to brokers furnishing such services so that the Board may ascertain whether the amount of such commissions was reasonably related to the value or benefit of such services. Total brokerage commissions paid by the Fund (not including any spreads or concessions on principal transactions on a net trade basis) for the fiscal years ended December 31, 1993, 1994 and 1995 were approximately $19,847, $44,872 and $86,680 respectively.


     A change in securities held by the Fund is known as "portfolio turnover". The Fund's options hedging and income strategies may increase the portfolio turnover of the Fund. Therefore, the portfolio turnover of the Fund may be higher than other investment companies not utilizing such options trading techniques. As portfolio turnover increases, the Fund can be expected to incur brokerage commission expenses and transaction costs which will be borne by the Fund. In any particular year, however, market conditions could result in portfolio activity at a greater or lesser rate than anticipated. For the fiscal years ended December 31, 1993, 1994, and 1995 the Fund's portfolio turnover rates were and 88.66%, 52.82% and 57.51% respectively.


PERFORMANCE OF THE FUND


YIELD AND TOTAL RETURN INFORMATION. As described in the Prospectus, from time to time the "standardized yield," "dividend yield," "average annual total return," "cumulative total return," "average annual total return at net asset value" and "total return at net asset value" of an investment in a class of shares of the Fund may be advertised. An explanation of how these total returns are calculated for each class and the components of those calculations is set forth below. The Fund currently offers four classes of shares of beneficial interest: Class A Shares, Class B Shares, Class C Shares and Class M Shares. The different classes of shares represent investments in the same portfolio of securities, but are subject to different expenses and are likely to have different share prices. On March 11, 1996, the Fund redesignated as "Class M Shares" its Class A Shares which had been outstanding prior to that date, redesignated as "Class A Shares" its Class Y Shares which had been outstanding prior to that date and authorized the issuance of a new class of shares (Class C Shares). Class B Shares were first publicly offered on May 2, 1995. No performance information is presented below for Class C Shares because no shares of that class were issued during the fiscal year ended

December 31, 1995.

     The Fund's advertisements of its performance data with respect to any class must, under applicable rules of the Securities and Exchange Commission, include the average annual total returns for that class of shares of the Fund for the 1, 5, and 10-year periods (or the life of the class, if less) ending as of the most recently-ended calendar quarter prior to the publication of the advertisement. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its returns and share prices are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Returns for any given past period are not a prediction or representation by the Fund of future returns. The returns of each class of shares of the Fund are affected by portfolio quality, the type of investments the Fund holds and its operating expenses allocated to the particular class.

| | STANDARDIZED YIELDS

     | | YIELD. The Fund's "yield" (referred to as "standardized yield") for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the Securities and Exchange Commission that apply to all funds that quote yields:

                                        a-b
              Standardized Yield = 2[ (----- + 1)(superior6) - 1]
                                         cd
     The symbols above represent the following factors:


          a  = dividends and interest earned during the 30-day period.

          b = expenses accrued for the period (net of any expense reimbursements).

          c = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.

          d = the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.


The standardized yield of a class of shares for a 30-day period may differ from its yield for any other period. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield" of that class, described below. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ. For the 30-day period ended December 31, 1995, the standardized yields for the Fund's then outstanding Class A, Class B and Class Y Shares were 5.29%, 5.29% and 5.97%, respectively. The Fund's then outstanding Class A Shares have been redesignated as Class M Shares and its then outstanding Class Y Shares have been redesignated as Class A Shares. No standardized yields are presented for Class C Shares because no shares of that class were issued during the fiscal year ended December 31, 1995.

     | | DIVIDEND YIELD AND DISTRIBUTION RETURN. From time to time the Fund may quote a "dividend yield" or a "distribution return" for each class. Dividend yield is based on the dividends paid on shares of a class from dividends derived from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions for that class declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share of that class on the last day of the period. When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:

                             Dividends of the Class
Dividend Yield of the Class = (divided by) Number of days (accrual period) x 365
             Max. Offering Price of the Class (last day of period)


     The maximum offering price for Class A Shares and Class M Shares includes the maximum front-end sales charge. For Class B or Class C Shares, the maximum offering price is the net asset value per share, without considering the effect of contingent deferred sales charges.


-- TOTAL RETURN INFORMATION

     | | AVERAGE ANNUAL TOTAL RETURNS. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

                    ( EVR )(superior 1/n)
                    (-----) -1 = Average Annual Total Return
                    (  P  )

     | | CUMULATIVE TOTAL RETURNS. The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

                             ERV-P
                           --------- = Total Return
                                P

     In calculating total returns for Class A Shares and Class M Shares, the current maximum sales charges of 5.75% and 3.25%, respectively (as a percentage of the offering price) are deducted from the initial investment ("P") (unless the return is shown at net asset value, as described below).

For Class B shares, payment of a contingent deferred sales charge of 5.0% for the first year, 4.0% for the second year, 3.0% for the third year, 3.0% for the fourth year, 2.0% for the fifth year and 1.0% for the sixth year, and none thereafter, is applied, as described in the Prospectus. For Class C Shares, the payment of the 1% contingent deferred sales charge for the first 12 months is applied as described in the Prospectus. Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period. The "average annual total returns" on an investment in the then outstanding Class A Shares of the Fund (which have now been redesignated as Class M Shares) for the one and five year periods ended December 31, 1995 and for the period from June 3, 1986 through December 31, 1995, were 21.90%, 19.77% and 9.97% respectively. The cumulative "total return" on Class A Shares (which have now been redesignated as Class M Shares) for the period from June 3, 1986 through December 31, 1995 was 148.34%. The cumulative total returns on Class B Shares and Class Y Shares for the period from May 1, 1995 through December 31, 1995 were 11.59% and 15.42%, respectively. The Fund's Class Y Shares were redesignated as Class A Shares on March 11, 1996.

     -- TOTAL RETURNS AT NET ASSET VALUE. From time to time the Fund may also quote an average annual total return at net asset value or a cumulative total return at net asset value for Class A, Class B, Class C or Class M Shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The cumulative total return at net asset value of the Fund's Class A Shares (which have been redesignated as Class M Shares) for the one year period ended December 31, 1995 and the period from June 3, 1986 through December 31, 1995 was 26.00% and 156.78%, respectively. The cumulative total returns at net asset value for Class B Shares and Class Y Shares for the period from May 1, 1995 through December 31, 1995 were 15.09% and 15.42% respectively. The Fund's Class Y Shares were redesignated as Class A Shares on March 11, 1996.

     Total return information may be useful to investors in reviewing the performance of the Fund's Class A, Class B, Class C or Class M Shares. However, when comparing total return of an investment in Class A, Class B, Class C or Class M Shares of the Fund with that of other alternatives, investors should understand that as the Fund invests in high yield securities, its shares are subject to greater market risks than shares of funds having other investment objectives and that the Fund is designed for investors who are willing to accept greater risk of loss in the hopes of realizing greater gains.


OTHER PERFORMANCE COMPARISONS. From time to time the Fund may publish the ranking of its Class A, Class B, Class C or Class M Shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. The performance of the Fund's classes are ranked against
(i) all other funds (excluding money market funds), (ii) all other high current yield or fixed income funds and (iii) all other such funds in a specific size category. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration.

     From time to time the Fund may publish the ranking of the performance of its Class A, Class

B, Class C or Class M Shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Fund, monthly in broad investment categories (equity, taxable bond, municipal bond and hybrid) based on risk-adjusted investment return. Investment return measures a fund's three, five and ten-year average annual total returns (when available) in excess of 90-day U.S. Treasury bill returns after considering sales charges and expenses. Risk reflects fund performance below 90-day U.S. Treasury bill monthly returns. Risk and return are combined to produce star rankings reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10%), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). Morningstar ranks the Class A, Class B, Class C and Class M Shares of the Fund in relation to other rated high yield funds. Rankings are subject to change.


     The total return on an investment in the Fund's Class A, Class B, Class C or Class M Shares may be compared with performance for the same period of comparable indices, including but not limited to The First Boston Convertible Securities Index and the Goldman Sachs 100 Convertible Index. Both indices serve as a standard of comparison and measurement of market opportunities for convertible funds and illustrates the unique and dynamic characteristics of the convertible securities market. The First Boston Convertible Securities index is calculated at each month end. The Goldman Sachs 100 Convertible Index is comprised of 100 convertible securities. Index performance does not reflect any commissions or expenses that would be incurred if an investor individually purchased or sold the securities represented in an Index.


     Investors may also wish to compare the return on the Fund's Class A, Class B, Class C or Class M Shares to the returns on fixed income investments available from banks and thrift institutions, such as certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return, and Treasury bills are guaranteed as to principal and interest by the U.S. government.


     From time to time, the Fund's Manager may publish rankings or ratings of the Manager (or Transfer Agent) or the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder/investor services by third parties may compare the OppenheimerFunds' services to those of other mutual fund families selected by the rating or ranking services and may be based upon the opinions of the rating or ranking service itself, based on its research or judgment, or based upon surveys of investors, brokers, shareholders or others.


     The performance of the Fund's Class A, Class B, Class C or Class M Shares may also be compared in publications to (i) the performance of various market indices or to other investments for which reliable performance data is available, and (ii) to averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

DISTRIBUTION AND SERVICE PLANS


     The Fund has adopted a Service Plan for Class A Shares and Distribution and Service Plans for Class B Shares, Class C Shares and Class M Shares under Rule 12b-1 of the Investment Company Act, pursuant to which the Fund makes payment to the Distributor in connection with the distribution and/or servicing of shares of that class as described in the Prospectus (collectively, the "Plans"). Each Plan is described in detail in the Prospectus. Each Plan has been approved by a vote of (i) the Board of Trustees of the Fund, including a majority of the "Independent Trustees", cast in person at a meeting called for the purpose of voting on that Plan, and (ii) the holders of a "majority" (as defined in the Investment Company Act) of the shares of each class. For the Distribution and Service Plan for Class C Shares, that vote was cast by the Manager as the sole initial holder of Class C Shares of the Fund. The fee structure of each of the Plans which became effective on January 4, 1996 (Class A Shares, Class B Shares and Class M Shares) is identical to the fee structure of the Distribution Plan for each class of shares as in effect prior to that time. Prior to March 11, 1996, the Fund's Class M Shares had been designated as its Class A Shares and its Class A Shares had been designated as Class Y Shares. Class C Shares were initially offered on March 11, 1996. The Class C Plan was not in effect during the fiscal year ended December 31, 1995.


     In addition, under the Plans, the Manager and the Distributor, in their sole discretion, from time to time, may use their own resources (which, in the case of the Manager, may include profits from the advisory fee it receives from the Fund), to make payments to brokers, dealers or other financial institutions (each is referred to as a "Recipient" under the Plans) for distribution and administrative services they perform, at no cost to the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make to Recipients from their own resources.


     Unless terminated as described below, each Plan continues in effect from year to year but only as long as such continuance is specifically approved at least annually by the Fund's Board of Trustees, including the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on such continuance. Each Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class. No Plan may be amended to increase materially the amount of payments to be made unless such amendment is approved by the class affected by the amendment. In addition, because Class B Shares of the Fund automatically convert into Class A Shares after six years, the Fund is required to obtain the approval of Class B as well as Class A shareholders for a proposed amendment to the Class A Plan that would materially increase the amount to be paid by Class A shareholders under the Class A Plan. Such approval must be by a "majority" (as defined in the Investment Company Act), of the Class A and Class B Shares voting separately by class. All material amendments must be approved by the Board and the Independent Trustees.


     While the Plans are in effect, the Treasurer of the Fund shall provide separate written reports to the Fund's Board of Trustees at least quarterly for its review, detailing the amount of all payments made pursuant to each Plan, the identity of each Recipient that received any such payment, and the purpose of the payments. The report for the Class B and Class C Plans shall also include the distribution costs of that quarter, and such costs for previous fiscal period that have been carried forward, as explained in the Prospectus and below. Those reports will be subject to the review and approval of the Independent Trustees in the exercise of their fiduciary duty. Each Plan further provides that while it is in effect, the selection or replacement and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision as to any such selection or nomination is approved by a majority of such Independent Trustees.

     Under the Plans, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers, did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Fund's Independent Trustees. [Initially the Board of Trustees has set the fees at the maximum rate and set no minimum amount of the assets.]


     For the fiscal year ended December 31, 1995, payments under the then existing Class A Plan totalled $1,324,659, consisting of $445,207 paid as service fees and $869,542 paid as an asset-based sales charge. Of the total amount of service fees paid, $433,379 was paid to recipients and $21,828 was retained by Rochester Fund Distributors, Inc., the Fund's previous distributor, for its services in maintaining shareholder accounts. Expenditures under the asset-based sales charge were made as follows: advertising, $8,734; printing and mailing prospectuses, $293,665 compensation to sales personnel, $134,278 and compensation to dealers, $432,775. Any unreimbursed expenses incurred with respect to Class A Shares for any fiscal quarter by the Distributor may not be recovered under the Class A Plan in subsequent fiscal quarters. Effective as of March 11, 1996, the Class A Plan was redesignated as Plan for Class M Shares.

     For the fiscal year ended December 31, 1995, payments under the Class B Plan totaled $92,392, all of which was paid to Rochester Fund Distributors, Inc., the Fund's previous distributor as compensation. No amounts were paid by Rochester Fund Distributors, Inc. to Recipients as reimbursement for expenses incurred by them for services in maintaining shareholder accounts under the Class B Plan.

     For the fiscal year ended December 31, 1995, payments under the Class Y Plan totaled $3,302, all of which was retained by Rochester Fund Distributors, Inc., for its services in maintaining shareholder accounts. Any unreimbursed expenses incurred with respect to Class Y Shares for any fiscal quarter by the Distributor may not be recovered under the Class Y Plan in subsequent fiscal quarters. Effective as of March 11, 1996, the Class Y Plan was redesignated as a Plan for Class A Shares.

     The Class B Plan and the Class C Plan allow the service fee payment to be paid by the Distributor to Recipients in advance for the first year such shares are outstanding, and thereafter on a quarterly basis, as described in the Prospectus. The advance payment is based on the net asset valued Class B and Class C Shares sold. An exchange of shares does not entitle the Recipient to an advance service fee payment. In the event Class B or Class C Shares are redeemed during the first year that the shares are outstanding, the Recipient will be obligated to repay a pro rata portion of the advance payment for those shares to the Distributor.


     Although the Class B and Class C Plans permit the Distributor to retain both the asset-based sales charges and the service fees on such shares, or to pay Recipients the service fee on a quarterly basis, without payment in advance, the Distributor presently intends to pay the service fee to Recipients in the manner described above. A minimum holding period may be established from time to time under the Class B Plan and the Class C Plan by the Board. Initially, the Board has set no minimum holding period. All payments under the Class B Plan and the Class C Plan are subject to the limitations imposed by the Rules of Fair Practice of the National Association of Securities Dealers, Inc., on payments of asset-based sales charges and service fees.


     Asset-based sales charge payments are designed to permit an investor to purchase shares of the Fund without the assessment of a front-end sales load and at the same time permit the Distributor to compensate brokers and dealers in connection with the sale of Class B and Class C Shares of the Fund. The Distributor's actual distribution expenses for any given year may exceed the aggregate of payments received pursuant to the Class B Plan and Class C Plan and from contingent deferred sales charges, and such expenses will be carried forward and paid in future years. The Fund will be charged only for interest expenses, carrying charges or other financial costs that are directly related to the carry-forward of actual distribution expenses. For example, if the Distributor incurred distribution expenses of $4 million in a given fiscal year, of which $2,000,000 was recovered in the form of contingent deferred sales charges paid by investors and $1,600,000 was reimbursed in the form of payments made by the Fund to the Distributor under the Class B Plan, the balance of $400,000 (plus interest) would be subject to recovery in future fiscal years from such sources.


     The Class B and Class C Plans provide for the distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund during that period. Such payments are made in recognition that the Distributor (i) pays sales commissions to authorized brokers and dealers at the time of sale and pays service fees as described in the Prospectus, (ii) may finance such commissions and/or the advance of the service fee payment to Recipients under those Plans, or may provide such financing from its own resources, or from an affiliate, (iii) employs personnel to support distribution of shares, and (iv) may bear the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders), state "blue sky" registration fees and certain other distribution expenses.

ABOUT YOUR ACCOUNT

HOW TO BUY SHARES

ALTERNATIVE SALES ARRANGEMENTS - CLASS A, CLASS B, CLASS C AND CLASS M SHARES. The availability of four classes of shares permits an investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares than another.

     The four classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B, Class C and Class M Shares and the dividends payable on Class B, Class

C and Class M Shares will be reduced by incremental expenses borne by those classes, including the asset-based sales charge to which Class B, Class C and Class M Shares are subject.


     The conversion of Class B Shares to Class A Shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B Shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B Shares would occur while such suspension remained in effect. Although Class B Shares could then be exchanged for Class A Shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B Shares might continue to be subject to the asset-based sales charge for longer than six years.


     The methodology for calculating the net asset value, dividends and distributions of the Fund's Class A, Class B, Class C and Class M Shares recognizes two types of expenses. General expenses that do not pertain specifically to any class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Fund's total assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, (iv) fees to unaffiliated Trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (i) Distribution and/or Service Plan fees, (ii) incremental transfer and shareholder servicing agent fees and expenses, (iii) registration fees and (iv) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.

DETERMINATION OF NET ASSET VALUE PER SHARE. The net asset values per share of Class A, Class B, Class C and Class M Shares of the Fund are determined as of the close of business of The New York Stock Exchange on each day that the Exchange is open, by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days (for example, in case of weather emergencies or on days falling before a holiday). The Exchange's most recent annual holiday schedule (which is subject to change) states that it will close on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days. Trading may occur in debt securities and in foreign securities when the Exchange is closed (including weekends and holidays). Because the Fund's net asset values will not be calculated on those days, the Fund's net asset value per share may be significantly affected on such days when shareholders may not purchase or redeem shares.

     The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities, generally as follows: (i) equity securities traded on a securities exchange or on the Nasdaq National Market System ("Nasdaq") are valued at the last reported sale prices on their primary exchange or Nasdaq that day (or, in the absence of sales that day, at values based on the last sale prices of the preceding trading day, or closing bid and asked prices); (ii) securities actively traded on a foreign securities exchange are valued at the last sales price available to the pricing service approved by the Fund's Board of Trustees or to the Manager as reported by the principal exchange on which the security is traded; (iii) unlisted foreign securities or listed foreign securities not actively traded are valued as in (i) above, if available, or at the mean between "bid" and "asked" prices obtained from active market makers in the security on the basis of reasonable inquiry; (iv) long-term debt securities having a remaining maturity in excess of 60 days are valued at the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained from active market makers in the security on the basis of reasonable inquiry; (v) debt instruments having a maturity of more than one year when issued, and non-money market type instruments having a maturity of one year or less when issued, which have a remaining maturity of 60 days or less are valued at the mean between "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained from active market makers in the security on the basis of reasonable inquiry; (vi) money market-type debt securities having a maturity of less than one year when issued that having a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts; and (vii) securities (including restricted securities) not having readily-available market quotations are valued at fair value under the Board's procedures.

     Trading in securities on European and Asian exchanges and over-the-counter markets is normally completed before the close of the Exchange. Events affecting the values of foreign securities traded in such markets that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Fund's calculation of its net asset value unless the Board of Trustees or the Manager, under procedures established by the Board, determines that the particular event would materially affect the Fund's net asset values, in which case an adjustment would be made. Foreign currency will be valued as close to the time fixed for the valuation date as is reasonably practicable. The values of securities denominated in foreign currency will be converted to U.S. dollars at the prevailing rates of exchange at the time of valuation. In the case of U.S. government and foreign securities and corporate bonds, where last sale information is not generally available, such pricing procedures may include "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity and other special factors involved. The Trustees will monitor the accuracy of pricing services by comparing prices used for portfolio evaluation to actual sales prices of selected securities.


     Puts and calls held by the Fund are valued at the last sales price on the principal exchange on which they are traded, or on Nasdaq, as applicable as determined by a pricing service approved by the Board of Directors or by the Manager, or, if there are no sales that day, in accordance with (i), above. Forward currency contracts are valued at the closing price on the London foreign exchange market as provided by a reliable bank, dealer or pricing service. When the Fund writes an option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium; if the Fund enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

ACCOUNTLINK. When shares are purchased through AccountLink, each purchase must be at least $25.00. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House transfer to buy shares. Dividends will begin to accrue on shares purchased by the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.


REDUCED SALES CHARGES. See How to Purchase Shares in the Prospectus for a description of how shares of each class are offered to the public and how the excess of public offering price over the net amount invested, if any, is allocated to authorized dealers. The Prospectus describes several special purchase plans and methods by which shares of each class may be purchased. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A Shares and Class M Shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain circumstances described in the Prospectus because the Distributor or dealer or broker incurs little or no selling expenses. The term "immediate family" refers to one's spouse, children, grandchildren, parents, grandparents, parents-in-law, brothers and sisters, sons-and daughters-in-law, siblings, a sibling's spouse and a spouse's siblings.


     -- THE OPPENHEIMER FUNDS. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and include the following:

Oppenheimer Tax-Free Bond Fund
Oppenheimer New York Tax-Exempt Fund
Oppenheimer California Tax-Exempt Fund
Oppenheimer Intermediate Tax-Exempt Fund
Oppenheimer Insured Tax-Exempt Fund
Oppenheimer Main Street California Tax-Exempt Fund
Oppenheimer Florida Tax-Exempt Fund
Oppenheimer Pennsylvania Tax-Exempt Fund
Oppenheimer New Jersey Tax-Exempt Fund
Oppenheimer Fund
Oppenheimer Discovery Fund
Oppenheimer Target Fund
Oppenheimer Growth Fund
Oppenheimer Equity Income Fund
Oppenheimer Value Stock Fund
Oppenheimer Asset Allocation Fund

Oppenheimer Total Return Fund, Inc.
Oppenheimer Main Street Income & Growth Fund
Oppenheimer High Yield Fund
Oppenheimer Champion Income Fund
Oppenheimer U.S. Government Trust
Oppenheimer Bond Fund
Oppenheimer Limited-Term Government Fund
Oppenheimer Global Fund
Oppenheimer Global Emerging Growth Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Strategic Income Fund
Oppenheimer Strategic Income & Growth Fund
Oppenheimer International Bond Fund
Oppenheimer Enterprise Fund
Oppenheimer Quest Growth & Income Value Fund
Oppenheimer Quest Officers Value Fund
Oppenheimer Quest Opportunity Value Fund
Oppenheimer Quest Small Cap Fund
Oppenheimer Quest Value Fund, Inc.
Oppenheimer Quest Global Value Fund, Inc.
Bond Fund Series--Oppenheimer Bond Fund for Growth
Rochester Fund Municipals*
Rochester Portfolio Series-Limited Term New York Municipal Fund*

and the following "Money Market Funds":


Oppenheimer Money Market Fund, Inc.
Oppenheimer Cash Reserves
Centennial Money Market Trust
Centennial Tax Exempt Trust
Centennial Government Trust
Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust
Centennial America Fund, L.P.
Daily Cash Accumulation Fund, Inc.


*Shares of the Fund are not presently exchangeable for shares of these funds except as described in "How to Exchange Shares."

     There is an initial sales charge on the purchase of Class A Shares of each of the Oppenheimer funds except Money Market Funds (under certain circumstances described herein, redemption proceeds of Money Market Fund shares may be subject to a contingent deferred sales charge).

     -- LETTERS OF INTENT. A Letter of Intent (referred to as a "Letter") is an investor's statement in writing to the Distributor of the intention to purchase Class A Shares and Class M Shares of the Fund (and Class A and Class B Shares of other Oppenheimer funds) during a 13-month period (the "Letter of Intent period"), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter. A Letter enables an investor to count the Class A and Class B Shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A Shares and Class M Shares of the Fund (and Class A Shares and Class B Shares of other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A Shares or Class M Shares. Each purchase of Class A Shares or Class M Shares under the Letter will be made at the public offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.


     In submitting a Letter, the investor makes no commitment to purchase shares, but if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases, as set forth in "Terms of Escrow," below (as those terms may be amended from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for such Letter of Intent, and if such terms are amended, as they may be from time to time by the Fund, that those amendments will apply automatically to existing Letters of Intent.

     For purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent, the Transfer Agent will not hold shares in escrow. If the intended purchase amount under the Letter entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of commissions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

     If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the applicable prospectus, the sales charges paid will be adjusted to the lower rate, but only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

     In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

     | | Terms of Escrow That Apply to Letters of Intent.

     1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

     2. If the intended purchase amount specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

     3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. Such sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If such difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

     4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.


     5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include (a) Class A Shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge, (b) Class M Shares sold with a front-end sales charge, (c) Class B Shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and (d) Class A Shares or Class B Shares acquired in exchange for either (i) Class A Shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or
(ii) Class B Shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

     6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares," and the escrow will be transferred to that other fund.

ASSET BUILDER PLANS. To establish an Asset Builder Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in "How To Sell Shares," in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use those accounts for monthly automatic purchases of shares of up to four other Oppenheimer funds.

     There is a front-end sales charge on the purchase of certain Oppenheimer funds, or a contingent deferred sales charge may apply to shares purchased by Asset Builder payments. An application should be obtained from the Distributor, completed and returned, and a prospectus of the selected fund(s) should be obtained from the Distributor or your financial advisor before initiating Asset Builder payments. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after the Transfer Agent's receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering such plans at any time without prior notice.

CANCELLATION OF PURCHASE ORDERS. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

HOW TO SELL SHARES

     Information on how to sell shares of the Fund is stated in the Prospectus. The information below supplements the terms and conditions for redemptions set forth in the Prospectus.




     -- INVOLUNTARY REDEMPTIONS. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of the shares has fallen below the stated minimum solely as a result of market fluctuations. Should the

Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, the requirements for any notice to be given to the shareholders in question (not less than 30 days), or the Board may set requirements for granting permission to the Shareholder to increase the investment, and set other terms and conditions so that the shares would not be involuntarily redeemed.


REINVESTMENT PRIVILEGE. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of (i) Class A Shares, (ii) Class B Shares or (iii) Class C Shares that were subject to the Class C contingent deferred sales charge when redeemed, or (iv) Class M Shares. The reinvestment may be made without sales charge only in Class A Shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described below, at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Distributor for that privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.


TRANSFERS OF SHARES. Shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity (whether the transfer occurs by absolute assignment, gift or bequest, not involving, directly or indirectly, a public sale). The transferred shares will remain subject to the contingent deferred sales charge, calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder. If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

DISTRIBUTIONS FROM RETIREMENT PLANS. Requests for distributions from OppenheimerFunds-sponsored IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must: (i) state the reason for the distribution; (ii) state the owner's awareness of tax penalties if the distribution is premature; and (iii) conform to the requirements of the plan and the Fund's other redemption requirements. Participants (other than self-employed persons maintaining a plan account in their own name) in OppenheimerFunds-sponsored prototype pension, profit-sharing or 401(k) plans may not directly redeem or exchange shares held for their account under those plans. The employer or plan administrator must sign the request. Distributions from pension and profit sharing plans are subject to special requirements under the Code and certain documents (available from the Transfer Agent) must be completed before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, the Trustee and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

SPECIAL ARRANGEMENTS FOR REPURCHASE OF SHARES FROM DEALERS AND BROKERS. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers. The repurchase price per share will be the net asset value next computed after the Distributor receives the order placed by the dealer or broker, except that if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes (normally, that is 4:00 P.M., but may be earlier on some days) and the order was transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.). Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt the required redemption documents in proper form, with the signature(s) of the registered owners guaranteed on the redemption document as described in the Prospectus.


AUTOMATIC WITHDRAWAL AND EXCHANGE PLANS. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record and sent to the address of record for the account (and if the address has not been changed within the prior 30 days). Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the OppenheimerFunds New Account Application or signature-guaranteed instructions. The Fund cannot guarantee receipt of a payment on the date requested and reserves the right to amend, suspend or discontinue offering such plans at any time without prior notice. Because of the sales charge assessed on Class A and Class M Share purchases, shareholders should not make regular additional Class A or Class M Share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans because of the imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in the Prospectus under "Waivers of Class B Contingent Deferred Sales Charge" or in "Waivers of Class C Contingent Deferred Sales Charge").


     By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below and in the provisions of the OppenheimerFunds Application relating to such Plans, as well as the Prospectus. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.

     -- AUTOMATIC EXCHANGE PLANS. Shareholders can authorize the Transfer Agent (on the OppenheimerFunds Application or signature-guaranteed instructions) to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

     -- AUTOMATIC WITHDRAWAL PLANS. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under withdrawal plans should not be considered as a yield or income on your investment.

     The Transfer Agent will administer the investor's Automatic Withdrawal Plan (the "Plan") as agent for the investor (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. The Transfer Agent and the Fund shall incur no liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith to administer the Plan. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

     For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

     Redemptions of shares needed to make withdrawal payments will be made at the net asset value per share determined on the redemption date. Checks or AccountLink payments of the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment (receipt of payment on the date selected cannot be guaranteed), according to the choice specified in writing by the Planholder.

     The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds to the Planholder.

     The Plan may be terminated at any time by the Planholder by writing to the Transfer Agent. A Plan may also be terminated at any time by the Transfer Agent upon receiving directions to that effect from the Fund. The Transfer Agent will also terminate a Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed from the account will be held in uncertificated form in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder or his or her executor or guardian, or other authorized person.

     To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

     If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

HOW TO EXCHANGE SHARES


     As stated in the Prospectus, except with respect to exchanges of Class M Shares, which may be exchanged only for Class A Shares as described in the following paragraph, shares of a particular class may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A Shares of this Fund only for Class A Shares of another fund. At present, Oppenheimer Money Market Fund, Inc. offers only one class of shares, which are considered "Class A Shares" for exchange purposes. If a fund has only one class of shares and it does not have a class designation, that class of shares will be considered "Class A" for exchange purposes. Exchanges of Class A and Class B Shares of the Fund may not be exchanged for shares of the same class in either Rochester Fund Municipals (which offers only Class A Shares) or Limited Term New York Municipal Fund (which offers both Class A and Class B Shares). In some cases, sales charges may be imposed on exchange transactions.

     The Fund is currently the only Oppenheimer fund which offers Class M Shares. Except as described herein there may be no exchanges of any class of shares of any Oppenheimer fund into Class M Shares of the Fund. With respect to those accounts established on or before March 8, 1996, Class M Shares may be exchanged for Class A Shares of Oppenheimer funds including Rochester Fund Municipals and Limited Term New York Municipal Fund. In addition, Class A Shares of either Rochester Fund Municipals or Limited Term New York Municipal Fund which were acquired upon the exchange of Class M Shares may subsequently be exchanged for Class M Shares of the Fund. With respect to those accounts established after March 8, 1996, Class M Shares may be exchanged for Class A Shares of Oppenheimer funds except Rochester Fund Municipals and Limited Term New York Municipal Fund. Except for Class A Shares of either Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves which were acquired upon the exchange of Class M Shares of the Fund, no exchanges of any class of shares of any Oppenheimer fund into Class M Shares are permitted. A list showing which funds offer which class can be obtained by calling the Distributor at 1-800-525-7048.

     Class A Shares of Oppenheimer funds may be exchanged at net asset value for shares of any Money Market Fund. Shares of any Money Market Fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge). However, shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 12 months prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge, whichever is applicable. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased, and, if requested, must supply proof of entitlement to this privilege. No contingent deferred sales charge is imposed on exchanges of shares of either class purchased subject to a contingent deferred sales charge. However, when Class A Shares acquired by exchange of Class A Shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A Shares, the Class A contingent deferred sales charge is imposed on the redeemed shares (see "Class A Contingent Deferred Sales Charge" in the Prospectus). The Class B contingent deferred sales charge is imposed on Class B Shares acquired by exchange if they are redeemed within 6 years of the initial purchase of the exchanged Class B Shares. The Class C contingent deferred sales charge is imposed on Class C

Shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C Shares.

     When Class B or Class C Shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or the Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one class must specify whether they intend to exchange Class A, Class B, Class C Shares or Class M Shares.


     The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of 10 or more accounts. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.


     When exchanging shares by telephone, a shareholder must either have an existing account in, or obtain and acknowledge receipt of a prospectus of, the fund to which the exchange is to be made. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans, Automatic Withdrawal Plans, checkwriting, if available, and retirement plan contributions will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.



     Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund).

     The different Oppenheimer funds available for exchange have different investment objectives, policies and risks, and a shareholder should assure that the Fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

DIVIDENDS, CAPITAL GAINS AND TAXES

DIVIDENDS AND DISTRIBUTIONS. Dividends will be payable on shares held of record at the time of the previous determination of net asset value. However, daily dividends on newly purchased shares will not be declared or paid until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. If all shares in an account are redeemed, all dividends accrued on shares in the account will be paid together with the redemption proceeds. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (i.e., to and including the day prior to settlement of the repurchase).

     Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc., as promptly as possible after the return of such checks to the Transfer Agent, in order to enable the investor to earn a return on otherwise idle funds.

TAX STATUS OF THE FUND'S DIVIDENDS AND DISTRIBUTIONS. The Federal tax treatment of the Fund's dividends and distributions is explained in the Prospectus under the caption "Dividends, Distributions and Taxes." Special provisions of the Code govern the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. In addition, the amount of dividends paid by the Fund which may qualify for the deduction is limited to the aggregate amount of qualifying dividends (generally dividends from domestic corporations) which the Fund derives from its portfolio investments held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on shares held by the shareholder for 45 days or less. To the extent that the Fund derives a substantial portion of its gross income from option premiums, interest income or short-term gains from the sale of securities, or dividends from foreign corporations, its dividends will not qualify for the deduction.

     Under the Code, by December 31 each year the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year to October 31 of the current year or else the Fund must pay an excise tax on the amounts not distributed. While it is presently anticipated that the Fund's distributions will meet those requirements, the Fund's Board and Manager might determine that in a particular year it would be in the best interest of the Fund not to distribute income or capital gains at the mandated levels and to pay the excise tax on the undistributed amounts, which would reduce the amount available for distribution to shareholders.

     The Code requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payment in cash on the security during the year. The Fund may also from time to time receive payment-in-kind securities in lieu of cash interest payments. As an investment company, the Fund must pay out substantially all of its net investment income each year. Accordingly, the Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions will be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would have had in the absence of such transactions.

ADDITIONAL INFORMATION ABOUT THE FUND



THE CUSTODIAN. Investors Bank & Trust Company, whose principal business address is 89 South Street, Boston, MA 02111, is currently the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It will be the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. It is anticipated that on or about April 15, 1996, the Bank of New York, One Wall Street, New York, New York 10015, will replace Investors Bank & Trust Company as the Fund's custodian.

INDEPENDENT AUDITORS. Price Waterhouse LLP, 1900 Chase Square, Rochester, NY 14604, serves as the Fund's independent accountants. The services provided by Price Waterhouse LLP include auditing services and review and consultations on various filings by the Fund with the Securities and Exchange Commission and tax authorities. They also act as auditors for certain other funds advised by the Manager and its affiliates.

INVESTMENT ADVISER
     OppenheimerFunds, Inc.
     Two World Trade Center
     New York, New York 10048-0203

DISTRIBUTOR
     OppenheimerFunds Distributor, Inc.
     Two World Trade Center
     New York, New York 10048-0203

TRANSFER AGENT
     OppenheimerFunds Services
     P.O. Box 5270
     Denver, Colorado 80217
     1-800-525-7048



INDEPENDENT AUDITORS
   Price Waterhouse LLP
   1900 Chase Square
   Rochester, NY 14604


LEGAL COUNSEL
   Kirkpatrick & Lockhart LLP
   1800 Massachusetts Avenue, N.W.
   Washington, D.C. 20036

The Bond Fund For Growth
Portfolio of Investments
December 31, 1995

  Par Value/                                                                          Interest        Maturity            Market
  Shares         Security Description                                                   Rate            Date              Value
------------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE DEBT  -  86.3%
  Banks-Other Major  - 2.3%
    $  500,000   Bangkok Bank Public Co. Ltd. (a) (d)                                   3.25%          03/03/04        $   532,500
    $5,000,000   Mitsubishi Bank, Ltd.                                                  3.00%          11/30/02          5,775,000
                                                                                                                       -----------
                 Total                                                                                                 $ 6,307,500
------------------------------------------------------------------------------------------------------------------------------------
  Banks-Regional - 1.2%
    $2,977,000   First Republic Bancorp Inc.                                            7.25%          12/01/02        $ 3,192,832
------------------------------------------------------------------------------------------------------------------------------------
  Biotechnology - 1.3%
    $1,750,000   Chiron Corp. (d)                                                       1.90%          11/17/00          1,788,273
        15,000   Lehman Brothers Holdings Inc. - Amgen Inc. YEELDS                      6.50%          01/15/97(g)         915,000
        14,000   Salomon Inc. - Amgen Inc. ELKS                                         6.50%          02/01/97(g)         909,118
                                                                                                                       -----------
                 Total                                                                                                 $ 3,612,391
------------------------------------------------------------------------------------------------------------------------------------
  Broadcasting - 1.0%
    $1,505,000   Rogers Communications, Inc. LYONS                                      0.00%          05/20/13            522,987
    $2,050,000   Scandinavian Broadcasting System SA                                    7.25%          08/01/05          2,103,812
                                                                                                                       -----------
                 Total                                                                                                 $ 2,626,799
------------------------------------------------------------------------------------------------------------------------------------
  Building Materials - 2.8%
    $6,000,000   Cemex, S.A. de C.V.                                                    4.25%          11/01/97          5,073,720
    $4,500,000   Empresas ICA Sociedad Controladora, S.A. de C.V.                       5.00%          03/15/04          2,370,915
    $  500,000   Nippon Denro Ispat Ltd. (a) (d)                                        3.00%          04/01/01            280,625
                                                                                                                       -----------
                 Total                                                                                                 $ 7,725,260
------------------------------------------------------------------------------------------------------------------------------------
  Computer Hardware - 7.0%
    $  300,000   Comptronix Corp.                                                       6.75%          03/01/02            152,250
    $3,425,000   Conner Peripherals, Inc.                                               6.50%          03/01/02          3,476,375
    $2,000,000   EMC Corp.                                                              4.25%          01/01/01          1,998,120
    $  450,000   SubMicron Systems Corp. (a) (b) (e)                                    9.00%          12/15/97            427,262
    $6,000,000   Telxon Corp. (d)                                                       5.75%          01/01/03          6,435,000
    $  400,000   Telxon Corp.                                                           7.50%          06/01/12            415,000
    $7,200,000   Unisys Corp.                                                           8.25%          08/01/00          6,403,464
                                                                                                                       -----------
                 Total                                                                                                 $19,307,471
------------------------------------------------------------------------------------------------------------------------------------
  Computer Software - 3.5%
    $3,117,000   MacNeal-Schwendler Corp.                                              7.875%          08/18/04          3,586,483
        15,000   Salomon Inc. - Microsoft Corp. ELKS                                   5.000%          11/01/96(g)       1,560,000
    $4,000,000   SoftKey International Inc. (d)                                        5.500%          11/01/00          3,005,000
    $2,000,000   Spectrum Holobyte, Inc. (d)                                           6.500%          09/15/02          1,470,000
                                                                                                                       -----------
                 Total                                                                                                 $ 9,621,483
------------------------------------------------------------------------------------------------------------------------------------
  Conglomerates - 0.9%
    $2,500,000   Alfa, S.A. de C.V. (d)                                                 8.00%          09/15/00        $ 2,423,425
------------------------------------------------------------------------------------------------------------------------------------
  Drugs  - 1.7%
        10,000   Bear Stearns Cos. Inc. - Merck & Co., Inc. CHIPS                       5.50%          02/11/97(g)         455,000
    $  500,000   IVAX Corp. (d)                                                         6.50%          11/15/01            531,560
    $  900,000   MEDIQ Inc. (NutraMax Products, Inc.)                                   7.50%          07/15/03            713,250
    $2,000,000   Sandoz AG (d)                                                          2.00%          10/06/02          1,895,000
    $1,000,000   Sepracor Inc. (d)                                                      7.00%          12/01/02          1,122,500
                                                                                                                       -----------
                 Total                                                                                                 $ 4,717,310
------------------------------------------------------------------------------------------------------------------------------------
  Electrical Equipment - 6.5%
    $  500,000   Aeroflex, Inc.                                                         7.50%          06/15/04            496,250
    $2,000,000   California Microwave, Inc.                                             5.25%          12/15/03          1,700,000
    $1,000,000   Cooper Industries, Inc.                                                7.05%          01/01/15          1,030,000
    $3,331,000   Ducommun Inc.                                                          7.75%          03/31/11          3,564,170
    $5,500,000   General Instrument Corp.                                               5.00%          06/15/00          6,001,875

  Par Value/                                                                          Interest        Maturity            Market
  Shares         Security Description                                                   Rate            Date              Value
------------------------------------------------------------------------------------------------------------------------------------
  Electrical Equipment - (continued)
    $2,500,000   MagneTek, Inc.                                                         8.00%          09/15/01        $ 2,231,250
    $1,800,000   Porta Systems Corp. (a) (c)                                            6.00%          07/01/02            603,000
    $2,440,000   Recognition International, Inc.                                        7.25%          04/15/11          2,232,600
                                                                                                                       -----------
                 Total                                                                                                 $17,859,145
------------------------------------------------------------------------------------------------------------------------------------
  Electronics-Instruments - 11.7%
    $5,000,000   ADT Operations, Inc. (ADT Ltd.) LYONS                                  0.00%          07/06/10          2,382,800
    $2,500,000   Audiovox Corp.                                                         6.25%          03/15/01          1,568,750
    $  355,000   Aurora Electronics, Inc.                                               7.75%          04/15/01            227,200
    $1,500,000   Emerson Radio Corp. (a)                                                8.50%          08/15/02          1,095,000
    $2,250,000   Laidlaw Inc. (ADT Ltd.) (d)                                            6.00%          01/15/99          2,683,125
    $7,000,000   Thermo Electron Corp. (d)                                              4.25%          01/01/03          7,621,250
    $8,155,000   Thermo Optek Corp. (d)                                                 5.00%          10/15/00          8,562,750
    $5,335,000   ThermoQuest Corp. (d)                                                  5.00%          08/15/00          5,601,750
    $2,500,000   Zenith Electronics Corp. (d)                                           8.50%          11/19/00          2,518,750
                                                                                                                       -----------
                 Total                                                                                                 $32,261,375
------------------------------------------------------------------------------------------------------------------------------------
  Electronics-Semi-Conductors - 2.0%
    $5,000,000   Integrated Device Technology, Inc.                                     5.50%          06/01/02          4,112,500
    $1,500,000   Xilinx, Inc.                                                           5.25%          11/01/02          1,366,875
                                                                                                                       -----------
                 Total                                                                                                 $ 5,479,375
------------------------------------------------------------------------------------------------------------------------------------
  Entertainment - 2.5%
    $3,000,000   Discovery Zone, Inc. LYONS                                             0.00%          10/14/13            787,500
    $2,000,000   Hasbro, Inc.                                                           6.00%          11/15/98          2,190,000
    $3,919,100   Time Warner, Inc.                                                      8.75%          01/10/15          4,061,167
                                                                                                                       -----------
                 Total                                                                                                 $ 7,038,667
------------------------------------------------------------------------------------------------------------------------------------
  Fertilizers - 0.5%
    $  980,000   IMC Global, Inc. (f)                                                   6.25%          12/01/01        $ 1,265,425
------------------------------------------------------------------------------------------------------------------------------------
  Finance Companies - 0.4%
    $1,850,000   Lomas Financial Corp. (a) (c)                                          9.00%          10/31/03            146,261
        17,000   Merrill Lynch & Co., Inc.
                   (MGIC Investment Corp.) STRYPES                                      6.50%          08/15/98(g)         881,875
                                                                                                                       -----------
                 Total                                                                                                 $ 1,028,136
------------------------------------------------------------------------------------------------------------------------------------
  Foods - 1.2%
    $3,405,000   Chock Full O' Nuts Corp.                                               8.00%          09/15/06        $ 3,217,725
------------------------------------------------------------------------------------------------------------------------------------
  Home Builders - 2.4%
    $2,000,000   Continental Homes Holding Corp.                                       6.875%          11/01/02          2,377,500
    $2,750,000   Engle Homes, Inc.                                                      7.00%          03/01/03          2,413,125
    $1,940,000   U.S. Home Corp.                                                       4.875%          11/01/05          1,872,100
                                                                                                                       -----------
                 Total                                                                                                 $ 6,662,725
------------------------------------------------------------------------------------------------------------------------------------
  Hospital Management - 1.9%
    $2,165,000   Beverly Enterprises, Inc.                                              5.50%          08/01/18          2,062,162
    $  700,000   Integrated Health Services, Inc.                                       5.75%          01/01/01            706,125
    $1,900,000   Pacific Physicians Services, Inc.                                      5.50%          12/15/03          1,837,053
    $  625,000   TheraTx, Inc. (d)                                                      8.00%          02/01/02            575,781
                                                                                                                       -----------
                 Total                                                                                                 $ 5,181,121
------------------------------------------------------------------------------------------------------------------------------------
  Hospital-Supplies - 1.6%
    $3,500,000   Fisher Scientific International Inc.                                   4.75%          03/01/03          3,747,170
    $  500,000   Maxxim Medical, Inc.                                                   6.75%          03/01/03            526,250
    $  500,000   Physicians Clinical Laboratory, Inc. (a) (c) (d)                       7.50%          08/15/00             45,000
                                                                                                                       -----------
                 Total                                                                                                 $ 4,318,420
------------------------------------------------------------------------------------------------------------------------------------
  Insurance-Casualty - 2.4%
    $4,000,000   Chubb Corp.                                                            6.00%          05/15/98          4,495,000
    $2,000,000   Trenwick Group Inc.                                                    6.00%          12/15/99          2,300,000
                                                                                                                       -----------
                 Total                                                                                                 $ 6,795,000
------------------------------------------------------------------------------------------------------------------------------------

  Par Value/                                                                          Interest        Maturity            Market
  Shares         Security Description                                                   Rate            Date              Value
------------------------------------------------------------------------------------------------------------------------------------
  Insurance-Multiline - 2.0%
    $4,110,000   Old Republic International Corp.                                       5.75%          08/15/02        $ 5,628,111
------------------------------------------------------------------------------------------------------------------------------------
  Leisure Time - 4.3%
    $2,415,000   Bell Sports Corp.                                                      4.25%          11/15/00          1,691,997
    $1,500,000   Microtel Franchise & Development Corp. (a) (b) (e)                     8.00%          02/01/04          3,112,500
    $1,500,000   Microtel Franchise & Development Corp. (a) (b) (e)                     8.00%          02/01/05          3,112,500
    $  350,000   Travel Ports of America, Inc. (a) (b)                                  8.50%          01/15/05            361,371
    $1,750,000   Travel Ports of America, Inc. (a) (b) (d)                              8.50%          01/15/05          1,806,858
    $2,000,000   WMS Industries Inc.                                                    5.75%          11/30/02          1,720,000
                                                                                                                       -----------
                 Total                                                                                                 $11,805,226
------------------------------------------------------------------------------------------------------------------------------------
  Machinery-Industrial/Specialty - 3.8%
    $3,130,000   Mascotech, Inc.                                                        4.50%          12/15/03          2,449,225
    $  500,000   Park-Ohio Industries, Inc.                                             7.25%          06/15/04            505,000
    $5,154,000   Raymond Corp.                                                          6.50%          12/15/03          7,164,060
    $  500,000   Varlen Corp.                                                           6.50%          06/01/03            505,935
                                                                                                                       -----------
                 Total                                                                                                 $10,624,220
------------------------------------------------------------------------------------------------------------------------------------
  Merchandising-Drug - 0.6%
    $3,000,000   Rite Aid Corp.                                                         0.00%          07/24/06        $ 1,673,430
------------------------------------------------------------------------------------------------------------------------------------
  Merchandising-Specialty - 2.7%
    $2,800,000   Ben Franklin Retail Stores, Inc.                                       7.50%          06/01/03          1,863,736
    $  400,000   Eagle Hardware & Garden, Inc.                                          6.25%          03/15/01            287,500
    $1,385,000   General Host Corp.                                                     8.00%          02/15/02          1,121,850
    $2,000,000   Lechters, Inc.                                                         5.00%          09/27/01          1,190,000
    $2,050,000   Michaels Stores, Inc.                                                  4.75%          01/15/03          1,609,250
    $  500,000   Pier 1 Imports, Inc. (General Host Corp.) (a) (d)                      8.50%          12/01/00            420,000
    $1,500,000   Sports & Recreation, Inc.                                              4.25%          11/01/00          1,038,750
                                                                                                                       -----------
                 Total                                                                                                 $ 7,531,086
------------------------------------------------------------------------------------------------------------------------------------
  Metals-Miscellaneous - 0.2%
    $  500,000   GE Capital Corp. Global Medium-Term Notes (a) (d)                      2.50%          02/14/97        $   512,500
------------------------------------------------------------------------------------------------------------------------------------
  Miscellaneous Consumer Staples - 1.5%
    $2,000,000   Olsten Corp. (The) (f)                                                4.875%          05/15/03          2,340,000
    $2,000,000   Pharmaceutical Marketing Services, Inc.                                6.25%          02/01/03          1,810,000
                                                                                                                       -----------
                 Total                                                                                                 $ 4,150,000
------------------------------------------------------------------------------------------------------------------------------------
  Miscellaneous Transportation - 0.3%
    $  750,000   CareLine, Inc. (Laidlaw Inc.)                                          8.00%          05/01/01        $   845,625
------------------------------------------------------------------------------------------------------------------------------------
  Oil-Integrated Domestic - 0.6%
    $  750,000   Oryx Energy Co.                                                        7.50%          05/15/14            673,125
    $1,000,000   USX - US Steel Group, Inc.\USX - Marathon Group                        7.00%          06/15/17            950,620
                                                                                                                       -----------
                 Total                                                                                                 $ 1,623,745
------------------------------------------------------------------------------------------------------------------------------------
  Paper & Forest Products - 2.3%
    $6,295,000   Repap Enterprises, Inc.                                                8.50%          08/01/97        $ 6,287,131
------------------------------------------------------------------------------------------------------------------------------------
  Pollution Control - 1.3%
        35,000   Browning-Ferris Industries, Inc. ACES-a                                7.25%          06/30/98(g)       1,098,125
    $  458,000   Roy F. Weston, Inc.                                                    7.00%          04/15/02            403,040
    $2,466,000   WMX Technologies, Inc.                                                 2.00%          01/24/05          2,120,760
                                                                                                                       -----------
                 Total                                                                                                 $ 3,621,925
------------------------------------------------------------------------------------------------------------------------------------
  Publishing & Printing - 2.0%
    $  750,000   Graphic Industries, Inc.                                               7.00%          05/15/06            703,125
    $1,132,000   National Education Corp.                                               6.50%          05/15/11            803,720
    $1,210,000   Scantron Corp. (John H. Harland Co.)                                   6.75%          06/01/11          1,179,750
    $3,000,000   Thomas Nelson, Inc.                                                    5.75%          11/30/99          2,906,250
                                                                                                                       -----------
                 Total                                                                                                 $ 5,592,845
------------------------------------------------------------------------------------------------------------------------------------

  Par Value/                                                                          Interest        Maturity            Market
  Shares         Security Description                                                   Rate            Date              Value
------------------------------------------------------------------------------------------------------------------------------------
  Real Estate  - 1.9%
    $2,000,000   Henderson Capital International Ltd.                                   5.00%          10/27/96        $ 2,057,500
    $  500,000   Hysan Development Co. Ltd. (a) (d)                                     6.75%          06/01/00            535,000
    $2,885,000   Patten Corp.                                                           8.25%          05/15/12          2,603,713
                                                                                                                       -----------
                 Total                                                                                                 $ 5,196,213
------------------------------------------------------------------------------------------------------------------------------------
  Restaurants - 1.4%
    $3,000,000   Flagstar Cos. Inc.                                                    10.00%          11/01/14          1,672,500
    $2,000,000   Grand Metropolitan PLC (d)                                             6.50%          01/31/00          2,323,740
                                                                                                                       -----------
                 Total                                                                                                 $ 3,996,240
------------------------------------------------------------------------------------------------------------------------------------
  Telecommunications - 1.6%
    $2,500,000   Compania Telecomunicacion Chile SA                                     4.50%          01/15/03          2,781,250
        10,000   First Chicago NBD Corp.
                   (Nextel Communications, Inc.) DECS                                   5.50%          02/15/97(g)         180,000
        25,000   Sprint Corp. (Southern New England
                   Telecommunications Corp.) DECS                                       8.25%          03/31/00(g)         950,000
    $  500,000   Telekom Malaysia Berhad (a) (d)                                        4.00%          10/03/04            487,500
                                                                                                                       -----------
                 Total                                                                                                 $ 4,398,750
------------------------------------------------------------------------------------------------------------------------------------
  Textile-Apparel & Products - 2.4%
    $5,000,000   Danskin, Inc. (a) (b) (e)                                              8.00%          09/01/02        $ 6,845,250
------------------------------------------------------------------------------------------------------------------------------------
  Tobacco - 1.2%
    $  300,000   Dimon, Inc.                                                            7.75%          09/30/06            397,197
    $4,334,000   Standard Commercial Corp.                                              7.25%          03/31/07          3,066,305
                                                                                                                       -----------
                 Total                                                                                                 $ 3,463,502
------------------------------------------------------------------------------------------------------------------------------------
  Utilities-Electric - 1.4%
    $3,753,000   AES Corp.                                                              6.50%          03/15/02        $ 3,935,959
------------------------------------------------------------------------------------------------------------------------------------
  Total convertible debt (cost $228,952,658)                                                                          $238,373,343
====================================================================================================================================

                                                                                     Annual                               Market
    Shares       Security Description                                               Dividend                              Value
------------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS - 14.2%
  Aerospace/Defense - 0.3%
        20,000   Kaman Corp. Series 2                                               $   3.25                           $   957,500
------------------------------------------------------------------------------------------------------------------------------------
  Automobiles - 0.1%
         2,000   Ford Motor Co. Series A                                            $   4.20                           $   189,500
------------------------------------------------------------------------------------------------------------------------------------
  Banks-Regional - 0.1%
         7,500   Mid Am, Inc. Series A                                              $ 1.8125                           $   274,215
------------------------------------------------------------------------------------------------------------------------------------
  Building Materials - 1.8%
        85,000   Owens-Corning Capital L.L.C. MIPS (d)                              $   3.25                           $ 5,084,020
------------------------------------------------------------------------------------------------------------------------------------
  Chemicals - 0.0%
         2,150   LSB Industries, Inc. Series 2                                      $   3.25                           $    72,025
------------------------------------------------------------------------------------------------------------------------------------
  Computer Hardware - 0.1%
        82,020   Comptronix Corp. Series A                                              6.00%                          $   287,070
------------------------------------------------------------------------------------------------------------------------------------
  Conglomerates - 0.7%
        15,000   Alco Standard Corp. ACES-b                                         $   5.04                             1,282,500
        15,000   Corning Delaware, L.P. MIPS                                        $   3.00                               755,625
                                                                                                                       -----------
                 Total                                                                                                 $ 2,038,125
------------------------------------------------------------------------------------------------------------------------------------
  Finance Companies - 1.6%
        70,000   Phoenix Duff & Phelps Corp. Series A                               $   1.50                             1,767,500
        30,000   Travelers Group, Inc. Series B (f)                                 $   2.75                             2,617,500
                                                                                                                       -----------
                 Total                                                                                                 $ 4,385,000
------------------------------------------------------------------------------------------------------------------------------------

                                                                                     Annual                               Market
    Shares       Security Description                                               Dividend                              Value
------------------------------------------------------------------------------------------------------------------------------------
  Insurance-Casualty - 0.5%
        25,000   St. Paul Capital L.L.C. MIPS                                       $   3.00                           $ 1,406,250
------------------------------------------------------------------------------------------------------------------------------------
  Insurance-Life - 0.2%
         8,000   Conseco, Inc. Series D                                             $   3.25                           $   424,000
------------------------------------------------------------------------------------------------------------------------------------
  Insurance-Miscellaneous - 0.3%
        15,000   Alexander & Alexander Services, Inc. (d)                           $  3.625                           $   729,375
------------------------------------------------------------------------------------------------------------------------------------
  Metals-Steel - 0.5%
        30,000   WHX Corp. Series B                                                 $   3.75                           $ 1,275,000
------------------------------------------------------------------------------------------------------------------------------------
  Miscellaneous Capital Goods-Technology - 0.0%
        20,000   KENETECH Corp. PRIDES                                              $   1.67                           $    35,620
------------------------------------------------------------------------------------------------------------------------------------
  Oil & Gas Products - 0.6%
        85,000   ICO, Inc.                                                          $ 1.6875                           $ 1,734,510
------------------------------------------------------------------------------------------------------------------------------------
  Paper & Forest Products - 1.1%
        40,000   International Paper Co.                                            $  2.625                             1,812,480
         5,000   James River Corp. Series K                                         $  3.375                               230,625
        18,600   James River Corp. Series L                                         $  3.500                               862,575
                                                                                                                       -----------
                 Total                                                                                                 $ 2,905,680
------------------------------------------------------------------------------------------------------------------------------------
  Pollution Control - 0.4%
        65,000   International Technology Corp.                                     $   1.75                           $ 1,145,625
------------------------------------------------------------------------------------------------------------------------------------
  Real Estate - 0.5%
       110,000   Capstead Mortgage Corp. Series B                                   $   1.26                           $ 1,430,000
------------------------------------------------------------------------------------------------------------------------------------
  Savings & Loan - 3.6%
        89,000   ONBANCorp, Inc. Series B                                           $ 1.6875                             2,497,518
       176,840   RCSB Financial, Inc. Series B (f)                                  $   1.75                             6,531,939
        17,500   Sovereign Bancorp, Inc. Series B                                   $  3.125                             1,000,773
                                                                                                                       -----------
                 Total                                                                                                 $10,030,230
------------------------------------------------------------------------------------------------------------------------------------
  Telecommunications - 0.1%
         4,000   Philippine Long Distance Telephone Co. Series III                  $   3.50                           $   208,248
------------------------------------------------------------------------------------------------------------------------------------
  Tobacco - 1.1%
       483,900   RJR Nabisco Holdings Corp. PERCS                                   $0.60125                           $ 3,084,862
------------------------------------------------------------------------------------------------------------------------------------
  Truckers - 0.6%
        50,000   Arkansas Best Corp. Series A                                       $  2.875                           $ 1,581,250
------------------------------------------------------------------------------------------------------------------------------------
  Total convertible preferred stocks (cost $36,798,972)                                                                $39,278,105
====================================================================================================================================

                                                                                                                          Market
    Shares       Security Description                                                                                     Value
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS  - 3.4%
  Banks-Regional  - 0.2%
        13,910   Fleet Financial Group, Inc. (f)                                                                      $    566,833
------------------------------------------------------------------------------------------------------------------------------------
  Computer Hardware - 0.0%
        27,000   SubMicron Systems Corp., warrants, strike $14.00,
                   Expires 12/13/00 (a) (b) (e)                                                                       $     49,059
------------------------------------------------------------------------------------------------------------------------------------
  Drugs - 0.4%
        10,020   American Home Products Corp. (f)                                                                     $    971,940
------------------------------------------------------------------------------------------------------------------------------------
  Insurance-Casualty - 0.5%
        30,001   Orion Capital Corp.                                                                                  $  1,301,293
------------------------------------------------------------------------------------------------------------------------------------
  Hospital Management - 0.2%
         9,100   Columbia/HCA Healthcare Corp. (f)                                                                    $    461,825
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                          Market
    Shares       Security Description                                                                                     Value
------------------------------------------------------------------------------------------------------------------------------------
  Leisure Time - 0.0%
         5,000   Travel Ports of America, Inc., warrants, strike $3.60,
                   Expires 01/15/05 (b)                                                                               $      4,235
------------------------------------------------------------------------------------------------------------------------------------
  Miscellaneous-Financial - 1.0%
        63,159   SunAmerica, Inc.                                                                                     $  3,000,066
------------------------------------------------------------------------------------------------------------------------------------
  Paper & Forest Products - 0.2%
         9,272   Federal Paper Board Co., Inc.                                                                        $    480,985
------------------------------------------------------------------------------------------------------------------------------------
  Savings & Loan - 0.2%
        17,588   Progressive Bank, Inc.                                                                               $    507,854
------------------------------------------------------------------------------------------------------------------------------------
  Tobacco -  0.7%
        22,000   Philip Morris Cos., Inc. (f)                                                                         $  1,991,000
------------------------------------------------------------------------------------------------------------------------------------
  Total common stocks and warrants (cost $4,070,180)                                                                  $  9,335,090
====================================================================================================================================
Total  investments (cost $269,821,810) - 103.9%                                                                       $286,986,538
                                                                                                                      ------------


CALL OPTIONS OUTSTANDING  - (0.3%)

                                                                                                 Exercise
     Shares                                                                                      Month/
     Subject                Liabilities for Call                                                 Exercise                 Market
     To Call                Options Outstanding                                                  Price                    Value
------------------------------------------------------------------------------------------------------------------------------------
     10,000                 American Home Products Corp.                                         Jan/90                   ($ 73,120)
      9,100                 Columbia/HCA Healthcare Corp.                                        Feb/50                     (21,321)
     13,900                 Fleet Financial Group, Inc.                                          Apr/40                     (36,488)
     15,000                 IMC Global, Inc.                                                     Apr/40                     (51,555)
     25,000                 Olsten Corp. (The)                                                   Feb/40                     (29,675)
     22,000                 Philip Morris Cos., Inc.                                             Mar/80                    (262,614)
     39,500                 RCSB Financial, Inc.                                                 Jan/25                      (8,611)
     40,000                 RCSB Financial, Inc.                                                 Jan/22.5                   (55,000)
     42,000                 RCSB Financial, Inc.                                                 Apr/25                     (49,854)
     20,000                 Travelers Group, Inc.                                                Mar/60                     (96,240)
------------------------------------------------------------------------------------------------------------------------------------
     Total call options outstanding  (premiums received $580,692)                                                         ($684,478)
                                                                                                                       ------------
Other assets and liabilities (net) - (3.6%)                                                                              (9,994,470)
                                                                                                                       ------------
Net assets at market - 100.0%                                                                                          $276,307,590
                                                                                                                       ============

(a)  Illiquid security.
(b)  Fair valued security.
(c)  Non-income producing security.
(d)  SEC Rule 144A restriction (See Note 3).
(e)  Restricted security (See Note 3).
(f)  Security held in connection with call option outstanding.
(g) Redeemable in cash at the lesser of a multiple of the issue price or an amount based on the price of the stated company's common stock at maturity.

                 See accompanying notes to financial statements.

================================================================================
Portfolio Abbreviations:

   ACES-a              Automatic Common Exchange Securities
   ACES-b              Automatically Convertible Equity Securities
   CHIPS               Common-linked Higher Income Participation Securities
   DECS                Debt Exchangeable for Common Stock
   ELKS                Equity-Linked Securities
   LYONS               Liquid Yield Option Notes
   MIPS                Monthly Income Preferred Securities
   PERCS               Preferred Equity Redemption Cumulative Stock
   PRIDES              Preferred Redeemable Increased Dividend Equity Securities
   STRYPES             Structured Yield Product Exchangeable for Stock
   YEELDS              Yield Enhanced Equity Linked Debt Securities

                             Asset Composition Table
                          December 31, 1995 (Unaudited)

                                                Percentage
             Rating                              of Bonds
             ----------                         ----------
             AAA                                   0.2%
             AA                                    6.7%
             A                                    14.3%
             BBB                                  12.0%
             BB                                   10.8%
             B                                    27.2%
             Below B                               2.8%
             Not rated                            26.0%
                                                 -----
             Total                               100.0%
                                                 =====

                            The Bond Fund For Growth
--------------------------------------------------------------------------------
                       Statement of Assets and Liabilities
                                December 31, 1995

Assets
     Investments at market (Cost $269,821,810)                           $286,986,538
     Cash and cash equivalents                                                 22,476
     Dividends and interest receivable                                      3,597,928
     Receivable for capital shares sold                                     4,686,950
     Receivable for investments sold                                        1,175,000
     Other assets                                                              43,518
                                                                        -------------
       Total assets                                                       296,512,410
                                                                        -------------
Liabilities
     Payable for investments purchased                                      8,658,887
     Payable for capital shares repurchased                                   475,798
     Demand note payable to Bank (Interest rate 6.5% at 12/31/95)           9,120,000
     Call options outstanding (Premiums received $580,692)                    684,478
     Accrued taxes                                                          1,094,278
     Other liabilities                                                        171,379
                                                                        -------------
       Total liabilities                                                   20,204,820
                                                                        -------------
Net Assets                                                               $276,307,590
                                                                        =============
=====================================================================================
Represented by
     Paid in capital                                                     $259,414,130
     Excess of distributions over net investment income                       (40,930)
     Accumulated net realized loss on investments and options                (126,552)
     Net unrealized appreciation of investments and options                17,060,942
                                                                        -------------
     Total - Representing net assets applicable to capital shares
       outstanding                                                       $276,307,590
                                                                        =============
=====================================================================================
Computation of net asset value and offering price
     Class A Shares:
      Net asset value and redemption price per share
        ($239,340,681 divided by 17,143,195 shares)                            $13.96
                                                                        =============
      Offering price per share  (100/96.75 of $13.96) *                        $14.43
                                                                        =============
     Class B Shares:
      Net asset value, redemption price and offering price per
        share ($34,465,026 divided by 2,464,766 shares) +                      $13.98
                                                                        =============
     Class Y Shares:
      Net asset value, redemption price and offering price per
        share ($2,501,883 divided by 179,155 shares)                           $13.96
                                                                        =============

* On single retail sales of less than $250,000. On sales of $250,000 or more and on group sales the offering price is reduced.

+ Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                 See accompanying notes to financial statements.

                            The Bond Fund For Growth
================================================================================

                            Statement of Operations
                          Year ended December 31, 1995

Inventment Income:
  Interest                                                         $ 10,382,346
  Dividends                                                           2,502,387
                                                                   ------------
  Total investment income                                            12,884,733
                                                                   ------------
Expenses:
  Distribution fees - Class A                                         1,324,659
  Distribution fees - Class B                                            92,392
  Distribution fees - Class Y                                             3,032
  Management fees                                                     1,030,091
  Shareholder servicing
    agent fees - Class A                                                230,475
  Shareholder servicing
    agent fees - Class B                                                 14,271
  Shareholder servicing
    agent fees - Class Y                                                    764
  Registration fees                                                      89,072
  Accounting and auditing                                                82,499
  Shareholder communications                                             51,538
  Custodian fees                                                         30,507
  Legal fees                                                             27,930
  Trustees' fees                                                         15,000
  Miscellaneous                                                          10,470
  Interest                                                               52,337
                                                                   ------------
    Total expenses                                                    3,055,037
    Expenses paid indirectly (Note 4)                                   (25,560)
                                                                   ------------
    Net expenses                                                      3,029,477
                                                                   ------------

Net investment income                                                 9,855,256
                                                                   ------------
Realized and unrealized gain
  (loss) on investments and options:
    Net realized gain on investments                                 10,092,619
    Net realized loss on options                                       (619,854)
                                                                   ------------
     Total net realized gain                                          9,472,765
                                                                   ------------
    Net increase in unrealized
      appreciation:
       Investments                                                   21,450,248
       Options                                                            8,410
                                                                   ------------
        Total increase in unrealized
          appreciation                                               21,458,658
                                                                   ------------
Net gain on investments
  and options                                                        30,931,423
                                                                   ------------
Net increase in net assets
  resulting from operations                                        $ 40,786,679
                                                                   ============


================================================================================

                       Statement of Changes in Net Assets

Year ended December 31,                             1995               1994
                                               -------------      -------------
Increase in net assets -
Operations:
  Net investment income ..................     $   9,855,256      $   5,552,021
  Net realized  gain from
    security transactions ................         9,472,765          2,246,856
  Increase (decrease) in
    unrealized appreciation ..............        21,458,658        (10,516,166)
                                               -------------      -------------
  Increase (decrease) in net
    assets resulting
    from operations ......................        40,786,679         (2,717,289)
                                               -------------      -------------
Distributions to shareholders
  from:
  Net investment income -
    Class A ..............................       (11,839,019)        (5,616,654)
  Net investment income -
    Class B ..............................          (728,015)              --
  Net investment income -
    Class Y ..............................           (92,063)              --
  Capital gains - Class A ................        (8,052,576)        (1,445,043)
  Capital gains - Class B ................        (1,126,719)              --
  Capital gains - Class Y ................           (80,834)              --
                                               -------------      -------------
    Total distributions
      to shareholders ....................       (21,919,226)        (7,061,697)
                                               -------------      -------------
Fund share transactions:
  Increase in net assets
    derived from Fund share
    transactions (Note 5) ................       130,749,104         67,095,060
                                               -------------      -------------
Increase in net assets ...................       149,616,557         57,316,074
Net assets:
Beginning of year ........................       126,691,033         69,374,959
                                               -------------      -------------
End of year (including excess of
  distributions over net investment
  income of $40,930 - 1995 and
  $24,929 - 1994) ........................     $ 276,307,590      $ 126,691,033
                                               =============      =============

                 See accompanying notes to financial statements.

The Bond Fund For Growth
Financial Highlights
(For a share outstanding throughout each period)

                                                                                       Class A
                                                    ------------------------------------------------------------------------------
                                                                                Year ended December 31,

                                                      1995              1994               1993           1992 (a)         1991 (b)
                                                    --------          --------           -------          -------           ------
Net asset value, beginning of year                    $12.20            $13.16            $11.43            $9.37            $7.88
                                                    --------          --------           -------          -------           ------
  Income from investment operations:
    Net investment income                               0.70              0.68              0.59             0.69             0.65
    Net realized and unrealized gain
      (loss) on investments                             2.42             (0.81)             1.79             2.15             1.53
                                                    --------          --------           -------          -------           ------
      Total from investment operations                  3.12             (0.13)             2.38             2.84             2.18
                                                    --------          --------           -------          -------           ------
  Less distributions to shareholders from:
    Net investment income                              (0.87)            (0.69)            (0.65)           (0.78)           (0.69)
    Capital gains                                      (0.49)            (0.14)               --               --               --
                                                    --------          --------           -------          -------           ------
      Total distributions                              (1.36)            (0.83)            (0.65)           (0.78)           (0.69)
                                                    --------          --------           -------          -------           ------
Net asset value, end of year                          $13.96            $12.20            $13.16           $11.43            $9.37
                                                    ========          ========           =======          =======           ======
Total return (excludes sales load)                     26.00%           (1.12%)            21.23%           31.19%           28.50%

Ratios/supplemental data:
  Net assets, end of year (000 omitted)             $239,341          $126,691           $69,375          $10,241           $6,403
  Ratio of total expenses
     to average net assets                              1.58%(c)          1.66%             1.78%            1.93%            2.01%
  Ratio of total expenses (excluding
    interest) to average net assets (d)                 1.56%(c)          1.65%             1.75%            1.91%            1.94%
  Ratio of net investment income to
    average net assets                                  5.12%             5.24%             4.70%            6.62%            7.60%
  Portfolio turnover rate                              57.51%            52.82%            88.66%           80.09%           48.55%
------------------------------------------------------------------------------------------------------------------------------------

(a) Net of fees and expenses waived or reimbursed by Fielding Management Company, Inc. which amounted to $0.01 per share. Without reimbursement, the ratios would have been 2.06%, 2.04% and 6.50%, respectively.

(b) Net of fees and expenses waived or reimbursed by Fielding Management Company, Inc. and Rochester Fund Services, Inc., which amounted to $0.07 per share. Without reimbursement, the ratios would have been 2.82%, 2.75% and 6.79%, respectively.

(c) Effective in 1995, the ratios do not include reductions from custodian fee offset arrangements. The 1995 ratio of total expenses and the ratio of total expenses (excluding interest) to average net assets are 1.57% and 1.54%, respectively, after including this reduction. See Note 4.

(d) During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

Per share information has been determined on the basis of the weighted number of shares outstanding during the period.

The Bond Fund For Growth
Financial Highlights
(For a share outstanding throughout each period)

                                                                       Class B                          Class Y
                                                               -----------------------          -----------------------
                                                                    Period ended                     Period ended
                                                                December 31, 1995 (d)            December 31, 1995 (d)
                                                               -----------------------          -----------------------
Net asset value, beginning of period                                  $13.11                           $13.11
                                                               -----------------------          -----------------------
  Income from investment operations:
    Net investment income                                               0.45                             0.54
    Net realized and unrealized gain
      on investments                                                    1.51                             1.48
                                                               -----------------------          -----------------------
      Total from investment operations                                  1.96                             2.02
                                                               -----------------------          -----------------------
  Less distributions to shareholders from:
    Net investment income                                              (0.60)                           (0.68)
    Capital gains                                                      (0.49)                           (0.49)
                                                               -----------------------          -----------------------
      Total distributions                                              (1.09)                           (1.17)
                                                               -----------------------          -----------------------
Net asset value, end of period                                        $13.98                           $13.96
                                                               =======================          =======================

Total return (excludes sales load)                                    15.09%(d)                        15.42%(d)

Ratios/supplemental data:
  Net assets, end of period (000 omitted)                            $34,465                           $2,502
  Ratio of total expenses
     to average net assets                                             1.69%(a)(b)                      1.05%(a)(c)
  Ratio of total expenses (excluding
    interest) to average net assets (e)                                1.64%(a)(b)                      1.01%(a)(c)
  Ratio of net investment income to
    average net assets                                                 4.82%(a)                         5.63%(a)
  Portfolio turnover rate                                             57.51%                           57.51%
-----------------------------------------------------------------------------------------------------------------------

(a)  Annualized.

(b) Effective in 1995, the ratios do not include reductions from custodian fee offset arrangements. The 1995 ratio of total expenses and the ratio of total expenses (excluding interest) to average net assets are 1.68% and1.63%, respectively, after including this reduction. See Note 4.

(c) Effective in 1995, the ratios do not include reductions from custodian fee offset arrangements. The 1995 ratio of total expenses and the ratio of total expenses (excluding interest) to average net assets are 1.03% and1.00%, respectively, after including this reduction. See Note 4.

(d)  For the period from May 1, 1995 (inception of offering) to December 31,
     1995.

(e) During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

Per share information has been determined on the basis of the weighted number of shares outstanding during the period.

The Bond Fund For Growth
Notes to Financial Statements
December 31, 1995


Note 1. Significant Accounting Policies:


The Bond Fund For Growth (the "Fund") is a series of Rochester Fund Series which is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund seeks a high level of total return on its assets through a combination of current income and capital appreciation. The Fund offers Class A, Class B and Class Y Shares. Class A Shares are sold with a front-end sales charge. Class B Shares may be subject to a contingent deferred sales charge. Class Y Shares are sold only to qualified institutions and are not subject to any sales charge. All three classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B Shares will automatically convert to Class A Shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements:


Security valuation. Investments in securities traded on a national securities exchange are valued at the closing sales price on the last business day of the period; securities traded in the over-the-counter market, listed securities for which no sale was reported on that date and exchange traded convertible bonds where the last sales price is not considered to be representative of the most recent bid and ask prices are valued at the mean between the bid and ask prices. In some instances, securities which trade on an exchange or in the over-the-counter market, but trade more actively in a dealer market, are valued at the mean of the reported bid and ask price by a dealer. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees.

Security transactions and related investment income. Security transactions are recorded on the trade date. Cost is determined and realized gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. In computing net investment income, the Fund accretes original issue discount. Market discount is accreted at the time of sale (to the extent of the lesser of the accrued market discount or the disposition gain) and is treated as income, rather than capital gain. Dividend income is recorded on the ex-dividend date.

Call options. Call options are written by the Fund only on securities owned by the Fund and all such options are listed on a national securities exchange. When the Fund sells an option, the premium received is recorded in the Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. The Fund's use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amounts reflect the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in securities' values underlying these instruments. The Fund's activities in written options are conducted through regulated exchanges which do not result in counterparty credit risks.

Allocation of income, expenses and gains and losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.


Distributions to shareholders. Income distributions are declared and recorded separately for Class A, Class B and Class Y Shares each day based on estimated net investment income. Such distributions are paid quarterly. Capital gain distributions, if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of wash sales. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.


Federal income taxes. During any particular year, the Fund is required to distribute certain minimum amounts of net realized capital gains and net investment income in order to avoid a federal income or excise tax. It is the Fund's intention to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to shareholders. As of December 31, 1995, the Fund has an accrued tax liability of $1,094,278 for net unrealized gains at the time of the acquisition of Rochester Tax Managed Fund, Inc. by the Fund (see Note 6).

Other. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.


Note 2. Management Fee and Other Transactions with Affiliated Parties:

Ronald H. Fielding, President and a trustee of the Fund, is also an officer, director, and controlling shareholder of Fielding Management Company, Inc. ("FMC"), the Fund's investment adviser, as well as an officer, director and controlling shareholder of Rochester Fund Distributors, Inc. ("RFD"), the Fund's principal underwriter, and an officer, director and controlling shareholder of Rochester Fund Services, Inc. ("RFS"), the Fund's shareholder servicing, accounting and pricing agent. See Note 7.

The management fee payable to FMC is based on an annual rate of .625% of average daily net assets up to $50 million, .50% of average daily net assets on the next $250 million, and .4375% of average daily net assets in excess of $300 million. During 1995, FMC received fees of $1,030,091 for management and investment advisory services.


The Fund has adopted a distribution plan with respect to its Class A Shares (the "Class A Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended, which permits the Fund to pay an asset based sales charge of up to .50% per annum of its relative net assets attributable to Class A Shares for certain sales related distribution expenses and a service fee of up to .25% per annum of relative net assets attributable to Class A Shares for expenses incurred in connection with the maintenance of shareholder accounts. For the year ended December 31, 1995, the Fund paid distribution fees on the Class A Plan of $1,324,659 to RFD. From this amount, RFD made payments of $780,467 to broker dealers and financial institutions.

The Fund has adopted a separate distribution plan with respect to its Class B Shares (the "Class B Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended, which permits the Fund to pay an asset based sales charge of up to .75% per annum of its relative net assets attributable to Class B Shares for certain sales related distribution expenses and a service fee of up to .25% per annum of relative net assets attributable to Class B Shares for expenses incurred in connection with the maintenance of shareholder accounts. For the year ended December 31, 1995, the Fund paid distribution fees on the Class B Plan of $92,392 to RFD.

The Fund has also adopted a distribution plan with respect to its Class Y Shares (the "Class Y Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended, which permits the Fund to pay a service fee of up to .25% per annum of relative net assets attributable to Class Y Shares for expenses incurred in connection with the maintenance of shareholder accounts. For the year ended December 31, 1995, the Fund paid distribution fees on the Class Y Plan of $3,032 to RFD. From this amount, RFD made payments of $471 to broker dealers and financial institutions.

For the year ended December 31, 1995, RFD, acting as underwriter, received $228,970 as its portion of the sales charge from the sale of Class A Shares of the Fund. Class B Shares are sold without an initial sales charge; however, RFD pays a sales commission of 3% (including a prepaid service fee of .25%) to dealers who sell Class B Shares. A contingent deferred sales charge is imposed on Class B Shares redemptions within six years of purchase. During 1995, RFD received contingent deferred sales charges of $5,001 from redemptions of Class B Shares. Class Y Shares are sold without an initial sales charge or a contingent deferred sales charge.

The shareholder servicing agent fee charged by RFS to the Fund is based on an annual maintenance fee of $24.12 for each Class A and Class Y shareholder account and $26.02 for each Class B shareholder account. For the year ended December 31, 1995, RFS received $230,475, $14,271 and $764 in shareholder servicing agent fees for Class A, Class B and Class Y Shares, respectively. During 1995, the Fund was charged $62,450 by RFS for pricing and accounting services.



Note 3. Portfolio Information:

Purchases at cost and proceeds from sales of investment securities for the year ended December 31, 1995 were $258,429,455 and $136,312,744, respectively.

The Fund had transactions in call options as follows:

                                                     Number of
                                                     Contracts        Premiums
                                                     ---------      -----------
Options Outstanding at
  December 31, 1994                                        0        $         0
Options written                                        5,740          1,282,510
Options acquired as a result of the
  June 28, 1995 acquisition of
  Rochester Tax Managed Fund, Inc.                       655             92,417
Options expired, exercised and
  terminated in closing purchase
  transactions                                        (4,030)          (794,235)
                                                      ------        -----------
Options outstanding at
  December 31, 1995                                    2,365        $   580,692
                                                      ======        ===========

The Fund has no specific percentage limitation on restricted securities except to the extent of the security's liquidity. The Fund may not invest more than 15% of its net assets in illiquid securities. At December 31, 1995, the Fund held $20,372,186 in illiquid securities (constituting 7.4% of net assets). The Fund held $72,537,853 in restricted securities at December 31, 1995, comprising approximately 26.3% of net assets. The majority of these securities, although not registered under the Securities Act of 1933, as amended (the "Act"), may be resold to certain qualified institutional buyers in reliance upon Rule 144A under the Act and are considered to be liquid due to the active institutional market that exists for these securities.

                                                                 Date of                Purchase                 % of Net
         Description                                           Acquisition                Cost                    Assets
         -----------                                           -----------                ----                    ------
Alexander & Alexander Services, Inc., $3.625+                  3/94 & 1/95             $  638,750                  0.3%
Alfa, S.A. de C.V., 8.0%, 2000+                                9/95                     2,500,000                  0.9%
Bangkok Bank Public Co. Ltd., 3.25%, 2004+                     2/94                       500,000                  0.2%
Chiron Corp., 1.9%, 2000+                                      11/93 & 1/95             1,340,263                  0.6%
Danskin, Inc., 8.0%, 2002                                      8/95                     5,000,000                  2.5%
GE Capital Corp., Global Med-Term Notes, 2.5%, 1997+           1/94                       500,000                  0.2%
Grand Metropolitan PLC, 6.5%,2000+                             1/95 & 9/95              2,070,313                  0.8%
Hysan Development Co. Ltd., 6.75%, 2000+                       5/95                       500,000                  0.2%
IVAX Corp., 6.5%, 2001+                                        9/94                       465,000                  0.2%
Laidlaw Inc. (ADT Ltd.), 6.0%, 1999+                           12/93 - 4/94             2,347,500                  1.0%
Microtel Franchise & Dev. Corp., 8.0%, 2004                    1/94                     1,500,000                  1.1%
Microtel Franchise & Dev. Corp., 8.0%, 2005                    1/95                     1,500,000                  1.1%
Nippon Denro Ispat Ltd., 3.0%, 2001+                           3/94                       500,000                  0.1%
Owens-Corning Capital L.L.C. MIPS, $3.25+                      5/95 - 10/95             4,461,250                  1.8%
Physicians Clinical Laboratory, Inc., 7.5%, 2000+              2/94                       515,000                  0.0%
Pier 1 Imports, Inc. (General Host), 8.5%, 2000+               12/94                      470,000                  0.2%
Sandoz AG, 2.0%, 2002+                                         9/95                     1,623,400                  0.7%
Sepracor Inc., 7.0%, 2002+                                     11/95                    1,000,000                  0.4%
SoftKey International Inc., 5.5%, 2000+                        10/95 - 12/95            3,682,500                  1.1%
Spectrum Holobyte, Inc., 6.5%, 2002+                           9/95                     2,000,000                  0.5%
SubMicron Systems Corp., 9.0%, 1997                            12/95                      450,000                  0.2%
SubMicron Systems Corp., warrants, strike $14.00, 2000         12/95                            0                  0.0%
Telekom Malaysia Berhad, 4.0%, 2004+                           9/94                       500,000                  0.2%
Telxon Corp., 5.75%, 2003+                                     12/95                    6,000,000                  2.3%
TheraTx, Inc., 8.0%, 2002+                                     4/95                       571,875                  0.2%
Thermo Electron Corp., 4.25%, 2003+                            11/95                    7,000,000                  2.8%
Thermo Optek Corp., 5.0%, 2000+                                9/95 & 12/95             8,184,475                  3.1%
ThermoQuest Corp., 5.0%, 2000+                                 7/95 - 12/95             5,555,875                  2.0%
Travel Ports of America, Inc., 8.5%, 2005+                     2/95 & 8/95              1,750,625                  0.7%
Zenith Electronics Corp., 8.5%, 2000+                          9/95 - 11/95             2,562,500                  0.9%
                                                                                                                  ----
                                                                                                                  26.3%
                                                                                                                  ====

+SEC Rule 144A restriction.

Investments in non-U.S. issuers equals approximately 14.18% of net assets at December 31, 1995. All investments of foreign issuers are denominated in U.S. dollars.

Unrealized appreciation (depreciation) at December 31, 1995 based on cost of securities for federal income tax purposes of $269,966,460 was:

          Gross unrealized appreciation               $30,279,334
          Gross unrealized depreciation               (13,259,256)
                                                      -----------
          Net unrealized appreciation                 $17,020,078
                                                      ===========


Note 4. Bank Borrowings and Expense Offset Arrangements:

The Fund may borrow up to 5% of its total net assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The Fund has entered into an agreement which enables it to participate with other funds managed by FMC, or an affiliate of FMC, in an unsecured line of credit with a bank which permits borrowings up to $70 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the New York Interbank Offer Rate (NIBOR) plus .75%. Borrowings are payable on demand.

The Fund had borrowings of $9,120,000 outstanding at December 31, 1995. For the year ended December 31, 1995, the average monthly loan balance was $768,898 at a weighted average interest rate of 7.115%. The maximum amount of borrowings outstanding at any month-end was $9,120,000.

The Fund's custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest bearing custody account. For the year ended December 31, 1995, custodian fee offset arrangements reduced expenses by $25,560.


Note 5. Shares of Beneficial Interest:

The Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest of each class, par value $.01 per share. Transactions in Fund shares were as follows:

Class A:

Year ended December 31,                                               1995                                    1994
                                                                      ----                                    ----
                                                           Shares               Amount               Shares               Amount
                                                         ----------          ------------          ----------          ------------
Shares sold                                               7,217,942          $ 99,835,909           5,704,417          $ 74,824,458
Shares issued on reinvestment
 of distributions                                         1,158,342            16,067,613             415,454             5,248,037
Shares issued in connection
 with the acquisition of
 Rochester Tax Managed Fund, Inc.                           660,637             9,039,351
Shares repurchased                                       (2,278,192)          (31,392,544)         (1,008,951)          (12,977,435)
                                                         ----------          ------------          ----------          ------------
Net increase in
 shares outstanding                                       6,758,729          $ 93,550,329           5,110,920          $ 67,095,060
                                                         ==========          ============          ==========          ============

Class B:
                                               Period May 1 - December 31, 1995
                                               --------------------------------
                                                 Shares               Amount
                                               ----------          ------------
Shares sold                                     2,362,379          $ 33,327,370
Shares issued on reinvestment
 of distributions                                 114,523             1,597,930
Shares repurchased                                (12,136)             (175,070)
                                               ----------          ------------
Net increase
 in shares outstanding                          2,464,766          $ 34,750,230
                                               ==========          ============

Class Y:
                                                Period May 1 - December 31, 1995
                                                --------------------------------
                                                  Shares              Amount
                                                 --------           -----------
Shares sold                                       167,169           $ 2,280,841
Shares issued on reinvestment
 of distributions                                  12,344               172,794
Shares repurchased                                   (358)               (5,090)
                                                 --------           -----------
Net increase
 in shares outstanding                            179,155           $ 2,448,545
                                                 ========           ===========


Note 6.  Acquisition:

On June 28, 1995, the Fund acquired all of the assets and liabilities of Rochester Tax Managed Fund, Inc. (RTMF). The acquisition was accomplished by a tax-free exchange of 660,637 Class A shares of the Fund (valued at $9,039,351) for 760,094 shares of RTMF. The net assets of RTMF were valued at $9,039,351 and included unrealized appreciation of $4,275,694. Prior to the acquisition, RTMF did not distribute its net investment income or realized gains and was taxed as a C corporation. Accordingly, an accrued tax liability was assumed by the Fund on the date of the acquisition (see Note 1). During the second half of 1995, approximately $2,788,000 of accumulated earnings and profits resulting from the June 28, 1995 acquisition of RTMF was distributed to shareholders of the Fund. The aggregate net assets of the Fund after the acquisition were $189,184,982.


Note 7. Subsequent Event:

On January 4, 1996, FMC (the Fund's investment adviser), RFD (the Fund's principal underwriter) and RFS (the Fund's shareholder servicing, accounting and pricing agent) consummated a transaction with OppenheimerFunds, Inc. ("OFI"), which resulted in the sale to OFI of certain assets of FMC, RFD and RFS, including the transfer of the investment advisory agreement and other contracts with the Fund and the use of the name "The Rochester Funds". This transaction received approval by the Fund's shareholders on December 20, 1995.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of The Bond Fund For Growth

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Bond Fund For Growth (the "Fund") at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



/s/ Price Waterhouse LLP


Price Waterhouse LLP
Rochester, New York
January 30, 1996

                                   APPENDIX A
                           DESCRIPTION OF BOND RATINGS

DESCRIPTION OF MOODY'S INVESTORS SERVICES, INC.
CORPORATE BOND RATINGS

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamental strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

     Con. (---) -- Bonds for which the security depends upon the completion of some act of the fulfillment of some condition are rated conditionally. These are bonds secured by (1) earnings of projects under construction, (2) earnings of projects unseasoned in operation experiences, (3) rentals which begin when facilities are completed, or (4) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of condition.

STANDARD & POOR'S RATING GROUP BOND RATINGS

AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA -- Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in the A category.

BB -- B -- CCC -- CC -- Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C -- The rating C is reserved for income bonds on which no interest is being paid.

D -- Bonds rated D are in default, and payment of principal and/or interest is in arrears.

     Plus (+) or minus (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

     Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the issuance of bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. Accordingly, the investor should exercise his own judgement with respect to such likelihood and risk.

STANDARD & POOR'S RATING GROUP
PREFERRED STOCK RATING DEFINITIONS

"AAA" This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

"AA" A preferred stock issue rate "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

"A" An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

"BBB" An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

"BB," "B," "CCC" Preferred stock rated "BB," "B," and "CCC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

"CC" The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

"C"  A preferred stock rated "C" is a non-paying issue.

"D" A preferred stock rated "D" is a non-paying issue with the issuer in default on debt instruments.

FITCH INVESTORS SERVICES, INC.

AAA bonds (highest quality): "The obligor has an extraordinary ability to pay interest and repay principal which is unlikely to be affected by reasonably foreseeable events."

AA bonds (high quality): "the obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated securities or more subject to possible change over the term of the issue."

A bonds (good quality): "the obligor's ability to pay interest and repay principal is strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings."

BBB bonds (satisfactory bonds): "the obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings."

                             ROCHESTER FUND SERIES
                            THE BOND FUND FOR GROWTH

                                     PART C

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements:


     (1) Financial Highlights (see Part A. Prospectus): Filed herewith

     (2) Report of Independent Accountants (see Part B, Statement of Additional Information): Filed herewith

     (3) Portfolio of Investments (see Part B, Statement of Additional Information): Filed herewith

     (4) Statement of Assets and Liabilities (see Part B, Statement of Additional Information): Filed herewith

     (5) Statement of Operations (see Part B, Statement of Additional Information): Filed herewith

     (6) Statement of Changes in Net Assets (see Part B, Statement of Additional Information): Filed herewith

     (7) Notes to Financial Statements (see Part B, Statement of Additional Information): Filed herewith



     (b) Exhibits:


     (1) Amendment to Amended and Restated Declaration of Trust as filed with the Common of Massachusetts on February 7, 1996, effective March 8, 1996--filed herewith


     (2) Bylaws--filed with Registrant's Post Effective Amendment filed May 1, 1987--incorporated by reference

     (3) Not Applicable


     (4) (a) Specimen Share Certificate representing Class A Shares of Oppenheimer Bond Fund for Growth, a portfolio of the Registrant--filed herewith

     (b) Specimen Share Certificate representing Class B Shares of Oppenheimer Bond Fund for Growth, a portfolio of the Registrant--filed herewith

     (c) Specimen Share Certificate representing Class C Shares of Oppenheimer Bond Fund for Growth, a portfolio of the Registrant--filed herewith

     (d) Specimen Share Certificate representing Class M Shares of Oppenheimer Bond Fund for Growth, a portfolio of the Registrant--filed herewith

     (5) Investment Advisory Agreement dated January 4, 1996 with Oppenheimer Management Corporation--filed with Post Effective Amendment No. 15 of the Registrant filed January 11, 1996--incorporated by reference

     (6) (a) General Distributor's Agreement dated January 4, 1996 with Oppenheimer Funds Distributor, Inc.--filed with Post Effective Amendment No. 15 of the Registrant filed January 11, 1996--incorporated by reference


     (b) Form of Oppenheimer Funds Distributor Inc. Dealer Agreement--Filed with Post-Effective Amendment No. 14 of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850) filed September 30, 1994--incorporated by reference

     (c) Form of Oppenheimer Funds Distributor Inc. Broker Agreement--Filed with Post-Effective Amendment No. 14 of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850) filed September 30, 1994--incorporated by reference

     (d) Form of Oppenheimer Funds Distributor Inc. Agency Agreement--Filed with Post-Effective Amendment No. 14 of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850) filed September 30, 1994--incorporated by reference

     (7) Not Applicable

     (8) Acknowledgement of Assignment of Custodian Agreement with Investors Bank & Trust Company--filed with Registrant's Post Effective Amendment No. 9 filed May 1, 1991--incorporated by reference


     (9) Form of Service Contract with Oppenheimer Shareholder Services--filed with Post Effective Amendment No. 15 of the Registrant filed January 11, 1996--incorporated by reference

     (10) Consent of Counsel--incorporated by reference to the Registrant's Rule 24f-2 Notice filed on February 28, 1996


     (11) Independent Auditor's Consent--filed herewith

     (12) Not Applicable


     (13) Form of Investment Representation Letter from Oppenheimer Funds, Inc. relating to Class C Shares investment--filed herewith

     (14) (a) Form of Individual Retirement Account (IRA) Plan: previously filed with Post Effective Amendment No. 21 to the Registration Statement of Oppenheimer U.S. Government Trust (File No. 2-76645), August 25, 1993, and incorporated herein by reference

     (b) Form of Standardized and Non-standardized Profit Sharing and Money Purchase Pension Plan for self-employed persons and corporations: previously filed with Post Effective Amendment No. 3 to the Registration Statement of Oppenheimer Global Growth & Income Fund (File No. 33-33799), February 1, 1992, refiled with Post Effective Amendment No. 7 of Oppenheimer Global Growth & Income Fund (Reg. No. 33-33799), December 1, 1994, pursuant to Item 102 of Regulation S-T and incorporated herein by reference

     (c) Form of Tax Sheltered Retirement Plan and Custody Agreement for employees of public schools and tax-exempt organizations: previously filed with Post Effective Amendment No. 47 to the Registration Statement of Oppenheimer Growth Fund (File No. 2-45272), October 21, 1994 and incorporated herein by reference

     (d) Form of Simplified Employee Pension IRA: previously filed with Post Effective Amendment No. 15 to the Registration Statement of Oppenheimer Mortgage Income Fund (Reg. No. 33-6614), January 19, 1995 and incorporated herein by reference

     (e) Form of Prototype 401(k) Plan: previously filed with Post Effective Amendment No. 7 to the Registration Statement of Oppenheimer Strategic Income & Growth Fund (Reg. No. 33-47378), September 28, 1995 and incorporated herein by reference

     (15) (a) Amended and Restated Service Plan and Agreement with Oppenheimer Funds Distributor, Inc. dated January 4, 1996 for Class A Shares--filed with Post Effective Amendment No. 15 of the Registrant filed January 11, 1996--incorporated by reference

     (b) Amended and Restated Distribution and Service Plan and Agreement with Oppenheimer Funds Distributor, Inc. dated January 4, 1996 for Class B Shares--filed with Post Effective Amendment No. 15 of the Registrant filed January 11, 1996--incorporated by reference

     (c) Form of Distribution and Service Plan and Agreement with Oppenheimer Funds Distributor, Inc. for Class C Shares--filed with Post Effective Amendment No. 15 of the Registrant filed January 11, 1996--incorporated by reference

     (d) Form of Distribution and Service Plan and Agreement with Oppenheimer Funds Distributor, Inc. for Class M Shares--filed herewith

     (16) Performance Computation Schedule--filed herewith

     (17) (a) Financial Data Schedule for Class A Shares--filed herewith

     (b) Financial Data Schedule for Class B Shares--filed herewith

     (c) Financial Data Schedule for Class C Shares--none

     (d) Financial Data Schedule for Class M Shares--filed herewith

     (18) Oppenheimer Fund Multiple Class Plan under Rule 18f-3 dated January 5, 1996--filed with Post Effective Amendment No. 15 of the Registrant filed January 11, 1996--incorporated by reference

     -- Powers of Attorney--filed with Post Effective Amendment No. 15 of the Registrant filed January 11, 1996--incorporated by reference



ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     The Board of Trustees of the Registrant is identical to the Boards of Trustees of Rochester Fund Municipals ("RFM") and the Limited Term New York Municipal Fund ("LTNYX") (collectively "The Rochester Funds").

ITEM 26. NUMBER OF HOLDERS OF SECURITIES


     Title of Class             Number of Record Holders as of January 31, 1996

      Shares of
      beneficial interest,
      Class A .............................  14,308

      Shares of
      beneficial interest,
      Class B .............................   2,618


      Shares of
      beneficial interest,
      Class C..............................     -0-

      Shares of
      beneficial interest,
      Class M..............................     -0-


      Shares of
      beneficial interest,
      Class Y..............................      23



ITEM 27. INDEMNIFICATION


     Registrant's Amended and Restated Agreement and Declaration of Trust (the "Declaration of Trust"), which is referenced herein (see Exhibit 1), contains certain provisions relating to the indemnification of Registrant's officers and trustees. Section 6.4 of Registrant's Declaration of Trust provides that Registrant shall indemnify (from the assets of the Fund or Funds in question) each of its trustees and officers (including persons who served at Registrant's request as directors, officers or trustees of another organization in which Registrant has any interest as a shareholder, creditor or otherwise hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to, amounts paid for satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a trustee or officer, director or trustee, except with respect to any matter as to which it has been determined in one of the manners described below, that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interest of Registrant or (ii) had acted with willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct described in (i) and (ii) being referred to hereafter as "Disabling Conduct".


     Section 6.4 provides that a determination that the Covered Conduct may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnity was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of trustees who are neither "interested persons" of Registrant as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion.

     In addition, Section 6.4 provides that expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Sub-trust in question if it is ultimately determined that indemnification of such expenses is not authorized under Article 6 and (i) the Covered Person shall have provided security for such undertaking,
(ii) Registrant shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of disinterested trustees who are not a party to the proceeding, by an independent legal counsel in a written opinion, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

     Section 6.1 of Registrant's Agreement and Declaration of Trust provides, among other things, that nothing in the Agreement and Declaration of Trust shall protect any trustee or officer against any liability to Registrant or the shareholders to which such trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of trustee or such officer.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     During the last two fiscal years, all other business, profession, vocation or employment of a substantial nature in which the investment adviser of Registrant and each director, officer or partner of that investment adviser have been engaged for their own account or in the capacity of director, officer, employee, partner or trustee is as follows:

     (a) OppenheimerFunds, Inc. is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other registered investment companies as described in Parts A and B hereof and listed in Item 28(b) below.

     (b) There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of OppenheimerFunds, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name & Current Position       Other Business and Connections
with OppenheimerFunds, Inc.   During the Past Two Years
--------------------------    ------------------------------
Lawrence Apolito,             None.
Vice President



Victor Babin,                 None.
Senior Vice President


Robert J. Bishop,             Treasurer of the Oppenheimer Funds
Assistant Vice President      (listed below); previously a Fund Controller for
                              OppenheimerFunds, Inc. (the "Manager").


Bruce Bartlett,               Vice President and Portfolio Manager of
Vice President                Oppenheimer Total Return Fund, Inc., Oppenheimer
                              Main Street Funds, Inc. and Oppenheimer Variable
                              Account Funds; formerly a Vice President and
                              Senior Portfolio Manager at First of America
                              Investment Corp.


George Bowen,                 Treasurer of the New York-based Oppenheimer Funds;
Senior Vice President         Vice President, Secretary and Treasurer and
and Treasurer                 Treasurer of the Denver-based Oppenheimer Funds.
                              Vice President and Treasurer of Oppenheimer Funds
                              Distributor, Inc. (the "Distributor") and
                              HarbourView Asset Management Corporation
                              ("HarbourView"), an investment adviser subsidiary of the Manager OMC; Senior Vice President,
                              Treasurer, Assistant Secretary and a director of Centennial Asset Management Corporation
                              ("Centennial"), an investment adviser subsidiary of the Manager; Vice President, Treasurer and
                              Secretary of Shareholder Services, Inc. ("SSI") and Shareholder Financial Services, Inc. ("SFSI"), transfer agent subsidiaries of the Manager;
                              President, Treasurer and Director of Centennial
                              Capital Corporation; Vice President and Treasurer of Main Street Advisers.

Michael A. Carbuto,           Vice President and Portfolio Manager of
Vice President                Centennial California Tax Trust, Centennial
                              New York Tax Exempt Trust and Centennial Tax
                              Exempt Trust; Vice President of Centennial.



William Colbourne,            Formerly, Director of Alternative Staffing
Assistant Vice President      Resources, and Vice President of Human Resources,
                              American Cancer Society.

Name & Current Position       Other Business and Connections
with OppenheimerFunds, Inc.   During the Past Two Years
--------------------------    ------------------------------
Lynn Coluccy,                 Formerly Vice President\Director of Internal Audit
Vice President                of the Manager.

O. Leonard Darling,           Formerly Co-Director of Fixed Income for
Executive Vice President      State Street Research & Management Co.

Robert A. Densen,             None.
Senior Vice President


Robert Doll, Jr.,             Vice President and Portfolio Manager of
Executive Vice President      Oppenheimer Growth Fund, Oppenheimer Variable
                              Account Funds; Senior Vice President and Portfolio
                              Manager of Oppenheimer Strategic Income & Growth
                              Fund; Vice President of Oppenheimer Quest Value
                              Fund, Inc., Oppenheimer Quest Officers Value Fund,
                              Oppenheimer Quest For Value Funds and Oppenheimer
                              Quest Global Value Fund, Inc.



John Doney, Vice President    Vice President and Portfolio Manager of
                              Oppenheimer Equity Income Fund.


Andrew J. Donohue,            Secretary of the New York-based Oppenheimer
Executive Vice President      Funds and Rochester based Oppenheimer Funds;
& General Counsel             Vice President of the Denver-based
                              Oppenheimer Funds; Executive Vice President,
                              Director and General Counsel of the Distributor;
                              formerly Senior Vice President and Associate
                              General Counsel of the Manager and the
                              Distributor.


Kenneth C. Eich,              Treasurer of Oppenheimer Acquisition
Executive Vice President/     Corporation
Chief Financial Officer

George Evans, Vice President  Vice President and Portfolio Manager of
                              Oppenheimer Variable Account Funds and
                              Oppenheimer Global Securities Fund.

Scott Farrar,                 Assistant Treasurer of the Oppenheimer Funds;
Assistant Vice President      previously a Fund Controller for the Manager.


Ronald H. Fielding            Chairman of the Board and Director of Rochester
Senior Vice President         Fund Distributors, Inc. ("RFD"); President and
                              Director of Fielding Management Company, Inc.
                              ("FMC"); President and Director of Rochester
                              Capital Advisors, Inc. ("RCAI"); President and
                              Director of Rochester Fund Services, Inc. ("RFS");
                              President and Director of Rochester Tax Managed
                              Fund, Inc.; Vice President and Portfolio Manager of Rochester Fund Municipals and Rochester
                              Portfolio Series--Limited Term New York Municipal
                              Fund; previously President and Trustee of Rochester Fund Municipals, Rochester Portfolio
                              Series--Limited Term New York Municipal Fund and
                              Bond Fund Series--Oppenheimer Bond Fund for
                              Growth.

Katherine P. Feld             Vice President and Secretary of Oppenheimer Fund
Vice President and            Distributors, Inc.; Secretary of HarbourView, Main
Secretary                     Street Advisers, Inc. and Centennial, Secretary,
                              Vice President and Director of Centennial Capital
                              Corp.





Jon S. Fossel,                Director of OAC, the Manager's parent holding
Chairman of the Board         company; President, CEO and a director of
and Director                  HarbourView; a director of SSI and SFSI;
                              President, Director, Trustee, and Managing General
                              Partner of the Denver-based Oppenheimer Funds;
                              President and Chairman of the Board of Main Street
                              Advisers, Inc.; formerly Chief Executive Officer of the Manager.

Patricia C. Foster            Formerly Secretary and General Counsel of RFD,
Vice President                FMC, FCAI, RFS, Rochester Fund Municipals,
                              Rochester Portfolio Series--Limited Term New York
                              Municipal Fund, Rochester Tax Managed Fund, Inc.,
                              Bond Fund Series--Oppenheimier Bond Fund for
                              Growth.

Name & Current Position       Other Business and Connections
with OppenheimerFunds, Inc.   During the Past Two Years
--------------------------    ------------------------------


Robert G. Galli,              Trustee of the New York-based
Vice Chairman                 Oppenheimer Funds; Vice President and Counsel of
                              OAC; formerly he held the following positions: a director of the Distributor, Vice President and a director of HarbourView and Centennial, a director of SFSI and SSI, an officer of other Oppenheimer
                              Funds and Executive Vice President & General
                              Counsel of the Manager and the Distributor.

Linda Gardner,                None.
Assistant Vice President

Ginger Gonzalez,              Formerly 1st Vice President/Director of
Vice President                Creative Services for Shearson Lehman Brothers.

Mildred Gottlieb,             Formerly served as a Strategy Consultant
Assistant Vice President      for the Private Client Division of Merrill Lynch.

Dorothy Grunwager,            None.
Assistant Vice President

Caryn Halbrecht,              Vice President and Portfolio Manager of
Vice President                Oppenheimer Insured Tax-Exempt Fund and
                              Oppenheimer Intermediate Tax Exempt Fund; an officer of other Oppenheimer Funds; formerly Vice
                              President of Fixed Income Portfolio Management at
                              Bankers Trust.

Barbara Hennigar,             President and Director of Shareholder
President and Chief           Financial Service, Inc.
Executive Officer of
Oppenheimer Shareholder
Services, a division of OMC.

Alan Hoden, Vice President    None.

Merryl Hoffman,               None.
Vice President

Scott T. Huebl,               None.
Assistant Vice President

Jane Ingalls,                 Formerly a Senior Associate with Robinson,
Assistant Vice President      Lake/Sawyer Miller.

Name & Current Position       Other Business and Connections
with OppenheimerFunds, Inc.   During the Past Two Years
--------------------------    ------------------------------
Bennett Inkeles,              Formerly employed by Doremus & Company, an
Assistant Vice President      advertising agency.

Frank Jennings                Portfolio Manager of Oppenheimer Global
Vice President                Growth & Income Fund.  Formerly a Managing
                              Director of Global Equities at Paine Webber's
                              Mitchell Hutchins division.

Stephen Jobe,                 None.
Vice President

Heidi Kagan,                  None.
Assistant Vice President

Avram Kornberg,               Formerly a Vice President with Bankers Trust.
Vice President

Paul LaRocco,                 Portfolio Manager of Oppenheimer Capital
Assistant Vice President      Appreciation Fund and Oppenheimer Variable Account
                              Funds; Associate Portfolio Manager of Oppenheimer
                              Discovery Fund. Formerly a Securities Analyst for
                              Columbus Circle Investors.

Mitchell J. Lindauer,         None.
Vice President

Loretta McCarthy,             None.
Senior Vice President


Bridget Macaskill,            President, Director and Trustee of the Oppenheimer
President, Chief Executive    Funds; President and a Director of OAC,
Officer and Director          HarbourView and Oppenheimer Partnership Holdings,
                              Inc; Director of Main Street Advisers, Inc.;
                              Chairman and Director of SSI.


Sally Marzouk,                None.
Vice President

Marilyn Miller,               Formerly a Director of marketing for
Vice President                TransAmerica Fund Management Company.


Robert J. Milnamow,           Vice President and Portfolio Manager of
Vice President                Oppenheimer Main Street Funds, Inc. Formerly a
                              Portfolio Manager with Phoenix Securities Group.


Denis R. Molleur,             None.
Vice President

Kenneth Nadler,               None.
Vice President


David Negri,                  Vice President and Portfolio Manager of
Vice President                Oppenheimer Variable Account Funds, Oppenheimer
                              Asset Allocation Fund, Oppenheimer Strategic
                              Income Fund, Oppenheimer Strategic Income & Growth
                              Fund; an officer of other Oppenheimer Funds.

Name & Current Position       Other Business and Connections
with OppenheimerFunds, Inc.   During the Past Two Years
--------------------------    ------------------------------
Barbara Niederbrach,          None.
Assistant Vice President

Stuart Novek,                 Formerly a Director Account Supervisor for
Vice President                J. Walter Thompson.

Robert A. Nowaczyk,           None.
Vice President


Robert E. Patterson,          Vice President and Portfolio Manager of
Senior Vice President         Oppenheimer Main Street Funds, Inc., Oppenheimer
                              Multi-State Tax-Exempt Trust, Oppenheimer
                              Tax-Exempt Fund, Oppenheimer California Tax-Exempt
                              Fund, Oppenheimer New York Tax-Exempt Fund and
                              Oppenheimer Tax-Free Bond Fund; Vice President of
                              The New York Tax-Exempt Income Fund, Inc.; Vice
                              President of Oppenheimer Multi-Sector Income
                              Trust.


Tilghman G. Pitts III,        Chairman and Director of the Distributor.
Executive Vice President
and Director


Jane Putnam,                  Associate Portfolio Manager of Oppenheimer Growth
Assistant Vice President      Fund; Vice President and Portfolio Manager of
                              Oppenheimer Target Fund and Oppenheimer Variable
                              Account Funds. Formerly Senior Investment Officer and Portfolio Manager with Chemical Bank.


Russell Read,                 Formerly an International Finance Consultant
Vice President                for Dow Chemical.

Thomas Reedy,                 Vice President of Oppenheimer Multi-Sector
Vice President                Income Trust and Oppenheimer Multi-Government
                              Trust; an officer of other Oppenheimer Funds;
                              formerly a Securities Analyst for the Manager.

David Robertson,              None.
Vice President

Adam Rochlin,                 Formerly a Product Manager for Metropolitan
Assistant Vice President      Life Insurance Company.



Michael S. Rosen,             Vice President of RFS; President and Director of
Vice President                RFD; Vice President and Director of FMC; Vice
                              President and director of RCAI; Vice President and Director of Rochester Tax Managed Fund Inc.; Vice
                              President and Portfolio Manager of Bond Fund
                              Series--Oppenheimer Bond Fund for Growth;
                              previously Vice President and Trustee of Rochester
                              Fund Municipals and Rochester Portfolio Series
                              Limited Term New York Municipal Fund.


David Rosenberg,              Vice President and Portfolio Manager of
Vice President                Oppenheimer Limited-Term Government Fund,
                              Oppenheimer U.S. Government Trust and Oppenheimer
                              Integrity Funds. Formerly Vice President and
                              Senior Portfolio Manager for Delaware Investment
                              Advisors.

Name & Current Position       Other Business and Connections
with OppenheimerFunds, Inc.   During the Past Two Years
--------------------------    ------------------------------
Richard H. Rubinstein,        Vice President and Portfolio Manager of
Vice President                Oppenheimer Asset Allocation Fund, Oppenheimer
                              Fund and Oppenheimer Variable Account Funds; an officer of other Oppenheimer Funds; formerly Vice
                              President and Portfolio Manager/Security Analyst for Oppenheimer Capital Corp., an investment adviser.


Lawrence Rudnick,             Formerly Vice President of Dollar Dry Dock
Assistant Vice President      Bank.

James Ruff,                   None.
Executive Vice President

Ellen Schoenfeld,             None.
Assistant Vice President


Diane Sobin,                  Vice President and Portfolio Manager of
Vice President                Oppehneimer Gold & Special Minerals Fund,
                              Oppenheimer Total Return Fund, Inc. Oppenheimer
                              Main Street Funds, Inc. and Oppenheimer Variable
                              Account Funds; formerly a Vice President and
                              Senior Portfolio Manager for Dean Witter
                              InterCapital, Inc.


Nancy Sperte,                 None.
Senior Vice President

Donald W. Spiro,              President and Trustee of the New York-based
Chairman Emeritus             Oppenheimer Funds; formerly Chairman of the
and Director                  Manager and the Distributor.

Arthur Steinmetz,             Vice President and Portfolio Manager of
Senior Vice President         Oppenheimer Strategic Income Fund, Oppenheimer
                              Strategic Income & Growth Fund; an officer of other Oppenheimer Funds.

Ralph Stellmacher,            Vice President and Portfolio Manager of
Senior Vice President         Oppenheimer Champion Income Fund and Oppenheimer
                              High Yield Fund; an officer of other Oppenheimer
                              Funds.

John Stoma, Vice President    Formerly Vice President of Pension Marketing with
                              Manulife Financial.

James C. Swain,               Chairman, CEO and Trustee, Director or
Vice Chairman of the          Managing Partner of the Denver-based
Board of Directors            Oppenheimer Funds; President and a Director
and Director                  of Centennial; formerly President and Director of
                              OAMC, and Chairman of the Board of SSI.

James Tobin, Vice President   None.

Name & Current Position       Other Business and Connections
with OppenheimerFunds, Inc.   During the Past Two Years
--------------------------    ------------------------------
Jay Tracey, Vice President    Vice President of the Manager; Vice President and
                              Portfolio Manager of Oppenheimer Discovery Fund.
                              Formerly Managing Director of Buckingham Capital
                              Management.

Gary Tyc, Vice President,     Assistant Treasurer of the Distributor and
Assistant Secretary           SFSI.
and Assistant Treasurer

Jeffrey Van Giesen            Formerly employed by Kidder Peabody Asset
Vice President                Management.

Ashwin Vasan,                 Vice President and Portfolio Manager of
Vice President                Oppenheimer Multi-Sector Income Trust, Oppenheimer
                              Multi-Government Trust and Oppenheimer
                              International Bond Fund; an officer of other
                              Oppenheimer Funds.

Valerie Victorson,            None.
Vice President

Dorothy Warmack,              Vice President and Portfolio Manager of Daily
Vice President                Cash Accumulation Fund, Inc., Oppenheimer Cash
                              Reserves, Centennial America Fund, L.P.,
                              Centennial Government Trust and Centennial Money
                              Market Trust; Vice President of Centennial.

Christine Wells,              None.
Vice President


William L. Wilby,             Vice President and Portfolio Manager of
Senior Vice President         Oppenheimer Variable Account Funds,
                              Oppenheimer Global Fund and Oppenheimer Global
                              Growth & Income Fund; Vice President of
                              HarbourView; an officer of other Oppenheimer
                              Funds.


Susan Wilson-Perez,           None.
Vice President

Carol Wolf,                   Vice President and Portfolio Manager of
Vice President                Oppenheimer Money Market Fund, Inc., Centennial
                              America Fund, L.P., Centennial Government Trust,
                              Centennial Money Market Trust and Daily Cash
                              Accumulation Fund, Inc.; Vice President of
                              Oppenheimer Multi-Sector Income Trust; Vice
                              President of Centennial.

Robert G. Zack,               Associate General Counsel of the Manager;
Senior Vice President         Assistant Secretary of the Oppenheimer
and Assistant Secretary       Funds; Assistant Secretary of SSI, SFSI; an
                              officer  of other Oppenheimer Funds.

Eva A. Zeff,                  An officer of certain Oppenheimer Funds; Assistant
Assistant Vice President      Vice President formerly a  Securities Analyst for
                              the Manager.

Name & Current Position       Other Business and Connections
with OppenheimerFunds, Inc.   During the Past Two Years
--------------------------    ------------------------------


Arthur J. Zimmer,             Vice President and Portfolio Manager of
Vice President                Oppenheimer Variable Account Funds, Centennial
                              America Fund, L.P., Centennial Government Trust,
                              Centennial Money Market Trust and Daily Cash
                              Accumulation Fund, Inc.; Vice President of
                              Oppenheimer Multi-Sector Income Trust; Vice
                              President of Centennial; an officer of other
                              Oppenheimer Funds.


The Oppenheimer Funds include the New York-based Oppenheimer Funds, and the Denver-based Oppenheimer Funds and the Rochester-based Oppenheimer Funds set forth below:



                  New York-based Oppenheimer Funds
                  --------------------------------
                  Oppenheimer Asset Allocation Fund
                  Oppenheimer California Tax-Exempt Fund
                  Oppenheimer Discovery Fund
                  Oppenheimer Enterprise Fund
                  Oppenheimer Global Emerging Growth Fund
                  Oppenheimer Global Fund
                  Oppenheimer Global Growth & Income Fund
                  Oppenheimer Gold & Special Minerals Fund
                  Oppenheimer Growth Fund
                  Oppenheimer Money Market Fund, Inc.
                  Oppenheimer Multi-Government Trust
                  Oppenheimer Multi-Sector Income Trust
                  Oppenheimer Multi-State Tax-Exempt Trust
                  Oppenheimer New York Tax-Exempt Fund
                  Oppenheimer Fund
                  Oppenheimer Quest Global Value Fund, Inc.
                  Oppenheimer Quest Value Fund, Inc.
                  Oppenheimer Quest for Value Funds
                  Oppenheimer Target Fund
                  Oppenheimer Tax-Free Bond Fund
                  Oppenheimer U.S. Government Trust

                  Denver-based Oppenheimer Funds
                  ------------------------------
                  Oppenheimer Cash Reserves
                  Centennial America Fund, L.P.
                  Centennial California Tax Exempt Trust
                  Centennial Government Trust
                  Centennial Money Market Trust
                  Centennial New York Tax Exempt Trust
                  Centennial Tax Exempt Trust
                  Daily Cash Accumulation Fund, Inc.
                  The New York Tax-Exempt Income Fund, Inc.
                  Oppenheimer Champion Income Fund
                  Oppenheimer Equity Income Fund
                  Oppenheimer High Yield Fund
                  Oppenheimer Integrity Funds
                  Oppenheimer International Bond Fund
                  Oppenheimer Limited-Term Government Fund
                  Oppenheimer Main Street Funds, Inc.

                  Oppenheimer Strategic Funds Trust
                  Oppenheimer Strategic Income & Growth Fund
                  Oppenheimer Tax-Exempt Fund
                  Oppenheimer Total Return Fund, Inc.
                  Oppenheimer Variable Account Funds

                  Rochester-based Funds
                  -----------------
                  Rochester Fund Municipals
                  Bond Fund Series--Oppenheimer Bond Fund for Growth

                  (f/k/a Rochester Fund Series--The Bond Fund For Growth)

                  Rochester Portfolio Series--Limited Term New York
                   Municipal Fund

     The address of OppenheimerFunds, Inc. the New York-based Oppenheimer
Funds, Oppenheimer Funds Distributor, Inc., Harbourview Asset Management Corp., Oppenheimer Partnership Holdings, Inc., and Oppenheimer Acquisition Corp. is Two World Trade Center, New York, New York 10048-0203.


     The address of the Denver-based Oppenheimer Funds, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Shareholder Services, Centennial Asset Management Corporation, Centennial Capital Corp., and Main Street Advisers, Inc. is 3410 South Galena Street, Denver, Colorado 80231.

     The address of Rochester-based Oppenheimer Funds is 350 Linden Oaks, Rochester, New York 14625

ITEM 29. PRINCIPAL UNDERWRITERS

     (a) OppenheimerFunds Distributor, Inc. is the Distributor of Registrant's shares. It is also the Distributor of each of the other registered open-end investment companies for which Oppenheimer Funds, Inc. is the investment adviser, as described in Part A and B of this Registration Statement and listed in Item 28(b) above.

     (b) The directors and officers of the Registrant's principal underwriter are:

                                                          Positions
                                                             and
Name & Principal         Positions & Offices             Offices with
Business Address           with Underwriter               Registrant
----------------         -------------------            -------------
Christopher Blunt        Vice President                    None
6 Baker Avenue
Westport, CT  06880


George Clarence Bowen+   Vice President & Treasurer     Vice President and
                                                        Treasurer of the
                                                        NY-based Oppenheimer
                                                        Funds/Vice President,
                                                        Secretary and Treasurer
                                                        of the Denver-based
                                                        Oppenheimer Funds;
                                                        Treasurer of the
                                                        Rochester-based
                                                        Oppenhemier Funds.


Julie Bowers             Vice President                    None
21 Dreamwold Road
Scituate, MA 02066

Peter W. Brennan         Vice President                    None
1940 Cotswold Drive
Orlando, FL 32825

Mary Ann Bruce*          Senior Vice President -           None
                         Financial Institution Div.

Robert Coli              Vice President                    None
12 Whitetail Lane
Bedminster, NJ 07921

                                                                  Positions
                                                                     and
Name & Principal             Positions & Offices                Offices with
Business Address               with Underwriter                  Registrant
----------------             -------------------               -------------
Ronald T. Collins            Vice President                        None
710-3 E. Ponce DeLeon Ave.
Decatur, GA  30030


Bill Coughlin                Vice President                        None
1400 Laurel Avenue
Apt. W710
Minneapolis, MN 55403


Mary Crooks+                 Vice President                        None

Paul Delli Bovi              Vice President                        None
750 West Broadway
Apt. 5M
Long Beach, NY  11561


Andrew John Donohue*         Executive Vice               Secretary of the
                             President & Director         NY-based Oppenheimer
                                                          Funds, and the
                                                          Rochester-based
                                                          Oppenheimer Funds;
                                                          Vice President of the
                                                          Denver-based
                                                          Oppenheimer Funds


Wendy H. Ehrlich             Vice President                        None
4 Craig Street
Jericho, NY 11753

Kent Elwell                  Vice President                        None
41 Craig Place
Cranford, NJ  07016

John Ewalt                   Vice President                        None
2301 Overview Dr. NE
Tacoma, WA 98422

Katherine P. Feld*           Vice President & Secretary            None

Mark Ferro                   Vice President                        None
43 Market Street
Breezy Point, NY 11697


Ronald H. Fielding++         Vice President                        None

Reed F. Finley               Vice President -                      None
1657 Graefield               Financial Institution Div.
Birmingham, MI 48009

Wendy Fishler*               Vice President -                      None
                             Financial Institution Div.

Wayne Flanagan               Vice President -                      None
36 West Hill Road            Financial Institution Div.
Brookline, NH 03033

Ronald R. Foster             Senior Vice President -               None
11339 Avant Lane             Eastern Division Manager
Cincinnati, OH 45249

Patricia Gadecki             Vice President                        None
6026 First Ave. South,
Apt. 10
St. Petersburg, FL 33707

Luiggino Galleto             Vice President                        None
10239 Rougemont Lane
Charlotte, NC 28277

                                                                    Positions
                                                                       and
Name & Principal               Positions & Offices                Offices with
Business Address                 with Underwriter                  Registrant
----------------               -------------------               -------------
Mark Giles                     Vice President -                      None
5506 Bryn Mawr                 Financial Institution Div.
Dallas, TX 75209

Ralph Grant*                   Vice President/National               None
                               Sales Manager - Financial
                               Institution Div.

Sharon Hamilton                Vice President                        None
720 N. Juanita Ave. - #1
Redondo Beach, CA 90277

Carla Jiminez                  Vice President                        None
609 Chimney Bluff Drive
Mt. Pleasant, SC 29464

Mark D. Johnson                Vice President                        None
7512 Cromwell Dr. Apt 1
Clayton, MO 63105

Michael Keogh*                 Vice President                        None

Richard Klein                  Vice President                        None
4011 Queen Avenue South
Minneapolis, MN 55410



Ilene Kutno*                   Assistant Vice President              None

Wayne A. LeBlang               Senior Vice President -               None
23 Fox Trail                   Director Eastern Div.
Lincolnshire, IL 60069

Dawn Lind                      Vice President -                      None
7 Maize Court                  Financial Institution Div.
Melville, NY 11747

James Loehle                   Vice President                        None
30 John Street
Cranford, NJ  07016

Laura Mulhall*                 Senior Vice President -               None
                               Director of Key Accounts

Charles Murray                 Vice President                        None
50 Deerwood Drive
Littleton, CO 80127

                                                                    Positions
                                                                       and
Name & Principal               Positions & Offices                Offices with
Business Address                 with Underwriter                  Registrant
----------------               -------------------               -------------
Joseph Norton                  Vice President                        None
1550 Bryant Street
San Francisco, CA  94103

Patrick Palmer                 Vice President                        None
958 Blue Mountain Cr.
West Lake Village, CA 91362

Randall Payne                  Vice President -                      None
1307 Wandering Way Dr.         Financial Institution Div.
Charlotte, NC 28226

Gayle Pereira                  Vice President                        None
2707 Via Arboleda
San Clemente, CA 92672

Charles K. Pettit              Vice President                        None
22 Fall Meadow Dr.
Pittsford, NY  14534

Bill Presutti                  Vice President                        None
664 Circuit Road
Portsmouth, NH  03801

Tilghman G. Pitts, III*        Chairman & Director                   None

Elaine Puleo*                  Vice President -                      None
                               Financial Institution Div.

Minnie Ra                      Vice President -                      None
109 Peach Street               Financial Institution Div.
Avenel, NJ 07001

Ian Robertson                  Vice President                        None
4204 Summit Wa
Marietta, GA 30066

Robert Romano                  Vice President                        None
1512 Fallingbrook Drive
Fishers, IN 46038

Michael S. Rosen++             Vice President                   Vice President

James Ruff*                    President                             None

Timothy Schoeffler             Vice President                        None
3118 N. Military Road
Arlington, VA 22207

Mark Schon                     Vice President                        None
10483 E. Corrine Dr.
Scottsdale, AZ 85259

                                                                   Positions
                                                                      and
Name & Principal              Positions & Offices                Offices with
Business Address                with Underwriter                  Registrant
----------------              -------------------               -------------
Michael Sciortino             Vice President                         None
785 Beau Chene Dr.
Mandeville, LA 70448

James A. Shaw                 Vice President -                       None
5155 West Fair Place          Financial Institution Div.
Littleton, CO 80123

Robert Shore                  Vice President -                       None
26 Baroness Lane              Financial Institution Div.
Laguna Niguel, CA 92677

Peggy Spilker                 Vice President -                       None
2017 N. Cleveland, #2         Financial Institution Div.
Chicago, IL  60614

Michael Stenger               Vice President                         None
C/O America Building
30 East Central Pkwy
Suite 1008
Cincinnati, OH 45202

George Sweeney                Vice President                         None
1855 O'Hara Lane
Middletown, PA 17057

Scott McGregor Tatum          Vice President                         None
7123 Cornelia Lane
Dallas, TX  75214

Dave Thomas                   Vice President -                       None
111 South Joliet Circle       Financial Institution Div.
#304
Aurora, CO  80112

Philip St. John Trimble       Vice President                         None
2213 West Homer
Chicago, IL 60647

Gary Paul Tyc+                Assistant Treasurer                    None

Mark Stephen Vandehey+        Vice President                         None

Gregory K. Wilson             Vice President                         None
2 Side Hill Road
Westport, CT 06880



--------

 *   Two World Trade Center, New York, NY 10048-0203
 +   3410 South Galena St., Denver, CO 80231
++   350 Linden Oaks, Rochester, NY 14625-2807

     (c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act and the General Rules and Regulations promulgated thereunder, are in possesion of OppenheimerFunds, Inc. at its offices at 3410 South Galena Street, Denver, Colorado 80231, except that records with regard to items covered by Registrant's Custodian Agreement, are maintained by, or under agreement with, its Custodian, Investors Bank & Trust Company, 89 South Street, Boston, MA 02111.

ITEM 31. MANAGEMENT SERVICES

     There are no management-related service contracts not discussed in Parts A and B of this Form under which services are provided to the Registrant and, therefore, this Item 31 is not applicable.

ITEM 32. UNDERTAKINGS

     (a) Not applicable

     (b) Not applicable

     (c) The Registrant hereby undertakes to furnish each person to whom a Prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 5th day of March, 1996

                                                ROCHESTER PORTFOLIO SERIES


                                            By:     BRIDGET A. MACASKILL*
                                                --------------------------------
                                                Bridget A. Macaskill, Chairman
                                                of the Board and President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signatures                      Title                          Date
----------                      -----                          ----

    BRIDGET A. MACASKILL*       Chairman of the Board,         March 5, 1996
----------------------------    President (Principal
    Bridget A. Macaskill        Executive Officer) and
                                Trustee

    GEORGE C. BOWEN*            Treasurer (Principal           March 5, 1996
----------------------------    Financial and Accounting
    George C. Bowen             Officer)



    JOHN CANNON*               Trustee                         March 5, 1996
----------------------------   John Cannon


    PAUL Y. CLINTON*            Trustee                        March 5, 1996
----------------------------
    Paul Y. Clinton



    THOMAS W. COURTNEY*         Trustee                        March 5, 1996
----------------------------
    Thomas W. Courtney



    LACY B. HERRMANN*           Trustee                        March 5, 1996
----------------------------
    Lacy B. Herrmann


    GEORGE LOFT*                Trustee                        March 5, 1996
----------------------------
    George Loft

*By:  /s/ ROBERT G. ZACK
    ------------------------
    Robert G. Zack,
    Attorney-in-Fact